UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06114

Cavanal Hill Funds

(Exact name of registrant as specified in charter)

Citi Fund Services, 3435 Stelzer Rd., Columbus, OH 43219

(Address of principal executive offices)   (Zip code)

Citi Fund Services, 3435 Stelzer Rd., Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-800-762-7085

Date of fiscal year end:	8/31/09

Date of reporting period:	8/31/09

The Registrant is filing this amendment to its Form N-CSR for the period ended August 31, 2009, originally filed with the Securities and Exchange Commission on November 9, 2009, (Accession Number 0001193125-09-228661) to amend Item 1, “Report to Stockholders” (the “Report”). The purpose of this amendment is solely to correct the Actual Expenses table on page 100 of the Report. This Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR.

Item 1.	Reports to Stockholders.

CAVANAL HILL FUNDS

(Formerly American Performance Funds)

ANNUAL REPORT

August 31, 2009

Management Discussion of Fund Performance

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Additional Fund Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceeded or accompanied by a prospectus. An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the fund’s prospectus. To obtain a prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The Cavanal Hill Funds are distributed by BOSC, Inc.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

THIS PAGE IS INTENTIONALLY LEFT BLANK

CAVANAL HILL MONEY MARKET FUNDS

INVESTMENT CONCERNS

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

The credit crisis erupted into a full-blown financial crisis in late-2008, rattling the usually-predictable money markets. Credit markets froze, banks refused to lend to each other, and investors showed little interest in purchasing commercial paper. Defensive strategies consumed the market, as investors grew fearful of holding positions in the troubled financial sector. After a large institutional money market fund “broke the buck,” the U.S. Treasury launched its Temporary Guarantee Program for Money Market Funds, which helped provide stability to the market and reassure investors.

Short-term interest rates declined sharply during the one-year period, as the Federal Reserve (the “Fed”) took unprecedented measures to inject confidence in the ailing U.S. financial system, unfreeze the stalled credit markets and jump-start the sagging U.S. economy. In one of its more extraordinary moves, the Fed in December lowered the federal funds target rate to a range of 0% to 0.25%, where it remained through the end of August. This action, combined with significant market demand for the highest-quality securities, pushed yields on U.S. Treasury Bills and other taxable and tax-exempt money market securities to unusually low levels. For example, the yield on the three-month Treasury Bill declined from 1.72% on August 29, 2008, to 0.15% on August 31, 2009, according to the U.S. Treasury’s web site. This environment created significant challenges for money market investors, who were faced with record-low yields and a diminishing supply of high-quality securities throughout much of the period. Supply was also a factor in the municipal money market, as variable-rate demand notes (VRDNs) were scarce, and the number of banks willing to provide letters of credit on VRDNs dwindled.

A modest bout of optimism emerged in the second half of the 12-month period, as it appeared the pace of the economic downturn was slowing. Manufacturing showed an uptick, consumer confidence improved, and stocks rebounded on improving corporate earnings. In addition, the financial sector rallied after the federal government released the results of its “stress tests” of the nation’s largest banks. The generally positive outcome led to improvements in the market’s perception of the financial sector’s overall creditworthiness, which helped restore stability to the commercial paper market.

THE CAVANAL HILL U.S. TREASURY FUND

The market’s demand for quality meant U.S. Treasury securities were in short supply during the period. At various points throughout the 12-months, yields on the shortest-term U.S. Treasuries approached 0%. Therefore, we added FDIC-backed commercial paper to enhance the Fund’s yields as appropriate. These corporate debt securities are backed by FDIC protection.*

THE CAVANAL HILL CASH MANAGEMENT FUND

The dysfunctional credit markets created many challenges for money market funds during the 12-month period. Credit-rating downgrades—and fears of credit rating downgrades—for many large and once-revered U.S. financial institutions created an environment in which high-quality corporate securities were scarce and demand for the available supply was strong. In general, we focused on securities we believed offered value and strong credit quality, including CDs and, when available, commercial paper. Our overall strategy was to invest in securities offering the combination of attractive yields and relative safety in the complex market environment. Consistent with our quality and liquidity objectives, we also extended the Fund’s weighted average maturity, when appropriate. This helped to generate yield advantages from securities further out on the money market yield curve.*

THE CAVANAL HILL TAX-FREE MONEY MARKET FUND

Rates on VRDNs remained unusually low for most of the 12-month period, as supply remained muted. VRDNs typically include credit enhancements in the form of bank-issued letters of credit. But, due to the struggles plaguing the financial sector, the number of approved letter-of-credit issuers decreased during the period.

Early in the period, we were in some instances able to lock in fixed-rate yields in an attempt to take advantage of the dislocation in the market. Additionally, we looked for opportunistic maturity dates among commercial paper positions. For example, mid-way through the period, we purchased a one-year tax-free fixed-rate note in order to extend the Fund’s weighted average maturity and capture the relative yield advantages from longer-dated paper. We also maintained a position in VRDNs to keep sufficient liquidity in the Fund. Throughout the period, liquidity and safety were paramount considerations, given the magnitude of market turbulence, and these factors will continue to be critical elements of our decisions going forward.*

OUTLOOK

In the current climate of recession and still-challenging credit markets, we expect the Fed to maintain its current monetary policy through mid-2010. Therefore, money market yields will likely remain extremely low. As always, credit quality remains the primary focus within our money market funds, and we continue to act to position the portfolios in liquid, high-credit-quality securities. We continue to look for opportunities to extend the Funds’ weighted average maturities—when possible and prudent—to capture incrementally higher yields. We also will watch for signs that yields are on the upswing, which would mean investors have more confidence in an economic recovery.*

We believe that several regulatory changes are likely in store for the money market industry next year. The federal government, Securities and Exchange Commission and the Investment Company Institute are working on various proposals designed to strengthen the industry and protect shareholders.

*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL INTERMEDIATE TAX-FREE BOND FUND

FUND GOAL

We seek to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities. We attempt to invest in investment-grade municipal securities within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2009, the Intermediate Tax-Free Bond Fund Institutional Shares posted a total return of 6.42%, while the Investor Shares returned 6.16%. The Fund’s benchmark, the Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index), posted a total return of 5.67%.

The 12-month period presented challenges and opportunities for municipal bond investors. From a revenue standpoint, the recession had a dramatic impact on the market, as nearly every state experienced budget shortfalls in their fiscal 2010 plans. California received the most publicity, as its high-profile budget impasse forced the state to issue IOUs. In addition, the economic climate led to several credit-quality downgrades for municipal issuers throughout the period.

The other major challenge—the credit crisis—had a sharp impact on the municipal market in 2008, particularly among lower-rated bonds, which experienced dramatic spread widening. While the flight to quality drove Treasury yields lower, a lack of liquidity led to higher rates on creditworthy municipal bonds. In this environment, the yield ratio of municipals to comparable-maturity Treasuries reached historic levels, highlighting the extraordinary value available in the municipal market and sparking a rally among municipals. Investors primarily focused on general obligation bonds, due to their high credit quality, and avoided revenue bonds, due to the negative effects the economic slowdown would have on their revenue streams.

In the second half of the period, market sentiment shifted quickly and abruptly. The flight-to-quality trend subsided, as investors in search of yield returned to the riskier asset classes. Lower-quality securities rebounded strongly, outpacing higher-quality bonds by a wide margin in the second half of the year. Additionally, the federal stimulus bill passed in early 2009 included a provision for Build America Bonds, a program giving state and local governments tax-advantaged access to the corporate debt market. Issuers receive a 35% reimbursement of interest paid from the federal government or provide a 35% tax credit to investors. The program has been successful for issuers, but it has led to a decline in the issuance of traditional municipal bonds.

Our primary strategy during this challenging 12-month period included focusing on high-quality securities. In addition, we were able to take advantage of the unusual yield environment of the fourth quarter by, in some instances, locking in attractive rates at the intermediate portion of the yield curve. The steepness of the yield curve also provided good buying opportunities throughout the year, particularly among high-quality general obligation bonds in the 10- to 15-year maturity range.*

Our focus on high-quality securities and opportunistic purchases generally accounted for the Fund’s outperformance versus the benchmark. As previously mentioned, we purchased municipal bonds at a time when yields were attractive. In addition, we maintained relatively light exposure to the high-yield sector, which dramatically underperformed the higher-quality bonds at the outset of the 12-month period.

The Fund’s overall credit quality remained high, ending the 12-month period with an AA rating. Securities rated AAA, AA, A, and BAA comprised 22%, 63%, 12%, and 2% of the Fund’s portfolio, respectively, as of August 31, 2009. Non-rated securities comprised 1% of the portfolio.*

Looking ahead, we expect the yield environment to remain unusually low. We believe the Federal Reserve is unlikely to raise rates until the central bank is confident the economy is back on track and employment has improved. Indeed, rates in the municipal market typically move in conjunction with the Treasury market, but the supply and demand dynamic is also a significant driver of municipal bond yields. Given this outlook, we will look for opportunities to extend the Fund’s average maturity. Furthermore, as credit conditions improve, we will consider purchasing solid revenue issues in addition to the higher-credit-quality general obligation bonds.*

*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL INTERMEDIATE TAX-FREE BOND FUND

The performance of the Intermediate Tax-Free Bond Fund is measured against the Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index), an unmanaged index which covers the USD-denominated long term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	AVERAGE ANNUAL TOTAL RETURN
For the periods ended 8/31/09	1 Year	5 Year	10 Year
Investor Shares	6.16%	3.57%	4.46%
Institutional Shares[1]	6.42%	3.78%	4.57%
Barclays Capital Municipal Bond Index	5.67%	4.15%	5.40%

EXPENSE RATIO
Gross
Investor Shares	1.54%
Institutional Shares	1.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect during the year. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2009. Additional information pertaining to the Funds’ expense ratios as of August 31, 2009 can be found in the Financial Highlights.

[1]

This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a 12b-1 fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE CAVANAL HILL SHORT-TERM INCOME FUND

FUND GOAL

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity of three years or less.

INVESTMENT CONCERNS

Short-term investment grade bonds generally offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

For the 12-month period ended August 31, 2009, the Short-Term Income Fund Institutional Shares posted a total return of –2.44%, while the Investor Shares returned –2.71%. The Fund’s benchmark, the Merrill Lynch 1-5 Year U.S. Government/Corporate Index showed a total return of 5.80%.

The first half of the period was extremely challenging for bond investors, as most credit sectors nearly collapsed in the wake of the housing market freefall and subsequent credit crisis and financial-sector meltdown. The Federal Reserve, U.S. Treasury and federal government took unprecedented actions to help stabilize the financial system. Nevertheless, prices declined in nearly every bond-market sector, as investors shunned all but the “safest” securities. Because residential mortgages were at the epicenter of the credit crisis, these securities were hit especially hard. But, after the U.S. government put Fannie Mae and Freddie Mac into conservatorship, government agency mortgage-backed securities (MBS) recovered. Credit spreads widened dramatically on all non-government supported products, especially financial-sector corporate bonds and non-agency MBS. The notable exception to this trend was the U.S. Treasury sector, which soared in the flight to quality environment. Strong demand sent Treasury prices skyrocketing and yields tumbling to record lows.

The flight to quality started to unwind in mid-March, as investors began to take on marginally more credit risk. Signs of a potential easing of the economic recession, along with record-low yields among Treasuries, helped lure investors back into riskier asset classes. In May, after the release of the federal government’s “stress test” results for the nation’s largest banks, a full reversal of the flight-to-safety trade was underway, and Treasuries underperformed the credit sectors during the second half of the period. The systemically important financial institutions were able to raise the required capital, which helped stabilize credit spreads and promote more normal market function during the final few months of the period.

We continued to focus on high-quality, yield-generating securities, including shorter-term, agency and non-agency MBS, due to their historically high credit quality and long-term return potential. Nevertheless, the credit crisis led to severe pricing volatility among non-agency MBS, which detracted from the Fund’s results, primarily in the first half of the period. We held onto our highest-quality MBS, even though they had fallen dramatically in price, because we did not want to sell into a thin, illiquid market. The Fund’s performance recovered in the second half, but the results were not enough to offset the losses experienced in the first half.*

On a positive note, the market dislocations of the period led to good buying opportunities. With credit spreads widening dramatically, we were able to invest in high-quality mortgage and corporate securities trading at very attractive valuations.*

As of August 31, 2009, 74% of the Fund’s assets were invested in mortgage securities, 0% was in U.S. Treasury securities, 1% was in agency securities, 7% was in asset-backed securities, and 12% was in corporate bonds. Overall, the Fund’s average credit quality remained high, ending the year with an average AAA rating. The Fund’s average maturity was 2.68 years as of August 31, 2009.*

Looking ahead, we expect interest rates to remain low for the next six months. Nevertheless, we believe risk-taking has returned to the market, and higher-risk assets will likely outperform lower-risk securities in the coming months. Therefore, Treasuries are likely to underperform, due to the mounting supply of the securities, while the credit sectors may continue to perform well, as investors seem convinced the worst of the financial crisis is over. As long as the economy appears to be on the mend, the outlook for investment-grade corporate bonds should remain favorable. Similarly, the housing market looks as though it may be at or nearing a bottom point, which should help the market for non-agency MBS.

*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL SHORT-TERM INCOME FUND

The Short-Term Income Fund is measured against the Merrill Lynch 1-5 Year U.S. Government/Corporate Index, an unmanaged index which is comprised of investment-grade government and corporate debt securities with maturities between one and five years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	AVERAGE ANNUAL TOTAL RETURN
For the periods ended 8/31/09	1 Year	5 Year	10 Year
Investor Shares	-2.71%	1.04%	3.47%
Institutional Shares[1]	-2.44%	1.23%	3.57%
Merrill Lynch 1-5 Year U.S. Government/Corporate Index	5.80%	4.30%	5.32%

EXPENSE RATIO
Gross
Investor Shares	1.48%
Institutional Shares	1.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect during the year. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2009. Additional information pertaining to the Funds’ expense ratios as of August 31, 2009 can be found in the Financial Highlights.

[1]

This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a 12b-1 fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE CAVANAL HILL INTERMEDIATE BOND FUND

FUND GOAL

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds generally offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

For the 12-month period ended August 31, 2009, the Intermediate Bond Fund Institutional Shares posted a total return of –4.31%, while the Investor Shares returned –4.57%. The Fund’s benchmark, Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as the Lehmen Brothers U.S. Intermediate Aggregate Bond Index), showed total return of 7.67%.

The first half of the period was extremely challenging for bond investors, as most credit sectors nearly collapsed in the wake of the housing market freefall and subsequent credit crisis and financial-sector meltdown. The Federal Reserve, U.S. Treasury and federal government took unprecedented actions to help stabilize the financial system. Nevertheless, prices declined in nearly every bond-market sector, as investors shunned all but the “safest” securities. Because residential mortgages were at the epicenter of the credit crisis, these securities were hit especially hard. But, after the U.S. government put Fannie Mae and Freddie Mac into conservatorship, government agency mortgage-backed securities (MBS) recovered. Credit spreads widened dramatically on all non-government supported products, especially financial-sector corporate bonds and non-agency MBS. The notable exception to this trend was the U.S. Treasury sector, which soared in the flight to quality environment. Strong demand sent Treasury prices skyrocketing and yields tumbling to record lows.

The flight to quality started to unwind in mid-March, as investors began to take on marginally more credit risk. Signs of a potential easing of the economic recession, along with record-low yields among Treasuries, helped lure investors back into riskier asset classes. In May, after the release of the federal government’s “stress test” results for the nation’s largest banks, a full reversal of the flight-to-safety trade was underway, and Treasuries underperformed the credit sectors during the second half of the period. The systemically important financial institutions were able to raise the required capital, which helped stabilize credit spreads and promote more normal market function during the final few months of the period.

We continued to focus on high-quality, yield-generating securities, including intermediate-term, agency and non-agency MBS, due to their historically high credit quality and long-term return potential. Nevertheless, the credit crisis led to severe pricing volatility among non-agency MBS, which detracted from the Fund’s results, primarily in the first half of the period. We held onto our highest-quality MBS, even though they had fallen dramatically in price, because we did not want to sell into a thin, illiquid market. The Fund’s performance recovered in the second half, but the results were not enough to offset the losses experienced in the first half.*

On a positive note, the market dislocations of the period led to good buying opportunities. With credit spreads widening dramatically, we were able to invest in high-quality mortgage and corporate securities trading at very attractive valuations.*

As of August 31, 2009, 57% of the Fund’s assets were invested in mortgage securities, 6% was in U.S. Treasury securities, 1% was in agency securities, 4% was in asset-backed securities, and 30% was in corporate bonds. Overall, the Fund’s average credit quality remained high, ending the year with an average AAA rating. The Fund’s average maturity was 4.38 years as of August 31, 2009.*

Looking ahead, we expect interest rates to remain low for the next six months. Nevertheless, we believe risk-taking has returned to the market, and higher-risk assets will likely outperform lower-risk securities in the coming months. Therefore, Treasuries are likely to underperform, due to the mounting supply of the securities, while the credit sectors may continue to perform well, as investors seem convinced the worst of the financial crisis is over. As long as the economy appears to be on the mend, the outlook for investment-grade corporate bonds should remain favorable. Similarly, the housing market looks as though it may be at or nearing a bottom point, which should help the market for non-agency MBS.

*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL INTERMEDIATE BOND FUND

The Intermediate Bond Fund is measured against the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as the Lehmen Brothers U.S. Intermediate Aggregate Bond Index), an unmanaged index that is representative of investment-grade debt issues with maturities of ten years or less. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	AVERAGE ANNUAL TOTAL RETURN
For the periods ended 8/31/09	1 Year	5 Year	10 Year
Investor Shares[1]	-4.57%	0.72%	3.45%
Institutional Shares[1,2]	-4.31%	0.93%	3.56%
Barclays Capital U.S. Intermediate Aggregate Bond Index	7.67%	4.87%	6.10%

EXPENSE RATIO
Gross
Investor Shares	1.48%
Institutional Shares	1.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect during the year. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2009. Additional information pertaining to the Funds’ expense ratios as of August 31, 2009 can be found in the Financial Highlights.

[1]

The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The one year total return calculated in accordance with GAAP is -4.15% and -3.89% for Investor Shares and Institutional Shares, respectively.

[2]

The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a 12b-1 fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE CAVANAL HILL BOND FUND

FUND GOAL

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

For the 12-month period ended August 31, 2009, the Bond Fund Institutional Shares posted a total return of 1.44%, while the Investor Shares returned 1.17%. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), showed a total return of 7.94%.

The first half of the period was extremely challenging for bond investors, as most credit sectors nearly collapsed in the wake of the housing market freefall and subsequent credit crisis and financial-sector meltdown. The Federal Reserve, U.S. Treasury and federal government took unprecedented actions to help stabilize the financial system. Nevertheless, prices declined in nearly every bond-market sector, as investors shunned all but the “safest” securities. Because residential mortgages were at the epicenter of the credit crisis, these securities were hit especially hard. But, after the U.S. government put Fannie Mae and Freddie Mac into conservatorship, government agency mortgage-backed securities (MBS) recovered. Credit spreads widened dramatically on all non-government supported products, especially financial-sector corporate bonds and non-agency MBS. The notable exception to this trend was the U.S. Treasury sector, which soared in the flight to quality environment. Strong demand sent Treasury prices skyrocketing and yields tumbling to record lows.

The flight to quality started to unwind in mid-March, as investors began to take on marginally more credit risk. Signs of a potential easing of the economic recession, along with record-low yields among Treasuries, helped lure investors back into riskier asset classes. In May, after the release of the federal government’s “stress test” results for the nation’s largest banks, a full reversal of the flight-to-safety trade was underway, and Treasuries underperformed the credit sectors during the second half of the period. The systemically important financial institutions were able to raise the required capital, which helped stabilize credit spreads and promote more normal market function during the final few months of the period.

We continued to focus on high-quality, yield-generating securities, including intermediate-term, agency and non-agency MBS, due to their historically high credit quality and long-term return potential. Nevertheless, the credit crisis led to severe pricing volatility among non-agency MBS, which detracted from the Fund’s results, primarily in the first half of the period. We held onto our highest-quality MBS, even though they had fallen dramatically in price, because we did not want to sell into a thin, illiquid market. The Fund’s performance recovered in the second half, but the results were not enough to offset the losses experienced in the first half.*

On a positive note, the market dislocations of the period led to good buying opportunities. With credit spreads widening dramatically, we were able to invest in high-quality mortgage and corporate securities trading at very attractive valuations.*

As of August 31, 2009, 59% of the Fund’s assets were invested in mortgage securities, 11% was in U.S. Treasury securities, 0% was in agency securities, 2% was in asset-backed securities, and 25% was in corporate bonds. Overall, the Fund’s average credit quality remained high, ending the year with an AAA rating. The Fund’s average maturity was 6.20 years as of August 31, 2009.*

Looking ahead, we expect interest rates to remain low for the next six months. Nevertheless, we believe risk-taking has returned to the market, and higher-risk assets will likely outperform lower-risk securities in the coming months. Therefore, Treasuries are likely to underperform, due to the mounting supply of the securities, while the credit sectors may continue to perform well, as investors seem convinced the worst of the financial crisis is over. As long as the economy appears to be on the mend, the outlook for investment-grade corporate bonds should remain favorable. Similarly, the housing market looks as though it may be at or nearing a bottom point, which should help the market for non-agency MBS.

*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL BOND FUND

The Bond Fund is measured against the Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), an unmanaged index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	AVERAGE ANNUAL TOTAL RETURN
For the periods ended 8/31/09	1 Year	5 Year	10 Year
Investor Shares	1.17%	1.97%	4.68%
Institutional Shares[1]	1.44%	2.17%	4.78%
Barclays Capital U.S. Aggregate Bond Index	7.94%	4.96%	6.31%

EXPENSE RATIO
Gross
Investor Shares	1.48%
Institutional Shares	1.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect during the year. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2009. Additional information pertaining to the Funds’ expense ratios as of August 31, 2009 can be found in the Financial Highlights.

[1]

The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a 12b-1 fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE CAVANAL HILL BALANCED FUND

FUND GOAL

We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to control risk. Our diversification strategy is multi-dimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

For the 12-month period ended August 31, 2009, the Balanced Fund Institutional Shares posted a total return of –7.98%, while the Investor Shares returned –8.21%. The Fund’s benchmarks—the Russell 1000® Index and the Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index)—returned –18.39% and 7.94%, respectively.

Bonds significantly outperformed stocks during the 12-month period, primarily due to events of the first half of the fiscal year. Financial and credit market turmoil and a sagging global economy characterized the first six months of the period, creating an investment climate in which quality was king. In the wake of several financial sector failures, bankruptcies and takeovers, combined with frozen credit markets and a lack of market liquidity, investors shunned riskier assets in favor of “safe-haven” U.S. Treasuries and government agency securities.

Widespread fear and uncertainty sent stocks plunging, while the flight to quality led to skyrocketing Treasury returns. Meanwhile, the federal government, U.S. Treasury and Federal Reserve took aggressive and unprecedented action to promote liquidity and economic growth, bolster credit and restore confidence in the U.S. financial system.

The second half of the reporting period began with a burst of investor optimism, sparked by signs the economic downturn potentially was subsiding and the government efforts were helping. This factor, combined with record-low yields in the Treasury market, helped lure investors back into stocks and corporate bonds. A full reversal of the flight-to-safety trend occurred after the release of the federal government’s bank stress tests in early May. Overall, stocks and lower-quality bonds significantly outperformed Treasuries during the final six months of the period. Nevertheless, the “risk rebound” of the second half was not sufficient to offset the losses stocks and corporate fixed income sectors realized in the first half of the period.

We continued to emphasize equities for the longer term, which represented approximately 61% of the Fund’s portfolio at the end of the fiscal year. Fixed-income securities comprised 37% of the Fund’s portfolio, and the remaining 2% was in cash. The Fund’s equity weighting increased by approximately 7% during the 12-month period, primarily due to the equity market’s sharp rebound between March and August. Within the equity portfolio, we continued to invest in a variety of styles, including large-, and mid-cap domestic stocks, and international developed and emerging markets. Within the large-cap domestic equity portion, we continued to invest in core stocks and dividend-paying stocks with above-average yields. Additionally, we shifted some funds out of the large-cap core “bucket” and into mid-cap core and large-cap value stocks. This move helped neutralize the portfolio’s allocation to growth strategies, an approach we believe is prudent given the current market climate.*

In the Fund’s fixed income portfolio, we continued to focus on high-quality, yield-generating securities. In particular, we emphasized shorter-term, agency and non-agency mortgage-backed securities (MBS), due to their high credit quality and long-term return potential. Nevertheless, pricing volatility among non-agency MBS detracted from results, as investors generally punished mortgage securities, even the highest-quality issues. Later in the period, we increased our purchase of corporate bonds, which we believed had reached attractive spread levels. In particular, we favored corporate bonds with “A” quality ratings. Additionally, as Treasury yields hovered near all-time lows, we maintained a neutral duration strategy, which, when combined with tightening credit spreads, accounted for the fixed income portfolio’s contribution to the Fund’s performance.*

Looking ahead, we expect to maintain our focus on stocks positioned to benefit from a potential cyclical expansion. Additionally, in the current environment of tighter lending standards, we will look for companies able to fund their growth from internally-generated free cash flow. We believe these companies may be able to increase market share, as weaker participants are forced out of the market. When the recovery arrives, such companies should emerge as formidable competitors.*

We expect interest rates to remain low for the next six months. Nevertheless, we believe risk-taking has returned to the market, and higher-risk assets will likely outperform lower-risk securities in the coming months. Treasuries are likely to underperform, due to the mounting supply of the securities. Near term, we do not expect inflation to emerge as a factor, due to the excess “slack” in the economy. Longer term, though, we believe the government’s massive fiscal and monetary stimulus programs may potentially trigger higher rates of inflation than the economy has experienced recently.

*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL BALANCED FUND

The Balanced Fund is measured against the Russell 1000® Index and the Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index). The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, representing 90 percent of the total market capitalization of the Russell 3000® Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	AVERAGE ANNUAL TOTAL RETURN
For the periods ended 8/31/09	1 Year	5 Year	10 Year
Investor Shares	-8.21%	2.73%	2.33%
Institutional Shares[1]	-7.98%	2.99%	2.46%
Russell 1000® Index	-18.39%	0.94%	-0.27%
Barclays Capital U.S. Aggregate Bond Index	7.94%	4.96%	6.31%

EXPENSE RATIO
Gross
Investor Shares	1.66%
Institutional Shares	1.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect during the year. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2009. Additional information pertaining to the Funds’ expense ratios as of August 31, 2009 can be found in the Financial Highlights.

[1]

The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a 12b-1 fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE CAVANAL HILL U.S. LARGE CAP EQUITY FUND

FUND GOAL

Seeks to provide long-term capital appreciation, net of taxes, by investing in a diversified portfolio of large cap domestic stocks that mirror the capitalization profile of the Russell 1000® Index and exhibit strong, sustainable earnings and revenue growth prospects, an understandable business model and limited exposure to cyclical earnings. In pursuing this objective, the management team employs various investment practices designed to reduce taxable distributions to shareholders.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

For the 12-month period ended August 31, 2009, the Large Cap Equity Fund Institutional Shares posted a total return of –17.64%, while the Investor Shares returned –17.85%. The Fund’s benchmark, the Russell 1000® Index, posted a total return of –18.39%.

Financial and credit market turmoil and a global economic recession characterized the first six months of the period, creating an investment climate in which quality (cash) was king. The near failure of AIG and the subsequent collapse of Lehman Brothers introduced a new element of systemic failure into financial markets. As a result of Lehman’s disorderly bankruptcy in September 2008, global credit markets ceased to function. The effect was felt worldwide, from the United States to Russia and from Iceland to Korea, and the flow of capital came to a virtual standstill.

Investors stampeded out of risky assets, including stocks, in favor of “safe-haven” U.S. Treasuries and government agency securities.

Widespread fear and uncertainty sent stocks plunging, while the flight to quality led to skyrocketing Treasury returns.

As investors fled to “safety” assets, corporations responded to the credit crisis in a similar manner. Companies around the world aggressively liquidated inventory, dramatically reduced workforces, and significantly reduced investment activities. As a result, economic output declined globally, and unemployment in the U.S. rose to multi-decade highs.

To avert an economic calamity, national governments throughout Europe, Asia and North America were forced to rescue their financial institutions or risk facing outright economic disaster. Developed and developing nations began injecting capital into their banking system and several countries passed significant fiscal stimulus packages. The U.S. Federal Reserve even reduced rates to essentially 0% in an effort to stimulate risk-taking.

The second half of the reporting period began with a burst of investor optimism, sparked by signs the economic downturn potentially was subsiding and the government rescue efforts were helping. This factor, combined with record-low yields in the Treasury market, helped lure investors back into stocks. Overall, equity returns skyrocketed during the final six months of the period, with the S&P 500 Index rebounding more than 50% from its March 9, 2009, bottom. Nevertheless, the “risk rebound” was not sufficient to offset the sharp losses realized in the first half of the period.

Defensive sectors such as consumer staples, utilities and telecommunication services outperformed the market in the first half of the period. Then, as investors regained confidence in a government-led economic recovery, the economically sensitive sectors—information technology, materials and consumer discretionary—outperformed.

Overall, our strategy of seeking companies capable of gaining market share in growing markets resulted in our Fund outperforming the market. As the recession took hold, we increased the Fund’s investments in consumer discretionary stocks that we believed would gain share of consumer spending and benefit from the “trade-down” trend among today’s more-frugal U.S. consumers. In addition, we invested in retailers whose competitive landscapes were improving due to highly leveraged competitors going into bankruptcy or restructuring. Our overweight in consumer discretionary stocks that typically benefit from this trend accounted for a significant portion of our outperformance.*

Our energy holdings detracted from Fund performance during the year. Slowing economic activity and a temporary glut in inventory accounted for the lagging results.*

As the Fund’s fiscal year drew to a close, we positioned the Fund to benefit from an economic recovery. Our focus remains on companies that are capable of growing their market share in what we view as secularly growing markets. As a result, we increased our weighting in the energy and information technology sectors.*

In the energy sector, we increased exposure to exploration and production and oil field service companies, as we believe the demand for energy, driven particularly by emerging market economies, may increase as global economic activity increases. We also believe growth in supply of energy products, particularly oil, will be challenging.

We increased our technology overweight due to our belief that companies underinvested in technology assets throughout the course of the recession. Therefore, as companies seek to increase output in a recovering economy, we believe they are likely to invest in technology before increasing the size of their labor force.

*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL U.S. LARGE CAP EQUITY FUND

The U.S. Large Cap Equity Fund is measured against the Russell 1000® Index, an unmanaged index that measures the performance of the of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 90% of the U.S. market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	AVERAGE ANNUAL TOTAL RETURN
For the periods ended 8/31/09	1 Year	5 Year	10 Year
Investor Shares	-17.85%	3.52%	0.34%
Institutional Shares[1]	-17.64%	3.73%	0.44%
Russell 1000® Index	-18.39%	0.94%	-0.27%

EXPENSE RATIO
Gross
Investor Shares	1.73%
Institutional Shares	1.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect during the year. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2009. Additional information pertaining to the Funds’ expense ratios as of August 31, 2009 can be found in the Financial Highlights.

[1]

The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a 12b-1 fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities

August 31, 2009

	U.S. Treasury Fund	Cash Management Fund	Tax-Free Money Market Fund
Assets:
Investments, at value (Cost $355,807,147, $746,918,736 and $573,237,191)	$355,807,147	$746,918,736	$573,237,191
Repurchase agreements, at value/cost	576,995,145	322,569,252	—

Total Investments	932,802,292	1,069,487,988	573,237,191
Cash	—	2,365	—
Interest and dividends receivable	557,419	1,090,528	329,620
Receivable from sub-administrator	—	—	570,844
Receivable for investments sold	—	—	5,980,000
Prepaid expenses and other assets	28,514	26,544	56,776

Total Assets	933,388,225	1,070,607,425	580,174,431

Liabilities:
Distributions payable	9,007	158,636	105,674
Deferred credit*	—	—	395,844
Accrued expenses and other payables:
Investment advisory fees	32,136	46,272	25,574
Administration fees	41,160	46,272	10,230
Distribution fees	2,626	65,324	128
Custodian fees	8,233	9,255	5,115
Chief compliance officer fees	10,964	11,757	3,639
Trustee fees	12,156	12,863	4,013
Fund accounting fees	4,630	5,172	—
Transfer agent fees	12,479	38,607	—
Shareholder servicing fees	3,732	179,338	16,199
Other accrued liabilities	219,283	212,789	64,313

Total Liabilities	356,406	786,285	630,729

Net Assets	$933,031,819	$1,069,821,140	$579,543,702

Composition of Net Assets:
Shares of beneficial interest, at par	$9,327	$10,698	$5,800
Paid-in capital	932,723,514	1,069,823,900	579,915,266
Accumulated net investment income/(distributions in excess of net investment income)	274,893	106,467	(387,834)
Accumulated net realized gain/(loss) from investment transactions	24,085	(119,925)	10,470

Net Assets	$933,031,819	$1,069,821,140	$579,543,702

Net Assets:
Administrative Shares	$504,417,887	$649,604,876	$71,196,990
Service Shares	107,699,553	3,276,041	1,051
Institutional Shares	320,914,379	416,940,223	37,266,819
Select Shares	—	—	471,078,842

Total	$933,031,819	$1,069,821,140	$579,543,702

Shares Outstanding:
Administrative Shares	504,123,943	649,560,787	71,244,396
Service Shares	107,702,563	3,276,042	1,055
Institutional Shares	320,905,356	416,991,062	37,292,519
Select Shares	—	—	471,383,594

Total	932,731,862	1,069,827,891	579,921,564

Net asset value, offering price & redemption price per share: ($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	$1.00	$1.00	$1.00

Service Shares	$1.00	$1.00	$1.00

Institutional Shares	$1.00	$1.00	$1.00

Select Shares	$—	$—	$1.00

*	Please refer to footnote 3.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Continued

August 31, 2009

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Assets:
Investments, at value (Cost $29,799,316, $57,809,062, $29,930,497 and $33,540,885)	$31,005,371	$43,156,907	$20,455,905	$26,075,859
Investments in affiliates, at value/cost	1,357,131	3,119,754	329,291	740,566

Total Investments	32,362,502	46,276,661	20,785,196	26,816,425
Cash	—	6,129	151	7,826
Interest and dividends receivable	419,372	264,377	161,422	216,016
Receivable for capital shares issued	114,771	82,852	89	39,935
Prepaid expenses and other assets	20,623	12,210	10,052	9,198

Total Assets	32,917,268	46,642,229	20,956,910	27,089,400

Liabilities:
Distributions payable	97,504	156,759	50,248	63,745
Payable for capital shares redeemed	333	104,050	27,846	8,888
Accrued expenses and other payables:
Investment advisory fees	5,534	5,837	3,489	4,508
Administration fees	2,767	3,892	1,745	2,254
Distribution fees	584	3,350	2,107	2,113
Custodian fees	277	389	174	225
Chief compliance officer fees	370	572	349	230
Trustee fees	373	595	392	243
Fund accounting fees	187	265	119	154
Transfer agent fees	1,518	15,560	5,465	2,729
Shareholder servicing fees	34	484	97	120
Other accrued liabilities	4,739	1,927	1,544	5,237

Total Liabilities	114,220	293,680	93,575	90,446

Net Assets	$32,803,048	$46,348,549	$20,863,335	$26,998,954

Composition of Net Assets:
Shares of beneficial interest, at par	$30	$54	$25	$33
Paid-in capital	31,595,223	79,669,661	35,984,148	35,083,031
Accumulated net investment income/(distributions in excess of net investment income)	(27,776)	56,388	43,115	29,581
Accumulated net realized gain/(loss) from investment transactions	29,516	(18,725,399)	(5,689,361)	(648,665)
Net unrealized appreciation/depreciation on investments	1,206,055	(14,652,155)	(9,474,592)	(7,465,026)

Net Assets	$32,803,048	$46,348,549	$20,863,335	$26,998,954

Net Assets:
Investor Shares	$2,847,190	$15,880,459	$10,188,304	$10,182,099
Institutional Shares	29,955,858	30,468,090	10,675,031	16,816,855

Total	$32,803,048	$46,348,549	$20,863,335	$26,998,954

Shares Outstanding:
Investor Shares	259,797	1,843,410	1,206,025	1,244,895
Institutional Shares	2,730,881	3,537,069	1,262,424	2,056,661

Total	2,990,678	5,380,479	2,468,449	3,301,556

Net asset value, offering price & redemption price per share: ($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	$10.96	$8.61	$8.45	$8.18

Institutional Shares	$10.97	$8.61	$8.46	$8.18

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Concluded

August 31, 2009

	Balanced Fund	U.S. Large Cap Equity Fund
Assets:
Investments, at value (Cost $52,933,189 and $16,795,966)	$54,352,764	$17,929,634
Investments in affiliates, at value/cost	862,437	1,210,558

Total Investments	55,215,201	19,140,192
Cash	5,097	411
Interest and dividends receivable	194,249	25,727
Receivable for capital shares issued	—	99,729
Receivable for investments sold	119,886	171,392
Prepaid expenses and other assets	12,000	9,946

Total Assets	55,546,433	19,447,397

Liabilities:
Payable for investments purchased	187,283	743,447
Payable for capital shares redeemed	59,684	—
Accrued expenses and other payables:
Investment advisory fees	16,389	6,111
Administration fees	4,683	1,528
Distribution fees	3,255	312
Custodian fees	468	153
Chief compliance officer fees	281	28
Trustee fees	280	26
Fund accounting fees	320	107
Transfer agent fees	1,395	309
Shareholder servicing fees	3	25
Other accrued liabilities	8,000	1,447

Total Liabilities	282,041	753,493

Net Assets	$55,264,392	$18,693,904

Composition of Net Assets:
Shares of beneficial interest, at par	$54	$20
Paid-in capital	61,796,321	34,639,466
Accumulated net investment income	558,170	17,643
Accumulated net realized (losses) from investment transactions	(8,509,728)	(17,096,893)
Net unrealized appreciation on investments	1,419,575	1,133,668

Net Assets	$55,264,392	$18,693,904

Net Assets:
Investor Shares	$15,202,724	$1,480,407
Institutional Shares	40,061,668	17,213,497

Total	$55,264,392	$18,693,904

Shares Outstanding:
Investor Shares	1,476,295	161,187
Institutional Shares	3,882,979	1,867,029

Total	5,359,274	2,028,216

Net asset value, offering price & redemption price per share: ($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	$10.30	$9.18

Institutional Shares	$10.32	$9.22

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations

Year Ended August 31, 2009

	U.S. Treasury Fund	Cash Management Fund	Tax-Free Money Market Fund
Investment Income:
Interest income	$4,823,675	$13,636,266	$8,329,009
Dividend income	30,823	36,377	557,068

Total Income	4,854,498	13,672,643	8,886,077

Expenses:
Investment advisory fees	1,942,757	1,999,620	1,081,577
Administration fees	1,554,207	1,599,699	865,263
Distribution fees—Administrative Shares	1,733,898	1,993,220	186,463
Distribution fees—Service Shares	396,851	22,527	4
Shareholder servicing fees—Administrative Shares	1,733,898	1,993,220	186,463
Shareholder servicing fees—Service Shares	396,851	22,527	4
Shareholder servicing fees—Institutional Shares	1,107,157	1,316,932	120,709
Shareholder servicing fees—Select Shares	—	—	1,495,443
Chief compliance officer fees	83,954	88,679	37,605
Fund accounting fees	326,321	336,675	—
Omnibus fees	—	—	721,040
Transfer agent fees	291,681	396,088	—
Custodian fees	129,519	133,312	72,107
Trustee fees	58,058	60,438	25,222
Other expenses	614,094	1,024,054	408,691

Total expenses before fee and expense reductions	10,369,246	10,986,991	5,200,591
Fees waived/expenses reimbursed by Investment Advisor	(1,424,351)	(1,402,012)	(775,311)
Fees waived by Administrator	(936,281)	(933,154)	(726,038)
Omnibus fee waived	—	—	(323,554)
Fund accounting fees waived	(2,621)	—	—
Custodian fees waived	(5,123)	—	(1,367)
Distribution fees waived—Administrative Shares	(1,319,356)	(1,076,332)	—
Distribution fees waived—Service Shares	(335,368)	(13,516)	—
Shareholder servicing fees waived—Administrative Shares	(1,553,923)	(7,912)	—
Shareholder servicing fees waived—Service Shares	(375,550)	(13,516)	(2)
Shareholder servicing fees waived—Institutional Shares	(933,899)	(895,510)	(82,082)
Shareholder servicing fees waived—Select Shares	—	—	(1,495,443)

Net expenses	3,482,774	6,645,039	1,796,794

Net Investment Income	1,371,724	7,027,604	7,089,283

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	24,333	(96,947)	10,470

Change in net assets resulting from operations	$1,396,057	$6,930,657	$7,099,753

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Continued

Year Ended August 31, 2009

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Investment Income:
Interest income	$1,002,108	$4,390,331	$2,432,549	$2,195,435
Dividend income from affiliates	24,370	33,058	8,318	5,634

Total Income	1,026,478	4,423,389	2,440,867	2,201,069

Expenses:
Investment advisory fees	144,364	361,192	192,144	179,223
Administration fees	52,497	131,343	69,871	65,173
Distribution fees—Investor Shares	7,232	57,795	44,774	32,223
Shareholder servicing fees—Investor Shares	7,232	57,795	44,774	32,223
Shareholder servicing fees—Institutional Shares	58,388	106,383	42,564	49,242
Chief compliance officer fees	1,159	3,757	2,031	1,982
Fund accounting fees	18,156	75,516	42,666	42,567
Transfer agent fees	8,253	73,088	21,962	20,659
Custodian fees	2,625	6,567	3,494	3,259
Trustee fees	770	2,910	1,507	1,416
Other expenses	42,827	64,725	42,799	44,891

Total expenses before fee and expense reductions	343,503	941,071	508,586	472,858
Fees waived/expenses reimbursed by Investment Advisor	(91,868)	(262,685)	(122,273)	(114,050)
Fees waived by Administrator	(26,248)	(65,670)	(34,935)	(32,586)
Shareholder servicing fees waived—Investor Shares	(7,168)	(55,639)	(44,227)	(31,409)
Shareholder servicing fees waived—Institutional Shares	(58,388)	(106,383)	(42,564)	(49,242)

Net expenses	159,831	450,694	264,587	245,571

Net Investment Income	866,647	3,972,695	2,176,280	1,955,498

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	19,520	(12,933,823)	(5,932,509)	(647,780)
Change in unrealized appreciation/depreciation on investments	786,026	1,292,667	(1,627,056)	(2,648,842)

Net realized/unrealized gains/(losses) on investments	805,546	(11,641,156)	(7,559,565)	(3,296,622)

Change in net assets resulting from operations	$1,672,193	$(7,668,461)	$(5,383,285)	$(1,341,124)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Concluded

Year Ended August 31, 2009

	Balanced Fund	U.S. Large Cap Equity Fund
Investment Income:
Interest income	$1,118,820	$—
Dividend income	643,743	231,220
Dividend income from affiliates	137,776	3,164

Total Income	1,900,339	234,384

Expenses:
Investment advisory fees	374,900	80,209
Administration fees	101,325	23,249
Distribution fees—Investor Shares	34,127	3,354
Shareholder servicing fees—Investor Shares	34,127	3,354
Shareholder servicing fees—Institutional Shares	92,528	25,707
Chief compliance officer fees	2,758	582
Fund accounting fees	48,628	9,411
Transfer agent fees	17,214	6,279
Custodian fees	5,066	1,163
Trustee fees	1,916	401
Other expenses	62,711	30,372

Total expenses before fee and expense reductions	775,300	184,081
Fees waived/expenses reimbursed by Investment Advisor	(197,582)	(33,711)
Fees waived by Administrator	(50,662)	(11,624)
Shareholder servicing fees waived—Investor Shares	(34,125)	(3,248)
Shareholder servicing fees waived—Institutional Shares	(92,528)	(25,707)

Net expenses	400,403	109,791

Net Investment Income	1,499,936	124,593

Realized/Unrealized Gains/(Losses) on Investments:
Net realized (losses) from investment transactions	(7,861,679)	(1,345,784)
Change in unrealized appreciation/depreciation on investments	893,824	(362,519)

Net realized/unrealized (losses) on investments	(6,967,855)	(1,708,303)

Change in net assets resulting from operations	$(5,467,919)	$(1,583,710)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets

	U.S. Treasury Fund		Cash Management Fund		Tax-Free Money Market Fund
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
From Investment Activities:
Operations:
Net investment income	$1,371,724	$37,767,874	$7,027,604	$51,022,678	$7,089,283	$12,933,578
Net realized gains/(losses) from investment transactions	24,333	—	(96,947)	—	10,470	467

Change in net assets resulting from operations	1,396,057	37,767,874	6,930,657	51,022,678	7,099,753	12,934,045

Distributions to Shareholders:
From net investment income:
Administrative Shares	(557,486)	(22,060,273)	(3,038,427)	(26,624,101)	(260,868)	(92,155)
Service Shares	(188,297)	(3,105,314)	(69,752)	(335,714)	(9)	(24)
Institutional Shares	(625,940)	(12,602,834)	(3,919,075)	(24,062,873)	(488,025)	(591,469)
Select Shares	—	—	—	—	(6,911,225)	(12,249,926)

Change in net assets from shareholder distributions	(1,371,723)	(37,768,421)	(7,027,254)	(51,022,688)	(7,660,127)	(12,933,574)

Change in net assets from capital transactions	(645,296,685)	17,613,621	(419,818,293)	267,460,461	(3,736,601)	232,683,543

Capital contributions*	—	—	—	—	175,000	—

Change in net assets	(645,272,351)	17,613,074	(419,914,890)	267,460,451	(4,121,975)	232,684,014

Net Assets:
Beginning of period	1,578,304,170	1,560,691,096	1,489,736,030	1,222,275,579	583,665,677	350,981,663

End of period	$933,031,819	$1,578,304,170	$1,069,821,140	$1,489,736,030	$579,543,702	$583,665,677

Accumulated net investment income/(distributions in excess of net investment income)	$274,893	$274,892	$106,467	$106,117	$(387,834)	$8,010

*	Please refer to footnote 3.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	U.S. Treasury Fund		Cash Management Fund		Tax-Free Money Market Fund
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Share Transactions:*
Administrative Shares
Issued	1,522,041,787	1,380,946,183	1,722,604,071	3,666,440,556	395,439,148	34,346,414
Reinvested	324	83,655	43,622	307,384	7	20
Redeemed	(1,833,436,525)	(1,621,118,529)	(1,878,335,968)	(3,617,917,646)	(330,850,974)	(32,341,981)

Change in Administrative Shares	(311,394,414)	(240,088,691)	(155,688,275)	48,830,294	64,588,181	2,004,453

Service Shares
Issued	2,546,666,881	952,741,728	99,697,277	79,003,377	—	—
Reinvested	1	22	6	30	9	24
Redeemed	(2,662,947,786)	(767,829,326)	(105,909,235)	(77,109,840)	—	—

Change in Service Shares	(116,280,904)	184,912,424	(6,211,953)	1,893,567	9	24

Institutional Shares
Issued	977,310,394	943,721,573	710,141,791	2,012,126,785	157,790,998	72,518,920
Reinvested	1,007	—	77,065	352,926	9,155	25
Redeemed	(1,194,932,768)	(870,931,687)	(968,136,911)	(1,795,743,123)	(157,051,726)	(48,393,539)

Change in Institutional Shares	(217,621,367)	72,789,886	(257,918,054)	216,736,588	748,427	24,125,406

Select Shares
Issued	—	—	—	—	702,387,526	1,778,283,979
Reinvested	—	—	—	—	2,754	47,812
Redeemed	—	—	—	—	(771,463,498)	(1,571,778,135)

Change in Select Shares	—	—	—	—	(69,073,218)	206,553,656

Change in shares	(645,296,685)	17,613,619	(419,818,282)	267,460,449	(3,736,601)	232,683,539

*	Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund		Intermediate Bond Fund
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
From Investment Activities:
Operations:
Net investment income	$866,647	$641,086	$3,972,695	$11,903,150	$2,176,280	$4,915,084
Net realized gains (losses) from investment transactions	19,520	30,608	(12,933,823)	(3,155,341)	(5,932,509)	953,159
Change in unrealized appreciation/depreciation on investments	786,026	207,008	1,292,667	(15,141,511)	(1,627,056)	(8,027,824)

Change in net assets resulting from operations	1,672,193	878,702	(7,668,461)	(6,393,702)	(5,383,285)	(2,159,581)

Distributions to Shareholders:
From net investment income:
Investor Shares	(89,939)	(111,347)	(1,229,798)	(4,248,072)	(1,032,863)	(1,506,448)
Institutional Shares	(783,707)	(468,415)	(2,358,239)	(7,222,741)	(1,007,057)	(3,140,051)
From net realized gains:
Investor Shares	(2,261)	(24)	(52,825)	(282,425)	(379,379)	(13,454)
Institutional Shares	(11,759)	(86)	(83,202)	(360,933)	(235,568)	(29,297)

Change in net assets from shareholder distributions	(887,666)	(579,872)	(3,724,064)	(12,114,171)	(2,654,867)	(4,689,250)

Change in net assets from capital transactions	15,780,138	(4,475,867)	(141,495,724)	1,951,704	(48,639,249)	(15,063,681)

Change in net assets	16,564,665	(4,177,037)	(152,888,249)	(16,556,169)	(56,677,401)	(21,912,512)

Net Assets:
Beginning of period	16,238,383	20,415,420	199,236,798	215,792,967	77,540,736	99,453,248

End of period	$32,803,048	$16,238,383	$46,348,549	$199,236,798	$20,863,335	$77,540,736

Accumulated net investment income/(distributions in excess of net investment income)	$(27,776)	$(5,575)	$56,388	$136,033	$43,115	$137,356

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund		Intermediate Bond Fund
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Capital Transactions:
Investor Shares
Proceeds from shares issued	$1,123,998	$536,717	$1,530,622	$15,096,323	$2,863,560	$13,419,637
Dividends reinvested	60,194	74,081	885,916	3,805,078	1,341,768	1,404,730
Cost of shares redeemed	(1,487,129)	(937,890)	(36,855,372)	(53,210,662)	(20,746,198)	(11,427,749)

Change in net assets from Investor Shares	(302,937)	(327,092)	(34,438,834)	(34,309,261)	(16,540,870)	3,396,618

Institutional Shares
Proceeds from shares issued	23,078,213	3,261,688	1,073,940	83,901,412	615,505	7,106,809
Dividends reinvested	24,941	5,097	440,658	2,393,292	305,793	421,556
Cost of shares redeemed	(7,020,079)	(7,415,560)	(108,571,488)	(50,033,739)	(33,019,677)	(25,988,664)

Change in net assets from Institutional Shares	16,083,075	(4,148,775)	(107,056,890)	36,260,965	(32,098,379)	(18,460,299)

Change in net assets from capital transactions	$15,780,138	$(4,475,867)	$(141,495,724)	$1,951,704	$(48,639,249)	$(15,063,681)

Share Transactions:
Investor Shares
Issued	105,121	50,437	185,046	1,498,776	335,457	1,310,626
Reinvested	5,615	6,992	105,775	381,094	162,662	138,692
Redeemed	(138,106)	(88,624)	(4,221,224)	(5,423,767)	(2,524,109)	(1,128,994)

Change in Investor Shares	(27,370)	(31,195)	(3,930,403)	(3,543,897)	(2,025,990)	320,324

Institutional Shares
Issued	2,142,647	307,025	127,301	8,390,957	72,270	693,220
Reinvested	2,345	480	51,438	243,713	37,255	41,404
Redeemed	(649,326)	(701,395)	(12,152,778)	(5,076,776)	(3,778,010)	(2,584,779)

Change in Institutional Shares	1,495,666	(393,890)	(11,974,039)	3,557,894	(3,668,485)	(1,850,155)

Change in shares	1,468,296	(425,085)	(15,904,442)	13,997	(5,694,475)	(1,529,831)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Bond Fund		Balanced Fund		U.S. Large Cap Equity Fund
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
From Investment Activities:
Operations:
Net investment income	$1,955,498	$3,409,648	$1,499,936	$2,054,365	$124,593	$45,222
Net realized gains/(losses) from investment transactions	(647,780)	226,053	(7,861,679)	386,489	(1,345,784)	903,646
Change in unrealized appreciation/depreciation on investments	(2,648,842)	(4,908,084)	893,824	(6,635,911)	(362,519)	(1,248,617)

Change in net assets resulting from operations	(1,341,124)	(1,272,383)	(5,467,919)	(4,195,057)	(1,583,710)	(299,749)

Distributions to Shareholders:
From net investment income:
Investor Shares	(756,939)	(1,135,688)	(321,493)	(474,708)	(9,821)	(6,561)
Institutional Shares	(1,205,781)	(2,171,429)	(936,108)	(1,464,109)	(99,908)	(48,036)
From net realized gains:
Investor Shares	(87,278)	—	—	(1,247,524)	—	—
Institutional Shares	(120,467)	—	—	(3,833,164)	—	—

Change in net assets from shareholder distributions	(2,170,465)	(3,307,117)	(1,257,601)	(7,019,505)	(109,729)	(54,597)

Change in net assets from capital transactions	(25,405,506)	(5,538,473)	(1,293,066)	(10,354,999)	8,517,976	(725,404)

Change in net assets	(28,917,095)	(10,117,973)	(8,018,586)	(21,569,561)	6,824,537	(1,079,750)

Net Assets:
Beginning of period	55,916,049	66,034,022	63,282,978	84,852,539	11,869,367	12,949,117

End of period	$26,998,954	$55,916,049	$55,264,392	$63,282,978	$18,693,904	$11,869,367

Accumulated net investment income	$29,581	$28,877	$558,170	$332,519	$17,643	$2,779

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Concluded

	Bond Fund		Balanced Fund		U.S. Large Cap Equity Fund
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
Capital Transactions:
Investor Shares
Proceeds from shares issued	$2,382,107	$6,366,657	$2,184,483	$2,410,211	$130,995	$126,445
Dividends reinvested	746,493	922,330	321,490	1,722,193	9,755	6,561
Cost of shares redeemed	(12,166,691)	(8,385,486)	(2,258,691)	(8,531,127)	(171,115)	(426,240)

Change in net assets from Investor Shares	(9,038,091)	(1,096,499)	247,282	(4,398,723)	(30,365)	(293,234)

Institutional Shares
Proceeds from shares issued	614,485	6,887,663	89,974	208,392	9,399,265	1,439,720
Dividends reinvested	392,506	486,324	934,770	5,291,745	11,397	5,100
Cost of shares redeemed	(17,374,406)	(11,815,961)	(2,565,092)	(11,456,413)	(862,321)	(1,876,990)

Change in net assets from Institutional Shares	(16,367,415)	(4,441,974)	(1,540,348)	(5,956,276)	8,548,341	(432,170)

Change in net assets from capital transactions	$(25,405,506)	$(5,538,473)	$(1,293,066)	$(10,354,999)	$8,517,976	$(725,404)

Share Transactions:
Investor Shares
Issued	298,836	684,970	237,951	191,400	16,109	10,890
Reinvested	95,681	100,578	35,911	136,784	1,279	566
Redeemed	(1,546,136)	(914,598)	(249,046)	(645,493)	(23,035)	(36,508)

Change in Investor Shares	(1,151,619)	(129,050)	24,816	(317,309)	(5,647)	(25,052)

Institutional Shares
Issued	76,144	742,290	9,590	16,365	1,090,771	124,640
Reinvested	50,496	53,031	104,293	419,767	1,458	442
Redeemed	(2,153,370)	(1,298,520)	(280,471)	(908,530)	(108,875)	(160,197)

Change in Institutional Shares	(2,026,730)	(503,199)	(166,588)	(472,398)	983,354	(35,115)

Change in shares	(3,178,349)	(632,249)	(141,772)	(789,707)	977,707	(60,167)

See notes to financial statements.

CAVANAL HILL FUNDS

U.S. Treasury Fund

Schedule of Portfolio Investments

August 31, 2009

Principal Amount	Security Description	Amortized Cost
Commercial Paper (2.2%)
Diversified Manufacturing Operations (2.2%)
$20,000,000	General Electric Capital Corp., 0.30%, 10/19/09(a)(b)	$19,992,000

Total Commercial Paper		19,992,000

U.S. Treasury Obligations (36.0%)
U.S. Treasury Bills
30,000,000	0.39%, 4/1/10(a)	29,931,984
50,000,000	0.33%, 10/8/09(a)	49,983,299
50,000,000	0.38%, 9/24/09(a)	49,987,861
75,000,000	0.38%, 2/11/10(a)	74,870,958
50,000,000	0.43%, 9/10/09(a)	49,994,625
U.S. Treasury Notes
30,000,000	1.75%, 3/31/10	30,219,417
50,000,000	2.63%, 5/31/10	50,827,003

Total U.S. Treasury Obligations		335,815,147

Repurchase Agreements (61.8%)
160,000,000	Banc of America Securities LLC, 0.17%, 9/1/09, (Purchased on 8/31/09, proceeds at maturity $160,000,755, collateralized by GNMA, (5.00%), (8/15/39), fair value $163,200,000)	160,000,000

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements, continued:
$211,995,145	Deutsche Bank Securities, Inc., 0.19%, 9/1/09, (Purchased on 8/31/09, proceeds at maturity $211,996,264, collateralized by a U.S Treasury Bond, (3.63%), (4/15/28), fair value $216,235,176)	$211,995,145
205,000,000	Societe Generale New York, 0.20%, 9/1/09, (Purchased on 8/31/09, proceeds at maturity $205,001,139, collateralized by GNMA, (4.00% - 5.00%), (1/20/26 - 7/20/39), fair value $209,100,001)	205,000,000

Total Repurchase Agreements		576,995,145

Total Investments (Cost $932,802,292)(c)—100.0%		932,802,292
Other assets in excess of liabilities—0.0%		229,527

Net Assets—100.0%		$933,031,819

(a)	Rate represents the effective yield at purchase.
(b)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States Government. The details of the FDIC guarantee are provided in the FDIC’s regulations, 12 CFR Part 370, and at the FDIC’s website, www.fdic.gov/tlgp. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.

GNMA—Government National Mortgage Association

See notes to financial statements.

CAVANAL HILL FUNDS

Cash Management Fund

Schedule of Portfolio Investments

August 31, 2009

Principal Amount	Security Description	Amortized Cost
Certificates of Deposit (18.7%)
Banking & Financial Services (18.7%)
$15,000,000	Abbey National Treasury Services Plc YCD, 1.10%, 6/29/10	$15,000,000
10,000,000	Abbey National Treasury Services Plc YCD, 1.10%, 6/30/10	10,000,000
30,000,000	Barclays Bank Plc NY YCD, 0.62%, 2/22/10	30,000,000
30,000,000	BNP Paribas NY YCD, 0.73%, 9/28/09	30,000,000
25,000,000	Lloyds TBS Bank YCD, 1.07%, 12/1/09	25,000,000
30,000,000	Rabobank NY YCD, 0.98%, 11/3/09	30,000,000
30,000,000	Societe Generale YCD, 0.85%, 9/1/09	30,000,000
30,000,000	Toronto Dominion YCD, 0.95%, 9/30/09	30,000,000

Total Certificates of Deposit		200,000,000

Commercial Paper (21.5%)
Banking (2.3%)
25,000,000	The Royal Bank Of Scotland Plc, 0.87%, 12/10/09(a)	24,939,583

Financial Services (14.0%)
30,000,000	BP Capital Markets Plc, 0.86%, 11/2/09(a)(b)	29,956,084
30,000,000	Calyon North America, 0.19%, 9/1/09(a)	30,000,000
30,000,000	Nestle Capital Corp., 0.69%, 12/15/09(a)(b)	29,939,625
30,000,000	Nordea North America, Inc., 1.72%, 10/2/09(a)	29,956,083
30,000,000	Westpac Banking Corp., 0.48%, 11/23/09(a)(b)	29,966,800

		149,818,592

Insurance (2.4%)
25,000,000	ING North America Insurance, 1.20%, 9/25/09(a)	24,980,000

Retail (2.8%)
30,000,000	Wal-Mart Stores, Inc., 0.65%, 9/21/09(a)(b)	29,989,167

Total Commercial Paper		229,727,342

Corporate Bonds (6.6%)
Banking (3.4%)
10,575,000	Morgan Stanley, 4.25%, 5/15/10	10,696,625
16,500,000	Wachovia Corp., 4.38%, 6/1/10	16,798,935

Principal Amount	Security Description	Amortized Cost
Corporate Bonds, continued:
Banking, continued:
$8,500,000	Wachovia Mortgage FSB, 4.13%, 12/15/09	$8,553,260

		36,048,820

Financial Services (1.8%)
19,000,000	General Electric Capital Corp., 0.52%, 5/10/10(c)	18,978,743

Security Brokers & Dealers (1.4%)
15,465,000	Merrill Lynch & Co., 4.25%, 2/8/10	15,378,489

Total Corporate Bonds		70,406,052

U.S. Government Agency Securities (23.1%)
30,000,000	Federal Farm Credit Bank, 0.11%, 10/9/09(c)	29,997,777
	Federal Home Loan Bank
30,000,000	0.40%, 2/19/10(c)	30,018,507
40,000,000	0.62%, 4/14/10(c)	40,007,397
30,000,000	0.80%, 3/5/10(c)	30,000,000
	Federal Home Loan Mortgage Corp.
20,000,000	0.13%, 9/9/09(a)	19,999,422
12,775,000	0.19%, 9/28/09(c)	12,773,380
24,000,000	0.25%, 9/21/09(c)	23,999,192
30,000,000	0.60%, 9/1/09(a)	30,000,000
30,000,000	0.62%, 9/21/09(a)	29,989,667

Total U.S. Government Agency Securities		246,785,342

Repurchase Agreements (30.1%)
100,000,000	Banc of America Securities LLC, 0.17%, 9/1/09, (Purchased on 8/31/09, proceeds at maturity $100,000,472, collateralized by a FNMA, (1.63%), (4/26/11), fair value $102,000,860)	100,000,000
222,569,252	Deutsche Bank Securities, Inc., 0.20%, 9/1/09, (Purchased on 8/31/09, proceeds at maturity $222,570,489, collateralized by various U.S. Government Securities, (0.00% - 5.50%), (7/1/10 - 4/15/30), fair value $227,021,575)	222,569,252

Total Repurchase Agreements		322,569,252

Total Investments (Cost $1,069,487,988)(d)—100.0%		1,069,487,988
Other assets in excess of liabilities—0.0%		333,152

Net Assets—100.0%		$1,069,821,140

See notes to financial statements.

CAVANAL HILL FUNDS

Cash Management Fund

Schedule of Portfolio Investments, Concluded

August 31, 2009

(a)	Rate represents the effective yield at purchase.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2009. The date presented reflects the final maturity date.
(d)	Cost and value for federal income tax and financial reporting purposes are the same.

FNMA—Federal National Mortgage Association

YCD—Yankee Certificate of Deposit

See notes to financial statements.

CAVANAL HILL FUNDS

Tax-Free Money Market Fund

Schedule of Portfolio Investments

August 31, 2009

Principal Amount	Security Description	Amortized Cost
Municipal Bonds (79.6%)
Alaska (1.7%)
$10,000,000	Valdez Alaska Marine Term Revenue, 0.08%, 12/1/29(a)	$10,000,000

California (4.3%)
25,000,000	California State Department Water Resource Power Supply Revenue, Series C, 0.20%, 5/1/22, Enhanced by: LOC(a)	25,000,000

Colorado (4.3%)
8,500,000	Broomfield Colorado Urban Renewal, 0.30%, 12/1/30, Enhanced by: LOC(a)	8,500,000
10,000,000	Castle Rock Colorado CTFS Partner, 0.35%, 9/1/37, Enhanced by: LOC(a)	10,000,000
6,450,000	Denver Colorado City & County Airport Revenue, 0.38%, 11/15/25, Enhanced by: LOC, AMT(a)	6,450,000

		24,950,000

Florida (6.5%)
12,000,000	Broward County Florida School Board Certificate Participation, Series B, 0.40%, 7/1/31, Insured by: FSA(a)	12,000,000
5,000,000	Leesburg Florida Hospital Revenue, Series B, 0.30%, 7/1/36, Enhanced by: LOC(a)	5,000,000
4,590,000	Orange County Florida Housing Financial Authority Multifamily Revenue, 0.34%, 8/15/35, Enhanced by: LOC, AMT(a)	4,590,000
16,000,000	Palm Beach County Florida School Board Partnership, 0.40%, 8/1/27, Insured by: FSA(a)	16,000,000

		37,590,000

Georgia (1.4%)
8,060,000	DeKalb County Georgia Development Authority Revenue, 0.33%, 6/1/22, Enhanced by: LOC(a)	8,060,000

Illinois (4.8%)
8,200,000	Cook County Illinois Revenue, 0.41%, 5/1/35, Enhanced by: LOC(a)	8,200,000

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Illinois, continued:
$7,500,000	Illinois Educational Facilities Authority Revenue, Elmhurst College, 0.32%, 3/1/33, Enhanced by: LOC(a)	$7,500,000
5,500,000	Illinois Financial Authority Revenue Chicago Historical Society, 0.22%, 1/1/36, Enhanced by: LOC(a)	5,500,000
6,700,000	Quincy Illinois Revenue, Blessing Hospital Project, 0.32%, 11/15/33, Enhanced by: LOC(a)	6,700,000

		27,900,000

Indiana (2.2%)
12,600,000	Indiana State Development Financial Authority Revenue, 0.32%, 8/1/31, Enhanced by: LOC(a)	12,600,000

Kentucky (1.7%)
4,000,000	Boone County Kentucky Pollution Control Revenue, Series A, 0.25%, 8/1/27, Enhanced by: LOC(a)	4,000,000
5,600,000	Jeffersontown Kentucky Lease Program Revenue, 0.27%, 3/1/30, Enhanced by: LOC(a)	5,600,000

		9,600,000

Louisiana (4.4%)
25,400,000	East Baton Rouge Parish Louisiana, Series A, 0.65%, 8/1/30, Enhanced by: LOC(a)	25,400,000

Michigan (0.3%)
1,455,000	Michigan State Strategic Fund, Solid Waste Disposal, Grayling Generating Project, 0.33%, 1/1/14, Enhanced by: LOC, AMT(a)	1,455,000

Missouri (5.5%)
6,605,000	Jackson County Missouri Industrial Development Authority Recreational Facilities Revenue, 0.38%, 11/1/18, Enhanced by: LOC(a)	6,605,000

See notes to financial statements.

CAVANAL HILL FUNDS

Tax-Free Money Market Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Missouri, continued:
$6,600,000	Missouri State Health & Educational Facilities Authority, 0.30%, 2/1/31, Enhanced by: LOC(a)	$6,600,000
18,675,000	Missouri State Health And Educational Facilities Authority Health Facilities Revenue, Series C, 0.15%, 5/15/38, Enhanced by: LIQ FAC(a)	18,675,000

		31,880,000

North Carolina (0.6%)
3,390,000	North Carolina Capital Facilities Finance Agency EDL Facilities Revenue, 0.48%, 6/1/27, Enhanced by: LOC(a)	3,390,000

Oregon (4.1%)
8,700,000	Oregon State Facilities Authority Revenue, 0.25%, 8/1/34, Enhanced by: LOC(a)	8,700,000
15,000,000	Oregon State Tax Antic NTS, 2.50%, 6/30/10	15,250,435

		23,950,435

Pennsylvania (10.1%)
10,000,000	Berks County Pennsylvania Municipal Authority Revenue, 0.66%, 5/1/32(a)	10,000,000
19,850,000	Delaware River Joint Toll Bridge Community Pennsylvania Bridge Revenue, Series B, 0.40%, 7/1/32, Enhanced by: LOC(a)	19,850,000
10,000,000	Emmaus Pennsylvania General Authority Revenue, 0.30%, 3/1/24, Enhanced by: LOC(a)	10,000,000
9,900,000	Emmaus Pennsylvania General Authority Revenue, 0.30%, 3/1/24, Enhanced by: LOC(a)	9,900,000
9,085,000	Montgomery County Pennsylvania Industrial Development Authority Revenue, 2.85%, 4/1/37, Enhanced by: LOC(a)	9,085,000

		58,835,000

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
South Carolina (0.5%)
$3,050,000	South Carolina Jobs Economic Development Authority Hospital Facilities Revenue, 0.28%, 11/1/31, Enhanced by: LOC(a)	$3,050,000

Tennessee (7.5%)
10,965,000	Clarksville Public Building Authority, 0.14%, 11/1/35, Enhanced by: LOC(a)	10,965,000
25,700,000	Clarksville Tennessee Water Sewer & Gas Revenue, 0.70%, 2/1/25, Insured by: FSA(a)	25,700,000
6,745,000	Montgomery County Tennessee Public Building Pooled Authority Revenue, 0.33%, 11/1/27, Enhanced by: LOC(a)	6,745,000

		43,410,000

Texas (4.8%)
12,400,000	Austin Texas Water And Wastewater System Revenue, 0.37%, 5/15/31, Enhanced by: LOC(a)	12,400,000
8,000,000	Calhoun County Texas Industrial Development Authority Port Revenue, 0.36%, 11/1/15, Enhanced by: LOC, AMT(a)	8,000,000
7,500,000	Harris County Texas Cultural Education Facilities Finance Corp. Revenue, 0.24%, 6/1/29, Enhanced by: LOC(a)	7,500,000

		27,900,000

Utah (3.4%)
10,000,000	Emery County Utah Pollution Control Revenue, 0.32%, 7/1/15, Enhanced by: LOC(a)	10,000,000
10,000,000	Emery County Utah Pollution Control Revenue, 0.30%, 11/1/24, Enhanced by: LOC(a)	10,000,000

		20,000,000

Virginia (2.0%)
11,740,000	Falls Church Virginia Economic Development Authority Revenue, 0.32%, 7/1/31, Enhanced by: LOC(a)	11,740,000

See notes to financial statements.

CAVANAL HILL FUNDS

Tax-Free Money Market Fund

Schedule of Portfolio Investments, Concluded

August 31, 2009

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Washington (1.5%)
$8,700,000	Washington State Health Care Facilities Authority Lease Revenue, 0.27%, 1/1/32, Enhanced by: LOC(a)	$8,700,000

Wisconsin (6.5%)
3,410,000	Beaver Dam Wisconsin Development Revenue, 0.39%, 12/1/36, Enhanced by: LOC(a)	3,410,000
6,375,000	Milwaukee Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 0.39%, 9/1/40, Enhanced by: LOC(a)	6,375,000
7,500,000	Wisconsin State Health & Educational Facilities Authority Revenue, 0.32%, 3/1/36, Enhanced by: LOC(a)	7,500,000
20,000,000	Wisconsin State Operating NTS, 2.50%, 6/15/10	20,319,071

		37,604,071

Wyoming (1.4%)
8,200,000	Sweetwater County Wyoming Pollution Control Revenue, 0.24%, 7/1/15, Enhanced by: LOC(a)	8,200,000

Total Municipal Bonds		461,214,506

Commercial Paper (14.5%)
Florida (2.1%)
12,000,000	Palm Beach Florida, 0.47%, 12/9/09, Enhanced by: LOC	12,000,000

Illinois (3.5%)
5,000,000	Illinois Education, 0.43%, 2/24/10, Enhanced by: LOC	5,000,000
15,000,000	Illinois Education, 0.40%, 3/11/10, Enhanced by: LOC	15,000,000

		20,000,000

Shares or Principal Amount	Security Description	Amortized Cost
Commercial Paper, continued:
Massachusetts (1.7%)
$10,000,000	Massachusetts School Building, 0.47%, 9/16/09, Enhanced by: LOC	$10,000,000

New York (3.4%)
20,000,000	Metro Transit Authority New York, 0.40%, 10/22/09, Enhanced by: LOC	20,000,000

Pennsylvania (2.8%)
10,000,000	Delaware County Pennsylvania, 0.25%, 9/1/09, Enhanced by: LOC	10,000,000
5,995,000	Pennsylvania Port Authority, 0.35%, 11/12/09, Enhanced by: LOC	5,995,000

		15,995,000

Washington (1.0%)
6,000,000	Port Seattle Washington, 0.35%, 11/4/09, Enhanced by: LOC	6,000,000

Total Commercial Paper		83,995,000

Investment Companies (4.8%)
12,456,163	Goldman Sachs Financial Square Funds-Tax-Free Money Market Fund	12,456,163
15,571,522	SEI Tax-Exempt Trust Institutional Tax Free, Class A	15,571,522

Total Investment Companies		28,027,685

Total Investments (Cost $573,237,191)(b)—98.9%		573,237,191
Other assets in excess of liabilities—1.1%		6,306,511

Net Assets—100.0%		$579,543,702

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2009. The date presented reflects the final maturity date.
(b)	Cost and value for federal income tax and financial reporting purposes are the same.

AMT—Alternative Minimum Tax

FSA—Financial Security Assurance

LIQ FAC—Liquidity Facility

LOC—Letter of Credit

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments

August 31, 2009

Principal Amount	Security Description	Value
Municipal Bonds (94.5%)
Arizona (2.4%)
$750,000	Chandler Arizona, GO, 4.00%, 7/1/24, Callable 7/1/18 @ 100*	$755,528
15,000	Phoenix Arizona, GO, Series A, 4.50%, 7/1/16, Callable 7/1/10 @ 100*	15,024

		770,552

California (0.5%)
10,000	Forestville California University School District, GO, 5.00%, 8/1/11, Insured by: FSA	10,739
10,000	Morgan Hill California University School District, GO, 5.00%, 8/1/12, Callable 8/1/11 @ 101, Insured by: FGIC*	10,902
80,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Callable 2/1/10 @ 100, Insured by: MBIA*	79,671
15,000	San Bernardino County California Transportation Authority, Series A, 4.88%, 3/1/10, Insured by: FSA	15,126
25,000	San Diego California Public Facilities Financing Authority Revenue, Series A, 4.38%, 9/2/12, Callable 9/2/09 @ 101, Insured by: AMBAC*	25,272
10,000	San Mateo County California Transportation District, 4.75%, 6/1/16, Callable 6/1/10 @ 100, Insured by: MBIA*	10,162
10,000	West Contra Costa California University School District, GO, 5.00%, 8/1/15, Callable 8/1/10 @ 100, Insured by: FGIC*	10,113

		161,985

Florida (0.1%)
25,000	Florida Municipal Loan Council Revenue, 4.50%, 4/1/13, Callable 4/1/10 @ 100, Insured by: MBIA*	25,218
20,000	West Palm Beach Florida, Utility System Revenue, 3.50%, 10/1/12, Callable 10/1/10 @ 100, Insured by: FSA*	20,380

		45,598

Georgia (1.3%)
25,000	Coweta County Georgia Development Authority Revenue, 5.13%, 1/1/17, Callable 1/1/10 @ 101, Insured by: AMBAC*	25,647

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Georgia, continued:
$10,000	Dalton-Whitfield County Georgia Hospital Authority Revenue, 5.25%, 7/1/13, Callable 1/1/10 @ 100, Insured by: MBIA*	$10,622
350,000	Georgia State, GO, Series B, 5.00%, 1/1/24, Callable 1/1/19 @ 100*	391,184

		427,453

Hawaii (2.5%)
750,000	Honolulu Hawaii City & County, GO, Series A, 5.00%, 7/1/23, Callable 7/1/17 @ 100, Insured by: FSA*	811,762

Illinois (7.5%)
285,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: FSA	330,908
215,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, Series A, 5.00%, 10/1/19, Continuously Callable @ 100	240,168
250,000	Illinois Health Facilities Authority Revenue, Series A, 5.50%, 2/15/15, Callable 2/15/11 @ 101, Insured by: FSA*	258,263
285,000	Joliet Illinois Waterworks & Sewage Revenue, Series A, 5.00%, 1/1/14, Callable 1/1/12 @ 100, Insured by: AMBAC*	304,052
15,000	University of Illinois Certificates, 4.25%, 10/1/09, Insured by: AMBAC	15,050
670,000	Will County Illinois Community High School Dist. No. 210 Lincoln-Way School Building, 5.00%, 1/1/17, Insured by: FGIC	769,957
500,000	Will County School District No. 122, GO, Series B, 5.10%, 11/1/15, Callable 11/1/11 @ 100, Insured by: FGIC*	528,885

		2,447,283

Indiana (4.9%)
390,000	Bartholomew County Indiana Building Corp., 4.25%, 7/15/14	409,223
305,000	Bartholomew County Indiana Building Corp., 4.25%, 7/15/15	317,529

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Indiana, continued:
$845,000	New Albany Indiana Redevelopment Authority, 4.00%, 2/1/14	$878,986

		1,605,738

Iowa (5.0%)
720,000	Bettendorf, Iowa, GO, Series A, 4.00%, 6/1/22, Callable 6/1/19 @ 100*	738,403
805,000	Davenport Iowa, GO, Series A, 4.38%, 6/1/20, Callable 6/1/14 @ 100, Insured by: MBIA*	840,090
50,000	Iowa City Sewer Revenue, 4.10%, 7/1/12, Callable 7/1/10 @ 100, Insured by: FSA*	51,051

		1,629,544

Kansas (0.8%)
250,000	University of Kansas Hospital Authority Health Facilities Revenue, 5.70%, 9/1/20, Callable 9/1/09 @ 100, Insured by: AMBAC*	250,000

Kentucky (0.0%)
5,000	Campbell & Kenton Counties Sanitary District Revenue, Series A, 5.00%, 8/1/17, Callable 8/1/11 @ 101, Insured by: FSA*	5,370
10,000	Kentucky State Turnpike Authority Economic Development Road Revenue, 5.15%, 7/1/19, Callable 7/1/11 @ 100, Insured by: FSA*	10,514

		15,884

Louisiana (0.1%)
25,000	Orleans Parish Louisiana Parishwide School District, GO, 4.80%, 9/1/09, Insured by: FGIC	25,000

Maryland (1.9%)
550,000	Maryland State, GO, 5.00%, 3/15/20, Callable 3/15/17 @ 100*	621,819

Massachusetts (2.0%)
550,000	Massachusetts State, GO, Series D, 5.50%, 10/1/20, Insured by: MBIA	659,841

Michigan (5.1%)
490,000	Lake Orion Michigan Community School District, GO, 5.00%, 5/1/16, Callable 5/1/12 @ 100, Insured by: Q-SBLF*	509,713

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Michigan, continued:
$110,000	Lake Orion Michigan Community School District, GO, 5.00%, 5/1/16, Callable 5/1/12 @ 100, Insured by: Q-SBLF*	$121,220
600,000	Michigan State Building Authority Revenue, Series I, 4.75%, 10/15/15, Callable 10/15/09 @ 100*	603,132
400,000	Novi Michigan Special Assessment, 4.75%, 10/1/14, Callable 10/1/09 @ 100, Insured by: AMBAC*	401,088
25,000	Ottawa County Michigan, GO, 5.05%, 8/1/14, Continuously Callable @ 100*	25,350

		1,660,503

Minnesota (2.3%)
750,000	Minnesota State, GO, Series A, 4.00%, 12/1/24, Callable 12/1/09 @ 100*	767,213

Mississippi (0.2%)
60,000	Mississippi Development Bank, Special Obligation Revenue, Series B, 5.55%, 7/1/16, Callable 7/1/10 @ 100, Insured by: FSA*	62,573

Missouri (0.0%)
5,000	St. Louis Missouri Municipal Finance Corp., 5.40%, 2/15/12, Callable 2/15/10 @ 100, Insured by: AMBAC*	5,007

Nebraska (0.0%)
10,000	Lincoln Nebraska, GO, 3.45%, 6/15/15, Callable 6/15/13 @ 100*	10,491

New York (0.1%)
25,000	New York City Transport Authority Revenue, 5.40%, 1/1/18, Insured by: FSA	29,043

North Carolina (2.3%)
750,000	Guilford County North Carolina, GO, Series A, 4.00%, 2/1/24, Callable 2/1/19 @ 100*	769,418

Oklahoma (2.9%)
500,000	Oklahoma City Water Utilities Revenue, Series A, 5.00%, 7/1/16, Callable 10/20/09 @ 100*	501,515

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Oklahoma, continued:
$285,000	Oklahoma University Board of Regents, Series A, 5.50%, 6/1/16, Callable 6/1/11 @ 100, Insured by: MBIA*	$307,686
150,000	University of Oklahoma Revenue, 3.70%, 6/1/13, Insured by: MBIA	158,107

		967,308

Oregon (2.5%)
750,000	Washington County Oregon, GO, 5.00%, 6/1/24, Callable 6/1/16 @ 102*	817,177

Pennsylvania (7.7%)
750,000	Central Bucks Pennsylvania School District, GO, 5.00%, 5/15/24, Callable 5/15/18 @ 100, Insured by: State Aid Withholding*	822,135
50,000	Delaware County Pennsylvania, GO, 5.13%, 10/1/13, Callable 10/1/09 @ 100*	50,153
10,000	Delaware County Pennsylvania Authority Health Care Revenue, 5.38%, 11/15/23, Callable 11/15/09 @ 100, Insured by: Connie Lee, ETM(a)*	10,091
750,000	Pennsylvania State, GO, Third Series, 5.00%, 9/1/16, Callable 9/1/14 @ 100*	837,990
750,000	Upper Dublin Pennsylvania School District, GO, 4.75%, 11/15/23, Callable 5/15/19 @ 100, Insured by: State Aid Withholding*	798,187

		2,518,556

Rhode Island (0.2%)
60,000	Providence Rhode Island, GO, 5.45%, 1/15/10, Insured by: FSA	60,224

South Carolina (2.4%)
775,000	South Carolina State, Series A66, 4.00%, 4/1/24, Continuously Callable @ 100	795,173

Tennessee (2.3%)
750,000	Williamson County Tennessee, GO, Series A, 4.00%, 4/1/25, Callable 4/1/19 @ 100*	760,005

Texas (21.5%)
30,000	Baytown Texas, GO, 4.75%, 2/1/11, Callable 8/1/10 @ 100*	30,095

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$275,000	Brazos River Authority Revenue, 5.13%, 5/1/19, Callable 5/1/10 @ 100, Insured by: AMBAC*	$269,220
75,000	Clear Brook City Texas Municipal Utilities District, 5.13%, 2/1/26, Callable 2/1/11 @ 100, Insured by: FGIC*	79,340
95,000	Conroe Texas Independent School District, GO, 4.90%, 2/15/17, Callable 2/15/10 @ 100, Insured by: PSF-GTD*	95,262
500,000	Dallas Texas Independent School District, GO, 4.50%, 8/15/14, Callable 9/1/09 @ 100, Insured by: PSF-GTD*	500,000
165,000	Del Rio Texas, GO, Series B, 4.50%, 7/1/16, Callable 7/1/12 @ 100, Insured by: AMBAC*	170,986
135,000	Fort Bend Texas Independent School District, GO, 5.13%, 8/15/22, Callable 8/15/10 @ 100, Insured by: PSF-GTD*	138,067
750,000	Harris County Texas General Obligation, Series B, 5.00%, 10/1/24, Callable 10/1/14 @ 100*	794,602
100,000	Houston, Texas, GO, 4.75%, 3/1/17, Callable 3/1/10 @ 100, Insured by: MBIA*	100,329
750,000	Lewisville Texas Independent School District, GO, 5.00%, 8/15/21, Callable 2/15/19 @ 100*	825,735
215,000	Lubbock Texas Independent School District, GO, 4.50%, 2/15/16, Callable 2/15/12 @ 100, Insured by: PSF-GTD*	225,150
5,000	Northside Texas Independent School District, GO, 5.00%, 2/15/23, Callable 2/15/11 @ 100, Insured by: PSF-GTD*	5,308
5,000	Northside Texas Independent School District, GO, 5.00%, 2/15/23, Callable 2/15/11 @ 100, Insured by: PSF-GTD*	5,149
550,000	Pflugerville Texas, 4.75%, 8/1/20, Callable 8/1/13 @ 100, Insured by: FGIC*	567,072
50,000	Red River Authority Texas Pollution Control, 5.20%, 7/1/11, Callable 7/1/10 @ 100, Insured by: AMBAC*	50,029

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Concluded

August 31, 2009

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$500,000	San Angelo Texas Independent School District, Series A, 4.00%, 2/15/16, Insured by: Assured GTY	$534,380
200,000	Texas State University System, 5.00%, 3/15/20, Callable 3/15/12 @ 100, Insured by: FSA*	207,342
450,000	Waller Texas Independent School District, GO, 5.50%, 2/15/28, Callable 2/15/18 @ 100, Insured by: PSF-GTD*	493,614
750,000	Williamson County Texas Pass-Through Toll Bond, 5.00%, 2/15/21, Callable 2/15/19 @ 100*	827,250
1,050,000	Ysleta Texas Independent School District, GO, 5.00%, 8/15/23, Callable 8/15/16 @ 100, Insured by: PSF-GTD*	1,135,092

		7,054,022

Virginia (2.3%)
750,000	Fairfax County Virginia, GO, Series A, 4.00%, 4/1/24, Callable 4/1/19 @ 100, Insured by: State Aid Withholding*	770,130

Washington (6.2%)
300,000	Seattle Drain & Wastewater Revenue, 5.00%, 11/1/17, Callable 11/1/11 @ 100, Insured by: FGIC*	318,666
750,000	Seattle Washington, GO, 5.00%, 5/1/21, Callable 5/1/19 @ 100*	844,178
750,000	Washington State, GO, Series C, 5.00%, 1/1/17, Insured by: AMBAC	861,352

		2,024,196

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
West Virginia (0.0%)
$5,000	Ohio County West Virginia Building Commission Revenue, 7.00%, 10/1/10, Continuously Callable @ 100, ETM(a)	$5,034

Wisconsin (7.5%)
20,000	Appleton Wisconsin Storm Water System Revenue, 4.00%, 4/1/17, Callable 4/1/13 @ 100, Insured by: MBIA*	20,522
550,000	Madison Wisconsin, GO, Series A, 4.25%, 10/1/17, Callable 10/1/16 @ 100	604,731
250,000	Milwaukee County Wisconsin, GO, Series A, 5.00%, 10/1/14, Callable 10/1/11 @ 100*	267,388
555,000	Racine Wisconsin, GO, 5.00%, 12/1/19, Callable 12/1/18 @ 100*	622,976
850,000	Wisconsin State, GO, Series B, 5.00%, 5/1/17, Callable 5/1/15 @ 100, Insured by: FSA*	941,222

		2,456,839

Total Municipal Bonds		31,005,371

Investments in Affiliates (4.1%)
1,357,131	Cavanal Hill Tax-Free Money Market Fund	1,357,131

Total Investments in Affiliates		1,357,131

Total Investments (Cost $31,156,447)(b)—98.6%		32,362,502
Other assets in excess of liabilities—1.4%		440,546

Net Assets—100.0%		$32,803,048

(a)	Security was fair valued at August 31, 2009, using procedures approved by the Board of Trustees.
(b)	Represents cost for financial reporting purposes.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AMBAC—American Municipal Bond Assurance Corp.

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Corporation

FSA—Financial Security Assurance

GO—General Obligations Bond

GTY—Guaranty

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund Guaranteed

Q-SBLF—Qualified School Bond Loan Fund

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments

August 31, 2009

Principal Amount	Security Description	Value
Asset Backed Securities (6.6%)
$86,536	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(a)	$86,536
239,192	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	235,850
1,000,000	Alesco Preferred Funding Ltd., Series 8A, Class C2, 5.73%, 12/23/35(a)(b)(g)	45,000
225,113	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	193,053
104,194	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(a)	103,050
43,088	Chase Funding Mortgage Loan Asset-Backed, Series 2001-4, Class 1A6, 6.24%, 1/25/13	36,578
42,246	CIT Marine Trust, Series 1999-A, Class A4, 6.25%, 11/15/19	38,206
39,500	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 11/25/16(b)	28,446
99,468	Countrywide Home Equity Loan Trust, Series 2004-C, Class F, 0.49%, 1/15/34(b)	44,780
1,847,603	Fremont Home Loan Trust, Series 2004-3, Class M5, 2.12%, 11/25/34(b)	729,227
20,728	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(b)	17,234
786,684	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32	562,083
297,090	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 6.12%, 9/25/33(b)	113,680
132,301	Residential Asset Securitization Trust, Series 2001-KS2, Class AI6, 6.49%, 10/25/30(b)	95,806
851,492	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34	576,818
545,000	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 5.73%, 5/25/35(b)	142,445

Total Asset Backed Securities		3,048,792

Principal Amount	Security Description	Value
Mortgage Backed Securities (74.0%)
$105,800	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A6, 5.75%, 1/25/33	$104,920
249,873	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A8, 5.75%, 1/25/33	248,895
187,734	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 4.43%, 3/25/35(b)	157,228
70,000	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 4.55%, 5/25/35(b)	47,723
550,000	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.20%, 6/25/36(b)(c)	280,500
335,774	Banc of America Alternative Loan Trust, Series 2004-9, Class 2CB2, 5.50%, 10/25/34	314,017
40,299	Banc of America Funding Corp., Series 2003-2, Class 2A1, 6.00%, 6/25/17	40,210
75,768	Banc of America Mortgage Securities, Series 2003-H, Class 2A3, 3.83%, 9/25/33(b)	68,851
65,767	Banc of America Mortgage Securities, Series 2004-E, Class 1A1, 4.06%, 6/25/34(b)	61,116
116,499	Banc of America Mortgage Securities, Series 2003-F, Class 2A1, 4.17%, 7/25/33(b)	110,278
131,472	Banc of America Mortgage Securities, Series 2004-2, Class 2A1, 5.25%, 3/25/34	131,629
93,616	Banc of America Mortgage Securities, Series 2004-7, Class 5A10, 5.25%, 8/25/34	91,881
94,833	Banc of America Mortgage Securities, Series 2006-A, Class 2A1, 5.42%, 2/25/36(b)	69,507
45,926	Banc of America Mortgage Securities, Series 2003-8, Class 1A9, 5.50%, 11/25/33	45,884
64,960	Banc of America Mortgage Securities, Series 2006-B, Class 2A1, 6.05%, 11/20/36(b)	46,076
34,559	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 3.64%, 9/25/34(b)	25,259

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$93,096	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 3.87%, 1/25/35(b)	$73,939
214,231	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 4.30%, 10/25/36(b)	132,145
82,124	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 4.63%, 10/25/35(b)	69,954
29,773	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 5.49%, 7/25/35(b)	20,068
406,206	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 5.71%, 2/25/36(b)	231,751
279,067	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.55%, 3/25/31(b)	259,971
24,143	Cendant Mortgage Corp., Series 2003-8, Class 1A2, 5.25%, 10/25/33	24,131
96,049	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	96,260
39,137	Chase Mortgage Finance Corp., Series 2003-S5, Class A4, 5.50%, 6/25/33	39,205
446,069	Chase Mortgage Finance Corp., Series 2005-S3, Class A4, 5.50%, 11/25/35	414,771
343,199	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 5.88%, 7/25/37(b)	300,606
100,746	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35	86,854
7,316	Chaseflex Trust, Series 2006-2, Class A1A, 5.59%, 9/25/36(b)	7,214
64,835	Citicorp Mortgage Securities, Inc., Series 2003-10, Class A2, 4.50%, 11/25/18	61,645
38,684	Citicorp Mortgage Securities, Inc., Series 2003-4, Class A4, 5.00%, 3/25/18	38,625
85,650	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A3, 5.00%, 12/25/33	84,868
32,472	Citicorp Mortgage Securities, Inc., Series 2004-1, Class 1A1, 5.25%, 1/25/34	31,202

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$180,504	Citicorp Mortgage Securities, Inc., Series 2004-3, Class A9, 5.25%, 5/25/34	$180,266
96,463	Citicorp Mortgage Securities, Inc., Series 1994-3, Class A13, 6.50%, 2/25/24	95,560
143,848	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36	105,745
157,322	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 4.65%, 8/25/35(b)	120,467
13,788	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA1, 6.50%, 6/25/16	13,576
26,627	Citigroup Mortgage Loan Trust, Inc., Series 2004-2, Class 2A1, 6.50%, 8/25/18	26,486
255,877	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31	233,010
445,406	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34	443,596
67,965	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34	60,426
5,342	Commercial Mortgage Asset Trust, Series 1999-C1, Class A3, 6.64%, 1/17/32	5,369
85,460	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 2.36%, 7/20/35(b)	35,233
50,300	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	47,895
316,485	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A2, 5.50%, 7/25/34	304,070
180,786	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A6, 5.50%, 8/25/34	166,734
208,530	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35	160,013
127,292	Countrywide Alternative Loan Trust, Series 2005-70CB, Class A6, 5.50%, 12/25/35	84,766

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$139,254	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36	$112,566
62,271	Countrywide Alternative Loan Trust, Series 2004-35T2, Class A1, 6.00%, 2/25/35	53,592
106,875	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36	87,510
606,333	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	516,260
106,939	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37	88,301
219,888	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34	179,415
3,123	Countrywide Home Loans, Series 2003-42, Class 1A1, 3.89%, 9/25/33(b)	2,891
264,525	Countrywide Home Loans, Series 2004-12, Class 12A1, 3.98%, 8/25/34(b)	199,635
569,824	Countrywide Home Loans, Series 2003-56, Class 3A6, 4.49%, 12/25/33	559,996
105,355	Countrywide Home Loans, Series 2003-J7, Class 3A2, 4.50%, 8/25/18	102,043
90,360	Countrywide Home Loans, Series 2003-58, Class 2A2, 4.84%, 2/19/34(b)	80,348
56,293	Countrywide Home Loans, Series 2003-60, Class 2A1, 5.31%, 2/25/34(b)	48,693
5,114	Countrywide Home Loans, Series 2003-14, Class A2, 5.50%, 6/25/33	5,103
19,497	Countrywide Home Loans, Series 2003-J5, Class 1A1, 5.50%, 7/25/33	19,506
353,925	Countrywide Home Loans, Series 2005-13, Class A1, 5.50%, 6/25/35	338,875
94,428	Countrywide Home Loans, Series 2005-8R, Class A4, 6.00%, 10/25/34	92,222

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$260,469	Countrywide Home Loans, Series 2006-20, Class 1A6, 6.00%, 2/25/37	$213,687
1,100,000	Countrywide Home Loans, Series 2006-16, Class 3A4, 6.50%, 11/25/36	656,079
249,058	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 3.94%, 11/25/34(b)	207,768
323,059	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 4.13%, 11/25/32(b)	110,231
49,899	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1, 5.00%, 2/25/33(b)	46,374
60,093	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 7A1, 5.00%, 9/25/15	59,022
116,827	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A9, 5.25%, 8/25/35	105,621
27,751	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 4A1, 5.50%, 11/25/17	27,812
63,113	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	62,907
17,524	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 4A4, 5.50%, 12/25/34	14,489
123,458	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 8A2, 5.50%, 12/25/34	119,253
247,917	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 1A1, 5.75%, 2/25/34	240,277
204,208	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	177,533
106,678	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33(c)	105,611
250,570	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32	128,596
155,476	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32	154,646

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$45,491	Credit Suisse Mortgage Capital Certificates, Series 2006-1, Class 3A20, 5.75%, 2/25/36	$44,277
28,277	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1B1, 0.37%, 10/25/36(b)	25,170
100,816	Deutsche Mortgage Securities, Inc., Series 2004-5, Class A3, 5.59%, 7/25/34	65,905
40,647	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.01%, 10/25/36	27,043
84,615	Fannie Mae, 3.49%, 2/1/30, Pool #556998(b)	85,689
79,711	Fannie Mae, 3.81%, 12/1/22, Pool #303247(b)	78,688
57,510	Fannie Mae, 3.82%, 6/1/32, Pool #725286(b)	58,621
71,047	Fannie Mae, Series 2003-24, Class BA, 4.00%, 4/25/17	73,021
23,905	Fannie Mae, 4.35%, 6/1/19, Pool #91574(b)	24,158
17,473	Fannie Mae, Series 2004-90, Class XN, 4.35%, 3/25/34	18,012
41,278	Fannie Mae, Series 2003-81, Class TB, 4.50%, 9/25/18	42,166
71,364	Fannie Mae, 4.63%, 7/1/27, Pool #123496(b)	71,622
297,478	Fannie Mae, 4.89%, 1/1/35, Pool #805386(b)	306,896
7,378	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	7,573
76,873	Fannie Mae, Series 2003-1, Class A, 5.50%, 8/25/30	78,037
9,737	Fannie Mae, Series 2002-63, Class CG, 5.50%, 6/25/31	9,737
174,862	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32(b)	179,426
82,363	Fannie Mae, Series 2006-10, Class LC, 5.75%, 9/25/20	83,780
204,837	Fannie Mae, 5.75%, 7/1/36, Pool #805386(b)	215,722
25,958	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	27,118
354,583	Fannie Mae, Series 2513, Class PD, 6.00%, 2/15/32	366,716
6,025	Fannie Mae, Series G94-2, Class D, 6.45%, 1/25/24	6,311
12,324	Fannie Mae, Series 1993-183, Class K, 6.50%, 7/25/23	12,558

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$142,734	Fannie Mae, Series 2006-63, Class AE, 6.50%, 10/25/33	$146,998
6,039	Fannie Mae, Series 1993-255, Class C, 6.55%, 12/25/23	6,035
60,413	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31(b)	52,250
1,192	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	1,311
13,489	Fannie Mae, Series 1993-250, Class Z, 7.00%, 12/25/23	14,477
83	Fannie Mae, 7.50%, 10/1/09, Pool #303057	84
60,085	Fannie Mae, Series 1991-165, Class L, 7.50%, 12/25/21	61,971
4,569	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	4,972
21,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	22,851
8,211	Fannie Mae, Series 1992-34, Class G, 8.00%, 3/25/22	8,754
66,144	Fannie Mae Whole Loan, Series 2001-W2, Class AF6, 6.59%, 10/25/31(b)	69,297
72,555	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 3.11%, 9/25/34(b)	57,510
181,652	First Horizon Alternative Mortgage Securities, Series 2005-FA1, Class 1A6, 5.50%, 3/25/35	171,411
368,676	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36	299,602
170,575	First Horizon Alternative Mortgage Securities, Series 2006-FA5, Class A3, 6.25%, 8/25/36	113,601
304,129	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	295,525
98,748	First Horizon Mortgage Pass-Through Trust, Series 2003-1, Class 2A1, 5.00%, 3/25/18	98,964
74,294	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 5.34%, 10/25/35(b)	56,806
9,616	Freddie Mac, 2.50%, 3/1/17, Pool #350044(b)	9,677
32,663	Freddie Mac, Series 1228, Class M, 3.33%, 3/15/22(b)	33,413
72,812	Freddie Mac, Series 2752, Class EJ, 4.00%, 2/15/14	74,018

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$37,487	Freddie Mac, Series 2672, Class NF, 4.00%, 12/15/16	$38,819
6,145	Freddie Mac, Series 2957, Class KJ, 4.50%, 10/15/24	6,214
74,833	Freddie Mac, 5.81%, 4/1/36, Pool #1N0148(b)	79,303
21,324	Freddie Mac, Series 1599, Class C, 6.10%, 10/15/23	22,571
58,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	62,161
18,293	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	19,444
29,422	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21	29,448
5,243	Freddie Mac, Series 1173, Class E, 6.50%, 11/15/21	5,344
7,000	Freddie Mac, Series 2290, Class LL, 6.50%, 2/15/31	7,362
9,333	Freddie Mac, Series 1568, Class D, 6.75%, 8/15/23	9,649
18,109	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	19,569
3,875	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	4,236
12,732	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	12,725
6,259	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	6,687
5,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	5,394
17,325	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	18,939
11,947	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	12,940
111,057	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	110,098
80,446	GMAC Mortgage Corp. Loan Trust, Series 2004-J1, Class A2, 5.25%, 4/25/34	79,982
553,502	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 5.30%, 11/19/35(b)	462,248
160,478	GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1, 5.50%, 9/25/34	159,394
63,255	Government National Mortgage Assoc., 2.75%, 5/20/34, Pool #80916(b)	63,556
23,203	Government National Mortgage Assoc., 4.00%, 11/20/29, Pool #876947(b)	23,599

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$14,553	Government National Mortgage Assoc., 4.13%, 12/20/18, Pool #8437(b)	$14,869
10,678	Government National Mortgage Assoc., 4.13%, 12/20/21, Pool #8889(b)	10,932
11,202	Government National Mortgage Assoc., 4.13%, 12/20/27, Pool #80141(b)	11,367
11,051	Government National Mortgage Assoc., 4.25%, 3/20/29, Pool #80263(b)	11,283
21,190	Government National Mortgage Assoc., 4.38%, 1/20/23, Pool #8123(b)	21,656
19,766	Government National Mortgage Assoc., 4.38%, 1/20/25, Pool #8580(b)	20,258
24,494	Government National Mortgage Assoc., 4.38%, 1/20/25, Pool #8585(b)	25,200
10,468	Government National Mortgage Assoc., 4.38%, 3/20/26, Pool #8832(b)	10,692
10,117	Government National Mortgage Assoc., 4.50%, 2/20/16, Pool #8103(b)	10,332
11,476	Government National Mortgage Assoc., Series 2001-62, Class PG, 6.00%, 1/20/31	11,526
39,035	Government National Mortgage Assoc., Series 2002-52, Class CJ, 6.00%, 9/20/31	40,020
609	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	654
6,874	Government National Mortgage Assoc., Series 2002-12, Class MB, 6.50%, 10/20/31	7,055
474	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	517
647	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	706
961	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	1,074
102,375	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	101,704
310,221	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 4.56%, 11/25/35(b)	283,400
201,666	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 5.13%, 4/25/35(b)	153,135
318,786	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20	303,544
159,106	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	157,398

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$197,775	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35	$166,708
61,626	GSR Mortgage Loan Trust, Series 2004-2F, Class 11A1, 7.00%, 9/25/19	60,795
335,738	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 5.10%, 1/19/35(b)	204,283
113,338	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 5.31%, 12/19/35(b)	87,451
260,173	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 3.51%, 8/25/34(b)	197,560
26,977	Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 3A2, 3.97%, 10/25/34(b)	21,937
55,914	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 4.22%, 8/25/34(b)	41,600
310,241	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 5.73%, 9/25/36(b)	184,431
137,268	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 5.85%, 7/25/36(b)	91,752
163,177	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 6.00%, 8/25/36(b)	77,673
140,473	J.P. Morgan Adjustable Rate Mortgage Trust, Series 2005-A2, Class 3A1, 4.90%, 4/25/35(b)	134,256
50,000	J.P. Morgan Adjustable Rate Mortgage Trust, Series 2005-A7, Class 1A2, 4.98%, 10/25/35(b)	33,621
79,293	J.P. Morgan Adjustable Rate Mortgage Trust, Series 2005-A6, Class 3A2, 5.20%, 9/25/35(b)	62,534
52,469	J.P. Morgan Adjustable Rate Mortgage Trust, Series 2006-A5, Class 3A4, 5.95%, 8/25/36(b)	43,767
431,683	J.P. Morgan Alternative Loan Trust, Series 2006-A7, Class 2A8, 5.83%, 12/25/36	94,828
77,886	J.P. Morgan Mortgage Trust, Series 2005-A4, Class 3A1, 5.17%, 7/25/35(b)	71,769
107,125	J.P. Morgan Mortgage Trust, Series 2006-S1, Class 3A3, 5.50%, 4/25/36	102,242

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$89,738	Lehman Mortgage Trust, Series 2005-2, Class 2A3, 5.50%, 12/25/35	$82,969
129,249	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36	107,917
101,224	Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, 3.78%, 4/21/34(b)	95,071
524,030	Master Alternative Loans Trust, Series 2005-3, Class 4A1, 5.50%, 3/25/20(c)	492,588
19,868	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	17,329
895,700	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	778,700
57,081	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	49,999
22,066	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34	18,446
9,267	Master Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 5/25/18	9,269
360,482	Master Asset Securitization Trust, Series 2003-11, Class 7A6, 5.25%, 2/25/15	356,779
250,701	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	248,743
189,235	Master Asset Securitization Trust, Series 2003-8, Class 3A9, 5.25%, 9/25/33	181,579
111,030	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	111,689
133,209	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	137,164
112,367	Master Seasoned Securities Trust, Series 2005-1, Class 2A1, 6.21%, 9/25/17(b)	110,436
77,429	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 4.07%, 7/25/34(b)	64,897
10,206	Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 2A2, 4.52%, 2/25/34(b)	9,315

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$128,692	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2, 3.72%, 12/25/34(b)	$120,053
236,925	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 3.90%, 8/25/34(b)	182,381
144,037	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 4.00%, 8/25/34(b)	116,920
134,465	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 4.40%, 8/25/35(b)	82,898
635,000	Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A3, 6.22%, 8/25/36	252,423
161	Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 3/15/30	161
416,241	Prime Mortgage Trust, Series 2004-CL1, Class 2A1, 5.00%, 2/25/19	406,662
120,000	RAAC, Series 2005-SP1, Class 2A7, 5.25%, 9/25/34	117,414
174,172	RAAC, Series 2004-SP2, Class A1, 5.99%, 1/25/17(b)	165,214
204,151	Residential Accredit Loans, Inc., Series 2002-QS19, Class A5, 4.20%, 12/25/32	204,020
323,342	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 4.70%, 9/25/34(b)	280,286
84,882	Residential Accredit Loans, Inc., Series 2004-QS8, Class A2, 5.00%, 6/25/34	76,002
85,949	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 5.18%, 1/25/36(b)	47,017
149,598	Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1, 5.25%, 9/25/33	142,164
215,220	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	136,870
105,927	Residential Accredit Loans, Inc., Series 2002-QS8, Class A5, 6.25%, 6/25/17	105,364
77,667	Residential Accredit Loans, Inc., Series 2001-QS16, Class A2, 6.25%, 11/25/31	81,098
17,273	Residential Accredit Loans, Inc., Series 2001-QS18, Class A1, 6.50%, 12/25/31	14,338

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$132,207	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	$130,918
99,365	Residential Asset Securitization Trust, Series 2003-A12, Class A1, 5.00%, 11/25/18	95,929
138,577	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36	80,688
170,473	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37	134,276
129,870	Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 6/25/18	128,937
58,916	Residential Funding Mortgage Securities I, Series 2002-S20, Class A1, 4.00%, 12/25/17	58,609
78,199	Residential Funding Mortgage Securities I, Series 2002-S17, Class A1, 5.00%, 11/25/17	75,177
44,564	Residential Funding Mortgage Securities I, Series 2003-S6, Class A1, 5.00%, 4/25/18	42,712
205,017	Residential Funding Mortgage Securities I, Series 2004-S4, Class 1A5, 5.25%, 4/25/34	201,617
203,193	Residential Funding Mortgage Securities I, Series 2005-S4, Class A1, 5.50%, 5/25/35	187,827
232,005	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35	219,621
179,635	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32	180,953
701,329	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 3.76%, 4/25/34(b)	591,321
197,900	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 3.88%, 6/25/34(b)	169,266
143,262	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 3.91%, 11/25/34(b)	111,649
11,960	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 4.09%, 2/25/34(b)	10,082
161,207	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 4.10%, 12/25/34(b)	128,522

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$95,249	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 1A2, 5.25%, 12/25/35(b)	$62,686
79,261	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 3.52%, 12/27/35(b)	65,373
464,001	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	462,815
102,813	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 3.73%, 7/25/33(b)	95,106
253,090	Structured Asset Securities Corp., Series 2003-21, Class 1A3, 5.50%, 7/25/33	251,617
1,342,961	Structured Asset Securities Corp., Series 2005-5, Class 2A1, 5.50%, 4/25/35	1,201,065
430,020	Structured Asset Securities Corp., Series 2004-20, Class 4A1, 6.00%, 11/25/34	387,959
84,046	Structured Asset Securities Corp., Series 2002-3, Class 2A2, 6.50%, 3/25/32	82,845
3,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	2,443
1,044	Summit Mortgage Trust, Series 2001-1, Class B1, 7.03%, 12/28/12(b)	1,044
596,844	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.33%, 8/20/35(b)	322,971
49,671	WAMU Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 0.67%, 7/25/44(b)	24,532
678,684	WAMU Mortgage Pass-Through Certificates, Series 2003-S8, Class A4, 4.50%, 9/25/18	662,871
15,703	WAMU Mortgage Pass-Through Certificates, Series 2003-S2, Class A2, 5.00%, 5/25/18	15,735
65,516	Washington Mutual, Series 2004-AR3, Class A2, 3.14%, 6/25/34(b)	61,079
220,005	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	201,761
90,812	Washington Mutual, Series 2003-S7, Class A1, 4.50%, 8/25/18	89,734
85,038	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18	85,729

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$12,190	Washington Mutual, Series 2002-S8, Class 2A7, 5.25%, 1/25/18	$12,278
32,429	Washington Mutual, Series 2006-AR8, Class 1A1, 5.84%, 8/25/46(b)	27,146
958,990	Washington Mutual, Series 2004-S3, Class 3A1, 6.00%, 7/25/34	944,777
321,458	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A1, 4.82%, 10/25/35(b)	261,275
784,634	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 5.61%, 11/25/36(b)	617,929
525,610	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8, Class A2, 5.87%, 10/25/36(b)	472,505
169,142	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2, 5.92%, 9/25/36(b)	138,956
40,216	Washington Mutual Mortgage Pass-Through Trust, Series 2003-MS6, Class 3A1, 4.55%, 5/25/33	40,255
185,631	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS7, Class 2A1, 5.50%, 10/25/17	185,391
94,688	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS2, Class 2A1, 6.00%, 4/25/17	93,126
13,900	Washington Mutual Mortgage Pass-Through Trust, Series 2006-5, Class 3A1A, 6.25%, 7/25/36(b)	13,652
145,016	Wells Fargo Alternative Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35	114,058
53,676	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 3.45%, 5/25/35(b)	50,330
158,338	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 3.86%, 10/25/35(b)	148,982
56,260	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A1, 4.22%, 12/25/34(b)	53,677
56,514	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A1, 4.48%, 7/25/34(b)	51,179

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Concluded

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$122,844	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 4.53%, 6/25/34(b)	$116,152
265,578	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1, 4.53%, 2/25/35(b)	251,639
64,087	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 5.24%, 4/25/36(b)	52,431
99,681	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 3A1, 5.25%, 1/25/20	100,273
15,556	Wells Fargo Mortgage Backed Securities Trust, Series 2003-9, Class 1A12, 5.25%, 8/25/33	15,551

Total Mortgage Backed Securities		34,250,447

Corporate Bonds (11.3%)
Banking (1.6%)
750,000	Citigroup, Inc., 5.85%, 7/2/13	754,517

Diversified Financial Services (3.3%)
1,000,000	Associates Corp. of North America, 7.95%, 2/15/10	1,005,520
485,000	Charles Schwab Corp., 4.95%, 6/1/14	510,218

		1,515,738

Financial Services (4.5%)
225,000	Genworth Global Funding, 0.49%, 11/27/09(b)	222,550
2,000,000	Lehman Brothers Holdings, 6.00%, 7/19/12(d)	350,000
1,500,000	Preferred Term Securities IV, 4.91%, 6/24/34, Continuously Callable @ 100(b)(e)	450,000

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services, continued:
$500,000	Preferred Term Securities IX, 2.40%, 4/3/33, Continuously Callable @ 100(a)(b)	$50,000
688,757	Preferred Term Securities V, 2.70%, 4/3/32, Continuously Callable @ 100(b)(e)	275,503
957,747	Preferred Term Securities XXIII, 6.15%, 12/22/36(a)	711,606
2,581,098	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.92%, 8/5/36(a)(b)	38,717

		2,098,376

Insurance (1.9%)
500,000	Jackson National Life Global, 5.38%, 5/8/13(e)	504,492
350,000	MetLife, Inc., 6.75%, 6/1/16	382,863

		887,355

Total Corporate Bonds		5,255,986

U.S. Government Agency Securities (1.3%)
600,000	Freddie Mac, 2.00%, 11/20/12, Callable 11/20/09 @ 100(b)	601,682

Total U.S. Government Agency Securities		601,682

Investments in Affiliates (6.7%)
3,119,754	Cavanal Hill Cash Management Fund	3,119,754

Total Investments in Affiliates		3,119,754

Total Investments (Cost $60,928,816)(f)—99.9%		46,276,661
Other assets in excess of liabilities—0.1%		71,888

Net Assets—100.0%		$46,348,549

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2009. The date presented reflects the final maturity date.
(c)	Security was fair valued at August 31, 2009, using procedures approved by the Board of Trustees.
(d)	Issuer has defaulted on the payment of interest.
(e)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(f)	Represents cost for financial reporting purposes.
(g)	Issuer has deferred on payment of interest.

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments

August 31, 2009

Principal Amount	Security Description	Value
Asset Backed Securities (4.5%)
$19,230	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(a)	$19,230
135,542	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	133,649
653,948	Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.76%, 12/23/37(a)(b)(g)	19,618
761,336	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(a)(g)	22,840
157,579	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	135,137
107,387	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(b)	95,103
45,302	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(a)	44,804
49,313	Park Place Securities, Inc., Series 2005-WHQ4, Class A2C, 0.52%, 9/25/35(b)	45,098
198,060	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 6.11%, 9/25/33(b)	75,787
510,895	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34	346,091

Total Asset Backed Securities		937,357

Mortgage Backed Securities (57.1%)
159,406	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.06%, 9/25/35	127,106
112,404	Banc of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20	102,533
857	Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A2, 4.04%, 11/10/39	856
49,118	Banc of America Funding Corp., Series 2004-B, Class 5A1, 4.25%, 11/20/34(b)	42,656
109,170	Banc of America Mortgage Securities, Series 2003-9, Class 3A1, 5.00%, 12/25/18	108,317
151,652	Banc of America Mortgage Securities, Series 2004-8, Class 3A1, 5.25%, 10/25/19	151,984

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$118,276	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 4.73%, 11/25/34(b)	$98,453
135,508	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 4.90%, 10/25/33(b)	132,312
32,016	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	32,086
179,197	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37	161,669
212,775	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	172,813
117,013	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	115,769
41,633	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34	33,967
25,333	Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2A1, 5.00%, 7/25/18	24,882
127,289	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	119,930
105,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A7, 5.00%, 8/25/33	85,012
129,360	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	97,989
370,696	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A6, 5.50%, 5/25/35	224,492
369,553	Countrywide Alternative Loan Trust, Series 2005-57CB, Class 3A4, 5.50%, 12/25/35	185,335
120,367	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1, 6.00%, 2/25/34	117,019
60,377	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34	50,910
319,123	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	271,715
118,809	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	113,983

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$146,958	Countrywide Home Loans, Series 2004-12, Class 12A1, 3.99%, 8/25/34(b)	$110,908
186,719	Countrywide Home Loans, Series 2003-40, Class A5, 4.50%, 10/25/18	182,635
115,387	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24	109,870
149,700	Countrywide Home Loans, Series 2004-2, Class 2A1, 5.28%, 2/25/34(b)	141,159
76,716	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35	69,212
101,627	Countrywide Home Loans, Series 2002-22, Class A20, 6.25%, 10/25/32	99,170
96,405	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19	95,652
17,778	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	17,720
75,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 1A5, 5.75%, 9/25/34	62,175
121,434	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18	116,918
182,332	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33	163,985
64,521	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	56,093
215,000	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36	103,635
4,651	Fannie Mae, Series 1992-45, Class F, 3.29%, 4/25/22(b)	4,651
19,531	Fannie Mae, 3.38%, 7/1/23, Pool #224951(b)	19,791
40,081	Fannie Mae, 4.09%, 9/1/33, Pool #739372(b)	41,355
10,672	Fannie Mae, Series 2003-33, Class LD, 4.25%, 9/25/22	11,080
32,825	Fannie Mae, Series 2004-72, Class LA, 4.50%, 4/25/30	33,456

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$33,000	Fannie Mae, Series 2005-48, Class MD, 5.00%, 4/25/34	$33,935
75,473	Fannie Mae, 5.51%, 1/1/37, Pool #906675(b)	79,496
144	Fannie Mae, Series 2002-27, Class GC, 6.00%, 5/25/17	155
2,213	Fannie Mae, 6.00%, 4/1/35, Pool #735503	2,349
29,546	Fannie Mae, Series 1989-52, Class G, 6.00%, 8/25/19	31,781
18,396	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	20,052
14,084	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	15,194
45,767	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42, Callable 7/25/14 @ 100	49,929
3,221	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31	3,553
19,233	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	20,946
14,378	Fannie Mae, Series D-32, Class L, 8.00%, 10/25/21	15,802
2,262	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	2,535
10,409	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	11,356
4,566	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	5,044
3,549	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	4,009
1,640	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	1,778
74,959	First Horizon Mortgage Pass-Through Trust, Series 2005-8, Class 2A1, 5.25%, 2/25/21	71,375
1,801	Freddie Mac, Series 1227, Class P, 3.37%, 3/15/22(b)	1,800
97,690	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	100,639
29,617	Freddie Mac, Series 2532, Class B, 5.00%, 9/15/16	30,302
47,568	Freddie Mac, Series 2556, Class TJ, 5.00%, 1/15/22	49,562
91,993	Freddie Mac, 5.27%, 8/1/34, Pool #755230(b)	95,682
5,278	Freddie Mac, Series 2419, Class QL, 5.50%, 3/15/17	5,683
6,611	Freddie Mac, Series 2390, Class TA, 6.00%, 11/15/20	6,608

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$32,618	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21	$34,465
44,000	Freddie Mac, Series 2470, Class LL, 6.00%, 7/15/32	47,047
68,022	Freddie Mac, Series 3129, Class LM, 6.00%, 9/15/32	70,513
17,000	Freddie Mac, Series 2403, Class LL, 6.25%, 1/15/32	18,222
33,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	35,368
52,267	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	55,554
19,655	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	19,644
21,744	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	23,939
16,737	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24	18,014
18,175	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	19,674
8,149	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	8,821
17,582	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	18,635
7,139	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	8,350
27,387	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	29,663
41,010	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	44,829
5,291	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	5,298
5,513	Freddie Mac, Series 1264, Class I, 8.30%, 4/15/22	5,582
10,392	Freddie Mac, 9.00%, 5/1/16, Pool #170164	11,446
10,628	Freddie Mac, 9.00%, 6/1/16, Pool #170171	11,700
12,549	Freddie Mac, 9.00%, 9/1/16, Pool #170192	13,853
7,066	Freddie Mac, 9.50%, 6/1/16, Pool #274005	7,888
10,096	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	10,009
15,124	Government National Mortgage Assoc., Series 2003-18, Class KB, 6.00%, 7/20/31	15,603
22,741	Government National Mortgage Assoc., Series 2002-57, Class BA, 6.00%, 4/20/32	23,759

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$25,348	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	$27,893
533	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	582
8,157	Government National Mortgage Assoc., Series 1996-20, Class D, 7.50%, 9/16/26	8,997
4,520	Government National Mortgage Assoc., 8.00%, 2/15/22, Pool #319029	5,104
14,005	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	15,840
2,241	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	2,529
591	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	668
1,499	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	1,695
5,332	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	6,029
26,809	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	30,312
37,259	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	42,279
1,424	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	1,596
50,737	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19	50,341
13,314	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32	13,279
81,424	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 3.88%, 4/25/37(b)	51,555
355,000	J.P. Morgan Mortgage Trust, Series 2005-A1, Class 3A4, 5.02%, 2/25/35(b)(c)	262,700
665,000	J.P. Morgan Mortgage Trust, Series 2005-A6, Class 3A3, 5.20%, 9/25/35(b)	414,294
130,000	J.P. Morgan Mortgage Trust, Series 2006-A6, Class 1A4L, 5.51%, 10/25/36(b)	61,330
67,576	J.P. Morgan Mortgage Trust, Series 2006-A2, Class 2A1, 5.75%, 4/25/36(b)	54,408
43,409	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19	41,334
98,537	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	87,790
92,637	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34	77,902

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$155,178	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34	$142,910
102,657	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	87,483
246,637	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	210,181
33,232	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33	28,891
83,457	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34	72,556
115,558	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34	91,219
75,342	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	75,789
101,220	Merrill Lynch Mortgage Investors Trust, Series 2005-A8, Class A1C1, 5.25%, 8/25/36	94,362
151,344	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	141,081
190,776	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(b)	148,034
284,578	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(b)	199,113
179,929	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35	123,631
145,000	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36	73,428
92,149	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40	78,326
26,874	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34	26,127
174,172	RAAC, Series 2004-SP2, Class A1, 5.99%, 1/25/17(b)	165,214
95,075	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18	89,578

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$131,332	Residential Accredit Loans, Inc., Series 2003-QS1, Class A1, 5.00%, 1/25/33	$129,244
45,877	Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1, 5.25%, 9/25/33	43,597
97,443	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35	80,051
111,041	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21	95,807
243,829	Residential Accredit Loans, Inc., Series 2004-QS2, Class CB, 5.75%, 2/25/34	207,788
94,439	Residential Accredit Loans, Inc., Series 2002-QS19, Class A8, 6.00%, 12/25/32	89,439
70,000	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	32,065
114,000	Residential Asset Loans, Inc., Series 2006-QS12, Class 1A2, 6.50%, 9/25/36	44,453
246,000	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32(c)	216,480
87,170	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	86,320
175,801	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35	120,645
269,354	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36	154,518
77,620	Residential Funding Mortgage Securities I, Series 2003-S12, Class 2A1, 4.00%, 12/25/32	71,144
74,012	Residential Funding Mortgage Securities I, Series 2004-S5, Class 2A1, 4.50%, 5/25/19	72,392
55,116	Residential Funding Mortgage Securities I, Series 2003-S5, Class 1A1, 5.00%, 11/25/18	53,712
57,573	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	57,425

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$151,346	Structured Asset Securities Corp., Series 2003-20, Class 2A4, 4.50%, 7/25/18	$143,779
7,000	Structured Asset Securities Corp., Series 2002-15, Class A4, 6.00%, 8/25/32	6,807
20,484	Structured Asset Securities Corp., Series 2002-3, Class A4, 6.40%, 3/25/32	15,987
84,364	Structured Asset Securities Corp., Series 2002-6, Class 1A5, 6.50%, 4/25/32	84,184
1,041	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	1,062
261,365	Structured Mortgage Loan, Series 2004-3AC, Class A1, 3.26%, 3/25/34(b)	223,290
61,549	Union Planters Mortgage Finance Corp., Series 2000-1, Class A1, 7.70%, 12/25/24	66,416
298,422	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.33%, 8/20/35(b)	161,485
203,148	Washington Mutual, Series 2003-S6, Class 2A3, 4.75%, 7/25/18	201,561
30,824	Washington Mutual, Series 2003-S11, Class 1A, 5.00%, 11/25/33	29,167
182,887	Washington Mutual MSC Mortgage, Series 2002-MS6, Class 3A1, 6.50%, 9/25/32	180,944
8,689	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	8,653
204,360	Washington Mutual Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35	147,012
91,098	Wells Fargo Mortgage Backed Securities Trust, Series 2003-14, Class 1A1, 4.75%, 12/25/18	90,387
32,740	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 4.85%, 5/25/34(b)	30,984
156,353	Wells Fargo Mortgage Backed Securities Trust, Series 2005-13, Class A1, 5.00%, 11/25/20	153,567
383,672	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A9, 5.50%, 3/25/36	334,173

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$335,000	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A48, 6.00%, 6/25/37	$145,412

Total Mortgage Backed Securities		11,915,024

Corporate Bonds (23.8%)
Banking (1.6%)
100,000	Bank of America Corp., 6.50%, 8/1/16	103,049
225,000	Citigroup, Inc., 5.85%, 7/2/13	226,355

		329,404

Diversified Manufacturing Operations (6.1%)
1,250,000	General Electric Co., 5.25%, 12/6/17	1,276,225

Financial Services (9.5%)
1,000,000	American General Finance, 6.90%, 12/15/17	617,467
75,000	Household Finance Corp., 6.60%, 6/15/11	78,147
50,000	Household Finance Corp., 6.80%, 5/15/11	52,249
500,000	I-Preferred Term Securities, 2.75%, 12/11/32, Continuously Callable @ 100(a)(b)	90,000
500,000	Preferred Term Securities IX, 2.40%, 4/3/33, Continuously Callable @ 100(a)(b)	50,000
500,000	Preferred Term Securities XI, 2.21%, 9/24/33, Continuously Callable @ 100(a)(b)	55,000
957,747	Preferred Term Securities XXIII, 6.15%, 12/22/36(a)	711,606
973,987	Preferred Term Securities XXVI, 1.08%, 3/22/38, Callable 12/22/10 @ 100(b)(d)*	165,578
997,726	Preferred Term Securities XXVI, 6.19%, 9/22/37, Callable 6/22/12 @ 100(b)(d)*	119,727
2,150,915	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.92%, 8/5/36(a)(b)	32,264

		1,972,038

Insurance (1.0%)
200,000	MetLife, Inc., 6.75%, 6/1/16	218,779

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Concluded

August 31, 2009

Principal Amount	Security Description	Value
Corporate Bonds, continued:
Security Brokers & Dealers (4.2%)
$500,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	$505,682
1,100,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17(e)	110
365,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	363,750

Total Security Brokers & Dealers		869,542

Telecommunications (1.4%)
50,000	Qwest Corp., 6.88%, 9/15/33, Callable 9/15/09 @ 101.37*	39,560
250,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	258,045

Total Telecommunications		297,605

Total Corporate Bonds		4,963,593

Taxable Municipal Bonds (5.5%)
Georgia (5.0%)
1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/09 @ 100, Insured by: FSA*	1,041,700

Wisconsin (0.5%)
100,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/09 @ 100, Enhanced by : LOC*	100,277

Total Taxable Municipal Bonds		1,141,977

Shares or Principal Amount	Security Description	Value
U.S. Government Agency Securities (1.1%)
$225,000	Freddie Mac, 2.00%, 11/20/12 Callable 11/20/09 @ 100(b)*	$225,631

Total U.S. Government Agency Securities		225,631

U.S. Treasury Obligations (6.1%)
	U.S. Treasury Notes
750,000	0.88%, 3/31/11	751,670
550,000	2.75%, 2/15/19	520,653

Total U.S. Treasury Obligations		1,272,323

Investments in Affiliates (1.6%)
329,291	Cavanal Hill Cash Management Fund	329,291

Total Investments in Affiliates		329,291

Total Investments (Cost $30,259,788)(f)—99.7%		20,785,196
Other assets in excess of liabilities—0.3%		78,139

Net Assets—100.0%		$20,863,335

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2009. The date presented reflects the final maturity date.
(c)	Security was fair valued at August 31, 2009, using procedures approved by the Board of Trustees.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(e)	Issuer has defaulted on the payment of interest.
(f)	Represents cost for financial reporting purposes.
(g)	Issuer has deferred on the payment of interest.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

FSA—Financial Security Assurance

GO—General Obligations Bond

LOC—Letter of Credit

See notes to financial statements.

CAVANAL HILL FUNDS

Bond Fund

Schedule of Portfolio Investments

August 31, 2009

Principal Amount	Security Description	Value
Asset Backed Securities (1.8%)
$9,615	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(a)	$9,615
127,569	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	125,787
503,037	Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.76%, 12/23/37(a)(b)(g)	15,091
761,336	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(a)(g)	22,840
112,556	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	96,526
204,036	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(b)	180,696
29,446	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(a)	29,123

Total Asset Backed Securities		479,678

Mortgage Backed Securities (59.2%)
109,149	ABN AMRO Mortgage Corp., Series 2003-7, Class A2, 5.00%, 7/25/18	109,387
109,819	Banc of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35	87,195
109,462	Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	67,798
95,000	Banc of America Funding Corp., Series 2005-3, Class 1A9, 5.25%, 6/25/35	69,094
158,035	Banc of America Mortgage Securities, Series 2003-6, Class 1A36, 5.25%, 8/25/33	148,737
92,000	Banc of America Mortgage Securities, Series 2004-3, Class 1A3, 5.50%, 4/25/34	87,135
234,557	Banc of America Mortgage Securities, Series 2004-7, Class 2A2, 5.75%, 8/25/34	205,816
181,999	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 5.65%, 11/25/36(b)	114,736
147,396	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.00%, 1/25/34(b)	133,699

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$4,649	Chase Mortgage Finance Corp., Series 2005-S1, Class 1A9, 5.50%, 5/25/35	$4,217
36,200	Chase Mortgage Finance Corp., Series 2005-S2, Class A25, 5.50%, 10/25/35	30,503
302,634	Chase Mortgage Finance Corp., Series 2003-S15, Class 1A3, 6.00%, 1/25/34	303,723
41,983	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32	36,473
5,131	Chase Mortgage Finance Corp., Series 2002-S8, Class 2A1, 6.50%, 8/25/29	4,717
525,000	Chaseflex Trust, Series 2006-2, Class A5, 5.99%, 9/25/36	308,041
127,665	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	103,688
88,427	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37	60,010
12,000	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A11, 5.50%, 12/25/33	10,059
100,000	Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A2, 6.25%, 6/25/36	72,041
318,217	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	314,836
100,000	Countrywide Alternative Loan Trust, Series 2005-J3, Class 2A12, 5.50%, 5/25/35	29,441
253,000	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35	130,907
766,710	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36(c)	498,362
61,247	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	53,418
100,000	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	47,670
750,000	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37	380,594
560,000	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36	291,990

See notes to financial statements.

CAVANAL HILL FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$228,436	Countrywide Home Loans, Series 2003-40, Class AS, 4.50%, 10/25/18	$208,100
246,123	Countrywide Home Loans, Series 2003-34, Class A11, 5.25%, 9/25/33	240,603
108,000	Countrywide Home Loans, Series 2003-34, Class A15, 5.25%, 9/25/33	98,490
14,000	Countrywide Home Loans, Series 2003-1, Class 1A2, 5.50%, 3/25/33	13,658
112,000	Countrywide Home Loans, Series 2003-14, Class A4, 5.50%, 6/25/33	102,477
36,548	Countrywide Home Loans, Series 2003-J6, Class 1A1, 5.50%, 8/25/33	36,217
66,649	Countrywide Home Loans, Series 2003-28, Class A8, 5.50%, 8/25/33	60,737
10,000	Countrywide Home Loans, Series 2004-4, Class A24, 5.50%, 5/25/34	9,829
23,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34	17,240
250,000	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35(c)	192,500
108,519	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35(c)	93,326
89,834	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34	86,971
96,473	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34	88,966
631,492	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	542,050
400,000	Countrywide Home Loans, Series 2006-16, Class 3A4, 6.50%, 11/25/36	238,574
17,778	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	17,720

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$77,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 1A5, 5.50%, 12/25/34	$56,443
323,357	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35	243,225
119,769	Credit Suisse Mortgage Capital Certificate, Series 2006-8, Class 1A1, 4.50%, 10/25/21	75,230
6,581	Fannie Mae, 4.50%, 5/1/19, Pool #761398	6,885
40,737	Fannie Mae, 4.67%, 12/1/27, Pool #422279(b)	40,592
3,187	Fannie Mae, 5.00%, 3/1/18, Pool #688031	3,371
9,930	Fannie Mae, 5.00%, 8/1/33, Pool #730856	10,246
9,427	Fannie Mae, 5.00%, 7/1/35, Pool #832198	9,713
172,382	Fannie Mae, 5.18%, 2/1/33, Pool #683235(b)	179,512
6,053	Fannie Mae, 5.50%, 2/1/33, Pool #683351	6,341
2,575	Fannie Mae, 5.50%, 9/1/34, Pool #725773	2,694
64,592	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	69,497
601,588	Fannie Mae, 6.00%, 2/1/32, Pool #634200	633,700
47,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	49,601
73,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	79,562
78,938	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	85,722
6,751	Fannie Mae, Series 1997-42, Class EN, 7.25%, 7/18/27	7,177
59,725	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	65,642
179,121	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 5.12%, 8/25/42(b)	188,623
47,249	Fannie Mae Whole Loan, Series 2002-W11, Class AF5, 5.48%, 11/25/32(b)	39,463
298,715	Fannie Mae Whole Loan, Series 2004-W3, Class A8, 5.50%, 5/25/34	295,403

See notes to financial statements.

CAVANAL HILL FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$80,000	First Horizon Mortgage Pass-Through Trust, Series 2003-8, Class 1A10, 5.25%, 10/25/33	$65,358
1,752	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	1,500
45,252	Freddie Mac, 3.22%, 4/1/24, Pool #409624(b)	45,734
97,690	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	100,639
103,318	Freddie Mac, Series 2728, Class HN, 4.50%, 1/15/19	104,606
51,000	Freddie Mac, Series 2994, Class NC, 5.00%, 10/15/28	52,025
26,876	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	28,284
30,369	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	32,433
65,000	Freddie Mac, Series 3133, Class TD, 6.00%, 9/15/34	68,792
5,463	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	5,780
39,200	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	41,666
125,236	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	133,529
88,152	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	94,489
16,304	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	17,395
10,306	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	11,008
141,443	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	153,109
28,919	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	31,323
1,546	Freddie Mac, Series 1255, Class H, 8.50%, 4/15/22	1,665
21,572	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.00%, 10/25/33	17,831
155,000	GMAC Mortgage Corp. Loan Trust, Series 2003-J6, Class A3, 5.50%, 10/25/33	148,002
18,091	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	19,891
44,473	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	49,071
24,094	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	26,896

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$4,350	Government National Mortgage Assoc., Series 1996-15, Class H, 7.50%, 8/16/26	$4,484
24,247	Government National Mortgage Assoc., Series 1996-20, Class J, 7.50%, 9/20/26	26,482
14,282	Government National Mortgage Assoc., 8.00%, 5/15/26, Pool #428480	16,206
753	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	854
9,012	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	10,319
50,907	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	50,360
330,000	J.P. Morgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36(b)	199,668
880,000	J.P. Morgan Mortgage Trust, Series 2005-A6, Class 2A4, 4.98%, 8/25/35(b)(c)	616,000
172,173	J.P. Morgan Mortgage Trust, Series 2006-A2, Class 3A2, 5.68%, 4/25/36(b)	132,098
68,094	J.P. Morgan Mortgage Trust, Series 2006-A4, Class 3A1, 5.97%, 6/25/36(b)	51,178
109,082	J.P. Morgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34(c)	98,173
32,025	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25	30,174
187,879	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33	171,146
226,466	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35	167,797
435,000	Master Alternative Loans Trust, Series 2004-10, Class 5A6, 5.75%, 9/25/34	412,403
102,657	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	87,483
308,297	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	262,727

See notes to financial statements.

CAVANAL HILL FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$123,602	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35	$92,972
27,533	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	23,975
79,347	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34	72,949
17,328	Master Asset Securitization Trust, Series 2003-8, Class 3A11, 5.25%, 9/25/33	16,785
122,255	Master Asset Securitization Trust, Series 2003-7, Class 1A1, 5.50%, 9/25/33	121,147
40,752	Master Asset Securitization Trust, Series 2003-7, Class 1A2, 5.50%, 9/25/33	39,975
225,000	Master Asset Securitization Trust, Series 2005-1, Class 2A4, 5.50%, 5/25/35	194,985
74,329	Master Asset Securitization Trust, Series 2004-3, Class 5A1, 6.25%, 1/25/32	72,052
146,977	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 3.16%, 4/25/29(b)	114,723
189,867	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	176,992
52,685	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33	50,166
1,000,000	Prime Mortgage Trust, Series 2005-4, Class 2A3, 5.50%, 10/25/35	400,363
721,715	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32	672,773
100,000	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	45,807
58,113	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	57,546
750,000	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35(c)	540,000
392,075	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	256,708

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$61,934	Residential Funding Mortgage Securities, Inc., Series 2004-S8, Class A7, 5.50%, 9/25/34	$62,377
51,450	Structured Adjustable Rate Mortgage Loan, Series 2006-5, Class 4A1, 5.90%, 6/25/36(b)	35,103
56,326	Structured Asset Securities Corp., Series 2005-6, Class 4A1, 5.00%, 5/25/35	53,862
239,874	Structured Asset Securities Corp., Series 2004-3, Class 3A1, 5.50%, 3/25/19	235,601
23,000	Structured Asset Securities Corp., Series 2002-15, Class A4, 6.00%, 8/25/32	22,366
147,134	Structured Asset Securities Corp., Series 2004-20, Class 5A1, 6.25%, 11/25/34	135,272
83,717	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36	53,239
149,211	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.33%, 8/20/35(b)	80,743
712,000	Washington Mutual Mortgage Pass-Through, Series 2005-3, Class 1CB5, 5.50%, 5/25/35	510,244
61,876	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34	55,824
18,383	Washington Mutual MSC Mortgage, Series 2002-MS9, Class 2A2, 5.25%, 12/25/17	17,987
18,714	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	18,638
45,981	Wells Fargo Mortgage Backed Securities Trust, Series 2004-0, Class A1, 4.87%, 8/25/34(b)	43,964
130,822	Wells Fargo Mortgage Backed Securities Trust, Series 2004-7, Class 2A2, 5.00%, 7/25/19	129,800
225,000	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A48, 6.00%, 6/25/37	97,665

Total Mortgage Backed Securities		15,991,568

See notes to financial statements.

CAVANAL HILL FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Corporate Bonds (19.0%)
Banking (2.2%)
$100,000	Bank of America Corp., 6.50%, 8/1/16	$103,049
381,000	J.P. Morgan Chase & Co., 7.00%, 11/15/09	384,900
100,000	UBS AG Stamford CT YD, 5.88%, 12/20/17	99,084

		587,033

Diversified Manufacturing Operations (2.8%)
750,000	General Electric Co., 5.25%, 12/6/17	765,735

Financial Services (5.8%)
500,000	American General Finance, 6.90%, 12/15/17	308,734
100,000	American International Group, Inc., 4.25%, 5/15/13(d)	74,621
545,000	General Electric Capital Corp., 5.45%, 1/15/13	574,547
500,000	I-Preferred Term Securities, 2.75%, 12/11/32, Continuously Callable @ 100(a)(b)	90,000
1,000,000	Preferred Term Securities IX, 2.40%, 4/3/33, Continuously Callable @ 100(a)(b)	100,000
500,000	Preferred Term Securities XI, 2.21%, 9/24/33, Continuously Callable @ 100(a)(b)	55,000
478,874	Preferred Term Securities XXIII, 6.15%, 12/22/36(a)	355,803
1,075,457	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.92%, 8/5/36(a)(b)	16,132

		1,574,837

Insurance (1.1%)
100,000	Aflac, Inc., 8.50%, 5/15/19	116,181
175,000	MetLife, Inc., 6.75%, 6/1/16	191,432

		307,613

Security Brokers & Dealers (5.1%)
665,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	672,557
700,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17(e)	70

Principal Amount	Security Description	Value
Corporate Bonds, continued:
Security Brokers & Dealers, continued:
$700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	$697,602

		1,370,229

Telecommunications (0.8%)
135,000	Qwest Corp., 6.88%, 9/15/33, Callable 9/15/09 @ 101.37	106,811
126,000	Qwest Corp., 6.88%, 9/15/33, Callable 9/15/09 @ 101.37	99,691

		206,502

Telecommunications—Services & Equipment (1.2%)
250,000	Verizon Communications, 8.75%, 11/1/18	315,654

Total Corporate Bonds		5,127,603

Taxable Municipal Bonds (6.0%)
Georgia (3.9%)
1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/09 @ 100, Insured by: FSA*	1,041,700

Missouri (1.7%)
500,000	Missouri State Housing Development Community Single Family Mortgage Revenue, 5.78%, 3/1/38, Callable 9/1/16 @ 100, Insured by: GNMA/FNMA/FHLMC*	456,080

Wisconsin (0.4%)
115,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/09 @ 100, Enhanced by : LOC*	115,319

Total Taxable Municipal Bonds		1,613,099

U.S. Treasury Obligations (10.6%)
500,000	U.S. Treasury Bond, 5.50%, 8/15/28	588,594
	U.S. Treasury Notes
975,000	0.88%, 3/31/11	977,171
500,000	2.75%, 2/15/19	473,321
750,000	4.63%, 2/15/17	824,825

Total U.S. Treasury Obligations		2,863,911

See notes to financial statements.

CAVANAL HILL FUNDS

Bond Fund

Schedule of Portfolio Investments, Concluded

August 31, 2009

Shares	Security Description	Value
Investments in Affiliates (2.7%)
740,566	Cavanal Hill Cash Management Fund	$740,566

Total Investments in Affiliates		740,566

Total Investments (Cost $34,281,451)(f)—99.3%		26,816,425
Other assets in excess of liabilities—0.7%		182,529

Net Assets—100.0%		$26,998,954

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2009. The date presented reflects the final maturity date.
(c)	Security was fair valued at August 31, 2009, using procedures approved by the Board of Trustees.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(e)	Issuer has defaulted on the payment of interest.
(f)	Represents cost for financial reporting purposes.
(g)	Issuer has deferred on the payment of interest.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance

GNMA—Government National Mortgage Association

GO—General Obligations Bond

LOC—Letter of Credit

YD—Yankee Dollar

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments

August 31, 2009

Shares	Security Description	Value
Common Stocks (50.5%)
Advertising (0.0%)
270	Omnicom Group, Inc.	$9,806

Aerospace/Defense (0.4%)
1,495	General Dynamics Corp.	88,489
2,380	Raytheon Co.	112,289
30	Rockwell Collins, Inc.	1,381

		202,159

Airlines (0.1%)
1,730	Alaska Air Group, Inc.(a)	43,648
1,670	AMR Corp.(a)	9,118

		52,766

Apparel/Footwear (0.2%)
6,960	Foot Locker, Inc.	74,194
900	Urban Outfitters, Inc.(a)	25,587

		99,781

Apparel Manufacturers (0.6%)
1,235	Cintas Corp.	33,888
1,910	Coach, Inc.	54,034
2,105	NIKE, Inc., Class B	116,596
800	Polo Ralph Lauren Corp.	53,104
1,045	VF Corp.	72,690

		330,312

Auto Parts & Equipment (0.0%)
810	Johnson Controls, Inc.	20,064

Automotive Parts (0.2%)
470	Advance Auto Parts, Inc.	19,881
3,290	Ford Motor Co.(a)	25,004
380	Harley-Davidson, Inc.	9,112
1,295	Magna International, Inc., Class A	59,195
1,040	Wabco Holdings, Inc.	19,833

		133,025

Banking (2.0%)
1,805	Associated Banc-Corp.	18,718
16,250	Bank of America Corp.	285,838
1,530	Bank of Hawaii Corp.	60,359
795	BB&T Corp.	22,212
4,805	First Niagara Financial Group, Inc.	62,849
9,475	Hudson City Bancorp, Inc.	124,312
6,240	J.P. Morgan Chase & Co.	271,190
1,210	The Charles Schwab Corp.	21,853
6,710	U.S. Bancorp	151,780
2,630	Washington Federal, Inc.	39,029
255	Wells Fargo & Co.	7,018
7,240	Western Alliance Bancorp(a)	53,069

		1,118,227

Shares	Security Description	Value
Common Stocks, continued:
Banks (0.2%)
6,240	Marshall & Ilsley Corp.	$44,429
1,165	State Street Corp.	61,139
2,635	Valley National Bancorp	30,724

		136,292

Beverages (0.6%)
930	Diageo PLC ADR	57,697
300	Molson Coors Brewing Co., Class B	14,214
3,055	PepsiCo, Inc.	173,127
1,255	The Boston Beer Co., Inc.(a)	49,886
605	The Coca-Cola Co.	29,506

		324,430

Biotechnology (0.2%)
2,075	Life Technologies Corp.(a)	92,400

Broadcasting/Cable (0.4%)
4,915	CBS Corp., Class B	50,870
9,400	Comcast Corp., Class A	144,008

		194,878

Building Materials (0.5%)
3,255	Nucor Corp.	144,977
2,855	The Valspar Corp.	76,457
1,195	Vulcan Materials Co.	59,798

		281,232

Business Equipment & Services (0.8%)
5,695	Accenture Ltd., Class A	187,935
810	FTI Consulting, Inc.(a)	35,267
2,390	Juniper Networks, Inc.(a)	55,137
1,655	Paychex, Inc.	46,820
2,845	Pitney Bowes, Inc.	63,586
3,275	Xerox Corp.	28,329

		417,074

Chemicals (0.7%)
2,000	E.I. du Pont de Nemours & Co.	63,860
2,965	Ecolab, Inc.	125,390
1,480	Praxair, Inc.	113,397
1,510	The Mosaic Co.	73,190

		375,837

Coal (0.1%)
860	Alpha Natural Resources, Inc.(a)	27,787

Commercial Services (0.5%)
1,665	H&R Block, Inc.	28,771
5,745	Jacobs Engineering Group, Inc.(a)	252,665

		281,436

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Shares	Security Description	Value
Common Stocks, continued:
Computer Software & Services (0.8%)
1,925	Computer Sciences Corp.(a)	$94,036
5,280	Microsoft Corp.	130,152
520	Oracle Corp.	11,372
14,255	Yahoo!, Inc.(a)	208,266

		443,826

Computers & Peripherals (2.6%)
2,710	Apple Computer, Inc.(a)	455,849
12,875	Cisco Systems, Inc.(a)	278,100
1,630	Dell, Inc.(a)	25,803
4,935	Hewlett-Packard Co.	221,532
1,265	International Business Machines Corp.	149,333
10,640	NetApp, Inc.(a)	242,060
1,830	Western Digital Corp.(a)	62,733

		1,435,410

Construction (0.8%)
2,655	D.R. Horton, Inc.	35,604
5,045	Fluor Corp.	266,880
3,185	Granite Construction, Inc.	102,238
50	M.D.C. Holdings, Inc.	1,873
850	URS Corp.(a)	36,746

		443,341

Consumer Products (1.1%)
5,065	Avon Products, Inc.	161,421
4,445	JAKKS Pacific, Inc.(a)	59,563
13,500	Mattel, Inc.	242,865
2,905	The Procter & Gamble Co.	157,190

		621,039

Consumer Services (0.0%)
170	priceline.com, Inc.(a)	26,177

Diversified Financial Services (1.0%)
280	CME Group, Inc.	81,491
2,950	The Goldman Sachs Group, Inc.	488,107

		569,598

Diversified Manufacturing Operations (0.7%)
1,080	Carlisle Cos., Inc.	35,629
250	Corning, Inc.	3,770
1,665	Danaher Corp.	101,082
8,945	General Electric Co.	124,336
1,040	Lennox International, Inc.	37,315
3,580	Packaging Corp. of America	72,889

		375,021

Drugs Wholesale (0.4%)
9,190	AmerisourceBergen Corp.	195,839

Shares	Security Description	Value
Common Stocks, continued:
Electric Integrated (0.4%)
1,250	Consolidated Edison, Inc.	$50,237
1,240	Dominion Resources, Inc.	41,019
210	DPL, Inc.	5,202
1,250	DTE Energy Co.	43,475
3,425	Mirant Corp.(a)	57,711
1,715	Northwestern Corp.	41,143

		238,787

Electrical Components & Equipment (0.2%)
3,030	GrafTech International Ltd.(a)	43,117
4,500	Molex, Inc.	81,945

		125,062

Electronic Components/Instruments (0.9%)
150	Agilent Technologies, Inc.(a)	3,852
1,500	Amphenol Corp., Class A	52,440
2,695	Emerson Electric Co.	99,365
1,900	FLIR Systems, Inc.(a)	43,738
1,500	Garmin Ltd.	49,305
1,120	L-3 Communications Holdings, Inc.	83,328
3,495	Thermo Fisher Scientific, Inc.(a)	158,009

		490,037

Energy-Alternative Sources (0.0%)
180	Energizer Holdings, Inc.(a)	11,777

Engineering & Construction (0.1%)
180	Aecom Technology Corp.(a)	4,934
2,235	McDermott International, Inc.(a)	53,103

		58,037

Entertainment (0.3%)
440	Carnival Corp.	12,870
3,105	Cedar Fair LP	34,248
470	DreamWorks Animation SKG, Inc.(a)	15,867
2,480	International Game Technology	51,882
960	International Speedway Corp., Class A	26,698
960	The Walt Disney Co.	24,998

		166,563

Finance-Investment Bank/Brokerage (0.0%)
580	TD Ameritrade Holding Corp.(a)	11,159

Financial Services (2.6%)
1,005	Coinstar, Inc.(a)	33,175
7,235	Discover Financial Services	99,481
7,005	Eaton Vance Corp.	200,133
400	Equifax, Inc.	11,056
1,150	Federated Investors, Inc., Class B	30,187
2,230	Fidelity National Information Services, Inc.	54,769

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Shares	Security Description	Value
Common Stocks, continued:
Financial Services, continued:
3,065	First Cash Financial Services, Inc.(a)	$57,591
270	Franklin Resources, Inc.	25,199
2,610	Interactive Brokers Group, Inc., Class A(a)	49,538
690	IntercontinentalExchange, Inc.(a)	64,722
1,545	Investment Technology Group, Inc.(a)	38,069
6,465	Jackson Hewitt Tax Service, Inc.	36,139
2,920	Morgan Stanley	84,563
130	Morningstar, Inc.(a)	5,759
4,965	Ocwen Financial Corp.(a)	51,388
8,580	Raymond James Financial, Inc.	195,195
1,695	SEI Investments Co.	31,256
5,315	T. Rowe Price Group, Inc.	240,876
870	The NASDAQ OMX Group, Inc.(a)	19,097
1,215	Visa, Inc.	86,386

		1,414,579

Food—Miscellaneous/Diversified (0.7%)
3,100	H.J. Heinz Co.	119,350
4,765	The J.M. Smucker Co.	249,067

		368,417

Food—Wholesale/Distribution (0.1%)
2,630	Spartan Stores, Inc.	34,900

Food Products & Services (1.5%)
6,575	Archer-Daniels-Midland Co.	189,557
1,890	Campbell Soup Co.	59,270
2,570	Flowers Foods, Inc.	61,089
550	General Mills, Inc.	32,852
1,180	Kraft Foods, Inc., Class A	33,453
1,990	Safeway, Inc.	37,909
12,130	Sysco Corp.	309,194
1,925	The Kroger Co.	41,561
2,270	Unilever NV NY Shares	63,401

		828,286

Forest Products & Paper (0.1%)
2,345	Plum Creek Timber Co., Inc.	71,030

Hazardous Waste Disposal (0.0%)
140	Stericycle, Inc.(a)	6,933

Health Care (0.5%)
790	Community Health Systems, Inc.(a)	24,308
250	Express Scripts, Inc.(a)	18,055
4,020	Humana, Inc.(a)	143,514
1,020	Lincare Holdings, Inc.(a)	26,918
2,325	UnitedHealth Group, Inc.	65,100

		277,895

Shares	Security Description	Value
Common Stocks, continued:
Healthcare—Products (0.1%)
1,320	Herbalife Ltd.	$39,970

Healthcare—Services (0.1%)
460	MEDNAX, Inc.(a)	23,952
3,735	NutriSystem, Inc.	53,149

		77,101

Holding Companies (0.1%)
1,535	Impala Platinum Holdings Ltd. ADR	35,735

Home Builders (0.0%)
1,360	Pulte Homes, Inc.	17,381

Hotels (0.1%)
200	MGM MIRAGE(a)	1,694
1,440	Starwood Hotels & Resorts Worldwide, Inc.	42,883

		44,577

Industrial Automatic/Robot (0.0%)
420	Rockwell Automation, Inc.	17,577

Insurance (1.0%)
320	AFLAC, Inc.	12,998
800	Aspen Insurance Holdings Ltd.	20,320
1,040	Assurant, Inc.	31,148
650	Brown & Brown, Inc.	12,916
2,705	Cincinnati Financial Corp.	69,573
4,245	MetLife, Inc.	160,291
2,660	StanCorp Financial Group, Inc.	100,681
230	The Hartford Financial Services Group, Inc.	5,456
1,015	The Travelers Cos., Inc.	51,176
180	Torchmark Corp.	7,670
270	Validus Holdings Ltd.	6,928
2,600	Willis Group Holdings Ltd.	67,054

		546,211

Internet (0.5%)
160	Google, Inc., Class A(a)	73,867
3,450	Sohu.com, Inc.(a)	210,795

		284,662

Investment Companies (0.2%)
450	BlackRock, Inc.	89,806

Leisure Time (0.0%)
115	Royal Caribbean Cruises Ltd.	2,194

Machinery & Equipment (0.7%)
4,485	AGCO Corp.(a)	140,111
3,415	H&E Equipment Services, Inc.(a)	34,218
795	Roper Industries, Inc.	37,667

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Shares	Security Description	Value
Common Stocks, continued:
Machinery & Equipment, continued:
1,895	United Technologies Corp.	$112,487
450	W.W. Grainger, Inc.	39,362
810	Zebra Technologies Corp., Class A(a)	20,242

		384,087

Machinery—Diversified (0.4%)
3,135	Pall Corp.	93,204
2,770	Teleflex, Inc.	125,481

		218,685

Media (0.2%)
1,500	Meredith Corp.	41,520
3,245	News Corp., Class A	34,786
1,625	Viacom, Inc., Class B(a)	40,690

		116,996

Medical—Biotechnology (0.2%)
960	Biogen Idec, Inc.(a)	48,202
2,145	Pharmaceutical Product Development, Inc.	43,136

		91,338

Medical Equipment & Supplies (1.0%)
1,835	Becton, Dickinson & Co.	127,753
11,185	Boston Scientific Corp.(a)	131,424
290	Edwards Lifesciences Corp.(a)	17,945
860	Haemonetics Corp.(a)	45,270
170	Henry Schein, Inc.(a)	9,007
2,765	Hologic, Inc.(a)	45,484
1,540	Johnson & Johnson	93,078
2,325	Stryker Corp.	96,394

		566,355

Medical Products (0.1%)
3,085	Volcano Corp.(a)	44,115

Metals (0.3%)
2,430	Allegheny Technologies, Inc.	73,799
3,540	Cliffs Natural Resources, Inc.	89,597
290	Schnitzer Steel Industries, Inc.	15,663

		179,059

Metals—Processing & Fabrication (0.4%)
1,040	AK Steel Holding Corp.	21,133
715	Freeport-McMoran Copper & Gold, Inc.	45,031
1,470	General Cable Corp.(a)	51,862
910	Shaw Group, Inc.(a)	26,690
1,750	Steel Dynamics, Inc.	28,962
4,240	Titanium Metals Corp.	34,853
745	United States Steel Corp.	32,616

		241,147

Shares	Security Description	Value
Common Stocks, continued:
Mining (0.2%)
2,120	Compass Minerals International, Inc.	$112,742

Oil & Gas (0.0%)
210	ENSCO International, Inc.	7,749
153	Seahawk Drilling, Inc.(a)	3,418

		11,167

Oil & Gas Exploration, Production and Services (3.3%)
1,690	Apache Corp.	143,565
3,820	Baker Hughes, Inc.	131,599
2,375	Chesapeake Energy Corp.	54,245
1,775	Devon Energy Corp.	108,949
130	Diamond Offshore Drilling, Inc.	11,625
2,075	Forest Oil Corp.(a)	32,619
3,205	Halliburton Co.	75,990
1,730	Helmerich & Payne, Inc.	57,886
1,930	Lufkin Industries, Inc.	85,402
2,530	Murphy Oil Corp.	144,210
2,850	National-Oilwell Varco, Inc.(a)	103,597
2,155	Noble Corp.	75,490
7,775	Patterson-UTI Energy, Inc.	103,330
2,300	Pride International, Inc.(a)	59,294
1,680	Questar Corp.	56,717
1,460	Sasol ADR	55,173
1,760	Southwestern Energy Co.(a)	64,874
4,945	Tesoro Corp.	69,626
780	Ultra Petroleum Corp.(a)	36,215
6,590	Valero Energy Corp.	123,497
6,345	Weatherford International Ltd.(a)	126,583
2,570	XTO Energy, Inc.	99,202

		1,819,688

Oil—Integrated Companies (1.9%)
2,340	Chevron Corp.	163,660
3,230	ConocoPhillips	145,447
6,470	Exxon Mobil Corp.	447,400
3,570	Marathon Oil Corp.	110,206
1,340	Occidental Petroleum Corp.	97,954
3,185	Sunoco, Inc.	85,676

		1,050,343

Packaging & Containers (0.0%)
280	Bemis Co., Inc.	7,445

Paper Products (0.2%)
1,445	Kimberly-Clark Corp.	87,365

Personal Services (0.1%)
625	Hillenbrand, Inc.	12,512
1,020	VCA Antech, Inc.(a)	25,245

		37,757

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Shares	Security Description	Value
Common Stocks, continued:
Pharmaceuticals (2.5%)
2,880	Abbott Laboratories	$130,262
330	Amgen, Inc.(a)	19,714
17,515	Bristol-Myers Squibb Co.	387,607
50	Cephalon, Inc.(a)	2,847
1,605	Charles River Laboratories International, Inc.(a)	55,356
3,420	Endo Pharmaceuticals Holdings, Inc.(a)	77,189
2,745	Genzyme Corp.(a)	152,924
430	Gilead Sciences, Inc.(a)	19,376
2,790	Merck & Co., Inc.	90,480
1,505	Mylan, Inc.(a)	22,078
700	NBTY, Inc.(a)	25,942
410	OSI Pharmaceuticals, Inc.(a)	13,702
6,705	Pfizer, Inc.	111,973
2,345	Roche Holding AG ADR	93,425
1,190	Schering-Plough Corp.	33,534
4,310	Sepracor, Inc.(a)	78,227
1,215	Teva Pharmaceutical Industries Ltd.	62,573
80	Wyeth	3,828

		1,381,037

Pipelines (0.7%)
2,620	El Paso Corp.	24,183
940	Kinder Morgan Energy Partners LP	49,688
3,240	Magellan Midstream Holdings LP	70,535
1,685	ONEOK Partners LP	84,351
1,200	Spectra Energy Corp.	22,584
8,995	The Williams Cos., Inc.	147,878

		399,219

Printing & Publishing (0.0%)
780	The McGraw-Hill Cos., Inc.	26,216

Property Management (0.0%)
1,290	Corrections Corp. of America(a)	25,594

Real Estate (0.0%)
740	Forest City Enterprises, Inc.	6,845

Real Estate Investment Trusts (1.0%)
425	Alexandria Real Estate Equities, Inc.	23,677
1,870	American Campus Communities, Inc.	48,639
1,570	Annaly Capital Management, Inc.	27,224
170	BRE Properties, Inc.	4,806
1,220	Camden Property Trust	44,774
5,045	Duke Realty Corp.	58,118
1,675	HCP, Inc.	47,704
545	Hospitality Properties Trust	9,930
970	Host Hotels & Resorts, Inc.	9,671

Shares	Security Description	Value
Common Stocks, continued:
Real Estate Investment Trusts, continued:
860	Liberty Property Trust	$28,182
1,055	Mack-Cali Realty Corp.	33,792
110	Nationwide Health Properties, Inc.	3,507
385	ProLogis	4,281
320	Public Storage	22,576
5,385	Redwood Trust, Inc.	86,321
270	SL Green Realty Corp.	9,528
3,415	Sovran Self Storage, Inc.	100,367
850	Weingarten Realty Investors	16,881

		579,978

Rental—Retail (0.1%)
1,335	Aaron’s, Inc.	34,844

Restaurants (0.7%)
3,460	Darden Restaurants, Inc.	113,938
2,285	McDonald’s Corp.	128,508
1,350	Panera Bread Co., Class A(a)	70,484
1,605	Yum! Brands, Inc.	54,971

		367,901

Retail (3.7%)
3,355	99 Cent Only Stores(a)	45,527
1,860	America’s Car-Mart, Inc.(a)	38,316
1,870	American Eagle Outfitters, Inc.	25,245
290	AutoZone, Inc.(a)	42,703
4,365	Best Buy Co., Inc.	158,362
2,110	Big Lots, Inc.(a)	53,636
2,225	BJ’s Wholesale Club, Inc.(a)	72,535
1,705	Cash America International, Inc.	47,791
220	Costco Wholesale Corp.	11,216
4,515	CVS Corp.	169,403
5,805	Dollar Tree, Inc.(a)	289,902
11,430	Family Dollar Stores, Inc.	346,100
3,750	Fred’s Inc., Class A	49,050
4,495	GameStop Corp., Class A(a)	106,981
3,330	Kohl’s Corp.(a)	171,795
1,080	Lowe’s Cos., Inc.	23,220
2,215	PetSmart, Inc.	46,316
4,640	The Gap, Inc.	91,176
4,740	The TJX Cos., Inc.	170,403
1,290	Wal-Mart Stores, Inc.	65,622
490	Walgreen Co.	16,601

		2,041,900

Savings & Loans (0.1%)
7,165	New York Community Bancorp, Inc.	76,236

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Shares	Security Description	Value
Common Stocks, continued:
Semiconductors (2.8%)
25,720	Advanced Micro Devices, Inc.(a)	$112,139
2,300	Altera Corp.	44,183
220	Analog Devices, Inc.	6,215
3,175	Applied Materials, Inc.	41,847
2,455	FormFactor, Inc.(a)	53,863
1,060	Integrated Device Technology, Inc.(a)	7,240
18,970	Intel Corp.	385,470
1,375	Intersil Corp.	20,350
100	Linear Technology Corp.	2,657
4,790	Maxim Integrated Products, Inc.	89,956
420	MEMC Electronic Materials, Inc.(a)	6,699
9,900	Microchip Technology, Inc.	262,845
22,585	ON Semiconductor Corp.(a)	182,261
8,665	SanDisk Corp.(a)	153,371
160	Silicon Laboratories, Inc.(a)	7,206
3,810	Texas Instruments, Inc.	93,688
2,525	Xilinx, Inc.	56,156

		1,526,146

Software (0.4%)
4,410	CA, Inc.	98,299
4,350	Electronic Arts, Inc.(a)	79,257
1,855	Open Text Corp.(a)	65,240

		242,796

Technology (0.3%)
3,400	Waters Corp.(a)	170,952

Telecommunications (1.3%)
2,925	ADTRAN, Inc.	66,514
300	Amdocs Ltd.(a)	7,296
2,995	AT&T, Inc.	78,020
3,250	CenturyTel, Inc.	104,747
2,175	Leap Wireless International, Inc.(a)	35,866
170	MetroPCS Communications, Inc.(a)	1,353
2,705	NII Holdings, Inc.(a)	64,136
6,970	Nokia Oyj ADR	97,650
8,995	Verizon Communications, Inc.	279,205

		734,787

Telecommunications—Services & Equipment (0.6%)
140	American Tower Corp., Class A(a)	4,431
230	Harris Corp.	7,988
5,115	QUALCOMM, Inc.	237,438
2,285	Telus Corp.	67,568

		317,425

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Tobacco & Tobacco Products (0.7%)
470	Altria Group, Inc.	$8,592
760	Lorillard, Inc.	55,305
5,350	Philip Morris International, Inc.	244,549
1,095	Reynolds American, Inc.	50,052

		358,498

Transportation (0.1%)
825	Alexander & Baldwin, Inc.	23,678
925	Tidewater, Inc.	39,932

		63,610

Transportation & Shipping (0.9%)
1,510	Arkansas Best Corp.	48,169
1,925	FedEx Corp.	132,267
1,830	Frontline Ltd.	40,754
870	J.B. Hunt Transport Services, Inc.	24,386
1,920	Kirby Corp.(a)	71,136
460	Landstar System, Inc.	16,040
3,065	Norfolk Southern Corp.	140,591
480	Overseas Shipholding Group, Inc.	16,978

		490,321

Utilities—Electric (0.3%)
3,325	Ameren Corp.	89,675
1,485	Edison International	49,614
620	Exelon Corp. .	31,012

		170,301

Utilities—Natural Gas (0.6%)
4,775	NiSource, Inc.	63,078
1,210	ONEOK, Inc.	40,995
8,425	UGI Corp.	214,921

		318,994

Waste Disposal (0.3%)
6,185	Republic Services, Inc.	158,398

Total Common Stocks		27,926,720

Asset Backed Securities (0.4%)
$9,615	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(b)	9,615
39,865	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(b)	39,308
28,139	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(b)	24,132

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Asset Backed Securities, continued:
$29,446	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(b)	$29,123
99,030	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 6.12%, 9/25/33(d)	37,893
127,619	Residential Funding Mortgage Securities, Series 2, 5.18%, 4/25/29(d)	105,393

Total Asset Backed Securities		245,464

Mortgage Backed Securities (17.1%)
350,000	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.41%, 9/25/35(c)	147,000
426,551	Banc of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35	361,909
100,000	Banc of America Funding Corp., Series 2003-3, Class 1A4, 5.50%, 10/25/33	80,299
100,000	Banc of America Funding Corp., Series 2006-4, Class A14, 6.00%, 7/25/36(c)	55,000
202,340	Banc of America Mortgage Securities, Series 2004-4, Class 3A1, 5.00%, 5/25/19	185,446
30,000	Banc of America Mortgage Securities, Series 2003-9, Class 1A7, 5.50%, 12/25/33	28,262
50,000	Banc of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34(c)	45,000
65,132	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 3.76%, 9/25/34(d)	22,933
628,828	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 5.48%, 4/25/37(d)	344,123
302,710	Chase Mortgage Finance Corp., Series 2003-S11, Class 3A1, 5.50%, 10/25/33	269,696
175,101	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 5.88%, 7/25/37(d)	153,370
345,000	Chaseflex Trust, Series 2006-2, Class A4, 6.34%, 9/25/36	144,348
331,757	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37	264,325

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$180,764	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 5.13%, 5/25/35(d)	$144,647
22,771	Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A1, 4.25%, 3/25/34	21,464
54,553	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	51,399
62,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A9, 5.00%, 8/25/33	44,219
148,000	Countrywide Alternative Loan Trust, Series 2003-15T2, Class A10, 5.00%, 8/25/33	90,110
74,000	Countrywide Alternative Loan Trust, Series 2005-J8, Class 1A6, 5.50%, 7/25/35	30,982
67,000	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A4, 5.50%, 11/25/35	30,855
383,355	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36(c)	249,181
39,000	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 2A4, 6.00%, 1/25/37	15,259
35,463	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	29,058
113,965	Countrywide Home Loans, Series 2003-56, Class 3A6, 4.49%, 12/25/33	111,999
19,999	Countrywide Home Loans, Series 2002-38, Class A2, 5.00%, 2/25/18	20,187
5,114	Countrywide Home Loans, Series 2003-14, Class A19, 5.00%, 6/25/33	5,103
185,617	Countrywide Home Loans, Series 2005-22, Class 2A1, 5.22%, 11/25/35(d)	120,183
22,217	Countrywide Home Loans, Series 2003-20, Class 1A14, 5.50%, 7/25/33	21,236
110,000	Countrywide Home Loans, Series 2003-44, Class A5, 5.50%, 10/25/33	104,579

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$150,000	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35(c)	$115,500
278,927	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35(c)	239,877
225,533	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	193,589
17,778	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	17,720
38,020	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	37,922
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35	22,095
88,654	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36	54,910
250,000	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36	120,506
87,385	Fannie Mae, Series 2003-19, Class ME, 4.00%, 1/25/33	89,082
260,738	Fannie Mae, 4.50%, 4/1/35, Pool #814522	263,167
10,411	Fannie Mae, 5.00%, 3/1/18, Pool #681351	11,013
22,134	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	22,719
29,769	Fannie Mae, Series 1999-18, Class A, 5.50%, 10/18/27	30,251
272,640	Fannie Mae, 5.50%, 10/1/35, Pool #838584	285,063
29,184	Fannie Mae, 6.00%, 5/1/35, Pool #357778	30,860
37,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	40,015
152,064	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	147,762
150,938	First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A3, 5.84%, 8/25/37(d)	44,060
154,816	Freddie Mac, 3.50%, 5/1/10, Pool #M80824	157,177

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$29,119	Freddie Mac, 4.08%, 6/1/28, Pool #605508(d)	$29,348
151,836	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	154,527
47,942	Freddie Mac, Series 2543, Class BC, 4.75%, 11/15/21	49,565
19,152	Freddie Mac, 5.00%, 5/1/18, Pool #E96372	20,236
14,983	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	15,831
64,597	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	66,935
44,651	Freddie Mac, Series 2382, Class DA, 5.50%, 10/15/30	45,970
35,133	Freddie Mac, Series 2579, Class KJ, 5.50%, 3/15/33	36,212
19,421	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	20,337
21,001	Freddie Mac, Series 2378, Class CB, 6.00%, 11/15/31	22,459
3,920	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	4,167
54,848	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	58,369
219,768	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22	239,547
7,129	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	7,594
69,019	Government National Mortgage Assoc., 6.31%, 9/20/32, Pool #575653	74,109
76,308	Government National Mortgage Assoc., 6.31%, 11/20/32, Pool #575678	81,935
69,173	Government National Mortgage Assoc., 6.31%, 12/20/32, Pool #575723	74,274
117,262	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	125,138
14,336	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	15,775
45,332	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	50,019
39,416	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	39,077
257,990	GSR Mortgage Loan Trust, 5.50%, 3/25/35	226,357
31,969	GSR Mortgage Loan Trust, Series 2006-10F, Class 5A1, 6.00%, 1/25/27	29,635

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2009

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$412,817	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 1/25/36	$325,394
30,836	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	26,278
248,564	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34	211,823
178,355	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	155,058
26,642	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	27,433
112,937	Master Asset Securitization Trust, Series 2003-8, Class 1A1, 5.50%, 9/25/33	111,913
693,308	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(d)	537,975
164,450	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(d)	115,062
235,000	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36	119,004
99,663	Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	82,162
50,000	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	22,904
106,836	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31	99,992
46,134	Residential Asset Securitization Trust, Series 2003-A6, Class A1, 4.50%, 7/25/33	44,164
200,000	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35(c)	144,000
112,021	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	73,345
300,000	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35	219,644
17,714	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	16,245

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$265,618	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5, Class B14, 5.50%, 7/25/35(c)	$236,400
92,765	Wells Fargo Mortgage Backed Securities Trust, Series 2004-7, Class 2A2, 5.00%, 7/25/19	92,040
163,225	Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A8, 6.00%, 9/25/36	142,363

Total Mortgage Backed Securities		9,406,075

Corporate Bonds (8.7%)
Aerospace/Defense (1.0%)
500,000	Boeing Capital Corp., 6.50%, 2/15/12	551,083

Banking (2.5%)
750,000	Bank of America Corp., 6.50%, 8/1/16	772,867
250,000	Citigroup, Inc., 5.50%, 4/11/13	248,837
375,000	Citigroup, Inc., 5.85%, 7/2/13	377,259

		1,398,963

Diversified Financial Services (0.5%)
250,000	Charles Schwab Corp., 4.95%, 6/1/14	262,999

Diversified Manufacturing Operations (0.7%)
375,000	General Electric Co., 5.25%, 12/6/17	382,867

Financial Services (0.8%)
150,000	American General Finance, 6.90%, 12/15/17	92,620
110,000	Household Finance Corp., 6.70%, 9/15/09	110,134
287,324	Preferred Term Securities XXIII, 6.15%, 12/22/36(b)	213,482
194,797	Preferred Term Securities XXVI, 1.08%, 3/22/38, Callable 12/22/10 @ 100(d)	33,115
250,000	Reg Diversified Funding, 1.82%, 1/25/36(b)(d)	3,635
268,864	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.92%, 8/5/36(b)(d)	4,033

		457,019

Insurance (1.0%)
250,000	Aflac, Inc., 8.50%, 5/15/19	290,454
250,000	Jackson National Life Global, 5.38%, 5/8/13(e)	252,246

		542,700

See notes to financial statements.

CAVANAL HILL FUNDS

Balanced Fund

Schedule of Portfolio Investments, Concluded

August 31, 2009

Principal Amount	Security Description	Value
Corporate Bonds, continued:
Real Estate Investment Trusts (0.4%)
$200,000	Arden Realty LP, 5.25%, 3/1/15	$202,335

Retail (0.5%)
250,000	Wal-Mart Stores, Inc., 7.25%, 6/1/13	292,658

Security Brokers & Dealers (0.6%)
340,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	343,864
350,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17(f)	35

		343,899

Telecommunications (0.7%)
250,000	AT&T, Inc., 6.25%, 3/15/11	266,042
100,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	103,218

		369,260

Total Corporate Bonds		4,803,783

Taxable Municipal Bonds (0.5%)
Illinois (0.3%)
150,000	Northern Illinois Municipal Power Agency Power Project Revenue	154,222

Missouri (0.2%)
100,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue	101,188

Total Taxable Municipal Bonds		255,410

U.S. Government Agency Securities (3.7%)
500,000	Fannie Mae, 5.00%, 2/13/17	548,018
250,000	Federal Home Loan Bank, 5.00%, 6/25/24(d)	248,646

Shares or Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
	Freddie Mac
$600,000	2.50%, 1/7/14	$601,016
250,000	4.50%, 11/18/09(d)	252,193
250,000	4.50%, 8/26/19(d)	252,784
125,000	5.00%, 6/15/28	130,920

Total U.S. Government Agency Securities		2,033,577

U.S. Treasury Obligations (7.0%)
	U.S. Treasury Notes
810,000	0.88%, 3/31/11	811,804
810,000	2.75%, 2/15/19	766,779
350,000	3.75%, 11/15/18	359,406
1,000,000	4.50%, 11/15/15	1,097,344
750,000	4.50%, 2/15/16	822,188

Total U.S. Treasury Obligations		3,857,521

Investment Companies (10.5%)
68,120	iShares MSCI EAFE Index Fund	3,588,561
63,315	iShares MSCI Emerging Markets Index	2,235,653

Total Investment Companies		5,824,214

Investments in Affiliates (1.5%)
862,437	Cavanal Hill Cash Management Fund	862,437

Total Investments in Affiliates		862,437

Total Investments (Cost $53,795,626)(g)—99.9%		55,215,201
Other assets in excess of liabilities—0.1%		49,191

Net Assets—100.0%		$55,264,392

(a)	Non-income producing security.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Security was fair valued at August 31, 2009, using procedures approved by the Board of Trustees.
(d)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2009. The date presented reflects the final maturity date.
(e)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(f)	Issuer has defaulted on the payment of interest.
(g)	Represents cost for financial reporting purposes.

ADR—American Depositary Receipt

See notes to financial statements.

CAVANAL HILL FUNDS

U.S. Large Cap Equity Fund

Schedule of Portfolio Investments

August 31, 2009

Shares	Security Description	Value
Common Stocks (95.9%)
Apparel Manufacturers (1.4%)
4,610	NIKE, Inc., Class B	$255,348

Banking (5.6%)
35,905	Bank of America Corp.	631,569
5,450	J.P. Morgan Chase & Co.	236,857
7,555	U.S. Bancorp	170,894

		1,039,320

Beverages (1.8%)
5,945	PepsiCo, Inc.	336,903

Business Equipment & Services (1.2%)
6,765	Accenture Ltd., Class A	223,245

Chemicals (2.3%)
4,405	Ecolab, Inc.	186,287
3,235	Praxair, Inc.	247,866

		434,153

Computer Software & Services (2.5%)
31,580	Yahoo!, Inc.(a)	461,384

Computers & Peripherals (10.7%)
4,155	Apple Computer, Inc.(a)	698,912
19,210	Cisco Systems, Inc.(a)	414,936
8,030	Hewlett-Packard Co.	360,467
1,670	International Business Machines Corp.	197,143
14,845	NetApp, Inc.(a)	337,724

		2,009,182

Construction (0.9%)
3,030	Fluor Corp.	160,287

Consumer Products (2.5%)
6,640	Avon Products, Inc.	211,617
13,845	Mattel, Inc.	249,071

		460,688

Diversified Financial Services (3.9%)
4,375	The Goldman Sachs Group, Inc.	723,887

Diversified Manufacturing Operations (1.2%)
3,615	Danaher Corp.	219,467

Electronic Components/Instruments (3.9%)
5,870	Emerson Electric Co.	216,427
2,360	L-3 Communications Holdings, Inc.	175,584
7,420	Thermo Fisher Scientific, Inc.(a)	335,458

		727,469

Financial Services (4.1%)
7,565	Eaton Vance Corp.	216,132
8,180	T. Rowe Price Group, Inc.	370,718
2,600	Visa, Inc.	184,860

		771,710

Shares	Security Description	Value
Common Stocks, continued:
Food—Miscellaneous/Diversified (1.0%)
4,845	H.J. Heinz Co.	$186,533

Food Products & Services (3.4%)
9,475	Archer-Daniels-Midland Co.	273,164
14,045	Sysco Corp.	358,007

		631,171

Machinery & Equipment (1.3%)
4,135	United Technologies Corp.	245,454

Medical Equipment & Supplies (4.3%)
4,660	Becton, Dickinson & Co.	324,429
23,835	Boston Scientific Corp.(a)	280,062
4,985	Stryker Corp.	206,678

		811,169

Oil & Gas Exploration, Production and Services (10.5%)
3,635	Apache Corp.	308,793
8,320	Baker Hughes, Inc.	286,624
5,165	Chesapeake Energy Corp.	117,968
3,990	Devon Energy Corp.	244,906
6,990	Halliburton Co.	165,733
4,045	National-Oilwell Varco, Inc.(a)	147,036
4,590	Noble Corp.	160,788
9,070	Valero Energy Corp.	169,972
11,640	Weatherford International Ltd.(a)	232,218
3,255	XTO Energy, Inc.	125,643

		1,959,681

Oil—Integrated Companies (1.4%)
3,730	Exxon Mobil Corp.	257,929

Paper Products (0.8%)
2,625	Kimberly-Clark Corp.	158,708

Pharmaceuticals (4.3%)
15,920	Bristol-Myers Squibb Co.	352,310
5,835	Genzyme Corp.(a)	325,068
2,655	Teva Pharmaceutical Industries Ltd.	136,732

		814,110

Pipelines (1.2%)
14,165	The Williams Cos., Inc.	232,873

Restaurants (1.1%)
3,785	McDonald’s Corp.	212,868

Retail (8.8%)
9,650	Best Buy Co., Inc.	350,102
9,320	CVS Corp.	349,686
9,510	Family Dollar Stores, Inc.	287,963
7,460	Kohl’s Corp.(a)	384,862
7,820	The TJX Cos., Inc.	281,129

		1,653,742

See notes to financial statements.

CAVANAL HILL FUNDS

U.S. Large Cap Equity Fund

Schedule of Portfolio Investments, Concluded

August 31, 2009

Shares	Security Description	Value
Common Stocks, continued:
Semiconductors (4.5%)
20,080	Intel Corp.	$408,026
8,915	Microchip Technology, Inc.	236,693
8,110	Texas Instruments, Inc.	199,425

		844,144

Software (0.9%)
9,655	Electronic Arts, Inc.(a)	175,914

Technology (1.2%)
4,380	Waters Corp.(a)	220,226

Telecommunications (1.5%)
8,845	Nokia Oyj ADR	123,918
5,165	Verizon Communications, Inc.	160,322

		284,240

Telecommunications—Services & Equipment (2.1%)
8,400	QUALCOMM, Inc.	389,928

Tobacco & Tobacco Products (2.1%)
8,405	Philip Morris International, Inc.	384,193

Transportation & Shipping (2.2%)
3,960	FedEx Corp.	272,092
2,965	Norfolk Southern Corp.	136,004

		408,096

Waste Disposal (1.3%)
9,200	Republic Services, Inc.	235,612

Total Common Stocks		17,929,634

Investments in Affiliates (6.5%)
1,210,558	Cavanal Hill Cash Management Fund	1,210,558

Total Investments in Affiliates		1,210,558

Total Investments (Cost $18,006,524)(b)—102.4%		19,140,192
Liabilities in excess of other assets—(2.4)%		(446,288)

Net Assets—100.0%		$18,693,904

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes.

ADR—American Depositary Receipt

See notes to financial statements.

CAVANAL HILL FUNDS

Notes to Financial Statements

August 31, 2009

1.	Organization:

The Cavanal Hill Funds, formerly known as the American Performance Funds, (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment company. As of August 31, 2009, the Trust offered shares of the U.S. Treasury Fund, the Cash Management Fund, the Tax-Free Money Market Fund (each individually referred to as a “Money Market Fund,” and collectively the “Money Market Funds”), the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, and the U.S. Large Cap Equity Fund, (with each Fund individually referred to as a “Fund” and collectively “the Funds”). The Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund and the U.S. Large Cap Equity Fund are authorized to issue an unlimited number of shares in two classes of shares for each Fund: No-Load Investor Shares (the “Investor Shares”) and Institutional Shares. The Money Market Funds are authorized to issue an unlimited number of shares in five classes of shares for each Money Market Fund: Administrative Shares, Institutional Shares, Select Shares, Service Shares and Premier Shares. As of August 31, 2009, the Select Shares of the U.S. Treasury Fund and the Cash Management Fund, and the Premier Shares of the Money Market Funds were not yet offered for sale. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (12b-1) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

Effective September 1, 2008, the Funds adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical assets.

•  Level 2 – other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – significant unobservable inputs (which may include the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2009

with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Funds adopted the provisions of FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability has significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. In accordance with FSP 157-4, the Funds have included additional disclosures on fair value measurements below and the adoption did not have a material impact on net assets.

The following is a summary categorization, as of August 31, 2009, of each Fund’s investments based on the level of inputs utilized in determining the value of such investments:

Portfolio	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
U.S. Treasury Fund
Commercial Paper[1]	$—	$19,992,000	$—	$19,992,000
U.S. Treasury Obligations	—	335,815,147	—	335,815,147
Repurchase Agreements	—	576,995,145	—	576,995,145

Total Investments	—	932,802,292	—	932,802,292

Cash Management Fund
Certificates of Deposit	—	200,000,000	—	200,000,000
Commercial Paper[1]	—	229,727,342	—	229,727,342
Corporate Bonds[1]	—	70,406,052	—	70,406,052
U.S. Government Agency Securities	—	246,785,342	—	246,785,342
Repurchase Agreements	—	322,569,252	—	322,569,252

Total Investments	—	1,069,487,988	—	1,069,487,988

Tax-Free Money Market Fund
Municipal Bonds[2]	—	461,214,506	—	461,214,506
Commercial Paper[2]	—	83,995,000	—	83,995,000
Investment Companies	28,027,685	—	—	28,027,685

Total Investments	28,027,685	545,209,506	—	573,237,191

Intermediate Tax-Free Bond Fund
Municipal Bonds[2]	—	31,005,371	—	31,005,371
Investments in Affiliates	1,357,131	—	—	1,357,131

Total Investments	1,357,131	31,005,371	—	32,362,502

Short-Term Income Fund
Asset Backed Securities	—	3,048,792	—	3,048,792
Mortgage Backed Securities	—	34,250,447	—	34,250,447
Corporate Bonds[1]	—	5,255,986	—	5,255,986
U.S. Government Agency Securities	—	601,682	—	601,682
Investments in Affiliates	3,119,754	—	—	3,119,754

Total Investments	3,119,754	43,156,907	—	46,276,661

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2009

Portfolio	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Intermediate Bond Fund
Asset Backed Securities	$—	$937,357	$—	$937,357
Mortgage Backed Securities	—	11,915,024	—	11,915,024
Corporate Bonds[1]	—	4,963,593	—	4,963,593
Taxable Municipal Bonds[2]	—	1,141,977	—	1,141,977
U.S. Government Agency Securities	—	225,631	—	225,631
U.S. Treasury Obligations	—	1,272,323	—	1,272,323
Investments in Affiliates	329,291	—	—	329,291

Total Investments	329,291	20,455,905	—	20,785,196

Bond Fund
Asset Backed Securities	—	479,678	—	479,678
Mortgage Backed Securities	—	15,991,568	—	15,991,568
Corporate Bonds[1]	—	5,127,603	—	5,127,603
Taxable Municipal Bonds[2]	—	1,613,099	—	1,613,099
U.S. Treasury Obligations	—	2,863,911	—	2,863,911
Investments in Affiliates	740,566	—	—	740,566

Total Investments	740,566	26,075,859	—	26,816,425

Balanced Fund
Common Stocks[1]	27,926,720	—	—	27,926,720
Asset Backed Securities	—	245,464	—	245,464
Mortgage Backed Securities	—	9,406,075	—	9,406,075
Corporate Bonds[1]	—	4,803,783	—	4,803,783
Taxable Municipal Bonds[2]	—	255,410	—	255,410
U.S. Government Agency Securities	—	2,033,577	—	2,033,577
U.S. Treasury Obligations	—	3,857,521	—	3,857,521
Investment Companies	5,824,214	—	—	5,824,214
Investments in Affiliates	862,437	—	—	862,437

Total Investments	34,613,371	20,601,830	—	55,215,201

U.S. Large Cap Equity Fund
Common Stocks[1]	17,929,634	—	—	17,929,634
Investments in Affiliates	1,210,558	—	—	1,210,558

Total Investments	$19,140,192	$—	$—	$19,140,192

[1]	Please see the Schedule of Portfolio Investments for industry classification.
[2]	Please see the Schedule of Portfolio Investments for State classification.

Securities Valuation:

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2009

The following is an overview of how securities are valued in the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, and the U.S. Large Cap Equity Fund (“the Variable Net Asset Value Funds”).

Domestic equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price). If there have been no sales for that day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded.

Fixed income securities will be valued using Board approved policies and procedures, including the use of pricing services. Short-term Fixed income securities (maturing in less than sixty-one days) of sufficient credit quality are valued at amortized cost, which approximates current value.

Open-ended mutual fund investments will be valued at the most recently calculated net asset value. Closed end mutual funds are valued at their market values based upon the latest available sale price.

Repurchase agreements will be valued at original cost.

In cases where market prices for portfolio securities are not readily available or in cases when prices provided by pricing services are believed to not reflect current value, a Pricing Committee established and appointed by the Trust’s Board of Trustees determines in good faith, subject to Trust procedures, the fair value of such portfolio securities.

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Purchased on a When-issued Basis:

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund, and no interest accrues to the Fund during the period between purchase and settlement. The Fund designates cash and marketable securities equal in value to commitments for when-issued securities. As of August 31, 2009, the Funds held no when-issued securities.

Restricted and Illiquid Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At August 31, 2009, the Short-Term Income Fund, Intermediate

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2009

Bond Fund, Bond Fund, and Balanced Fund held illiquid restricted securities representing 3.16%, 6.30%, 3.39%, and 0.59% of net assets, respectively. The illiquid restricted securities held as of August 31, 2009, are identified below:

Security	Acquisition Date	Acquisition Cost($)	Principal Amount($)	Fair Value($)
Short-Term Income Fund:
ACLC Business Loan Receivables, Series 1998-2, Class A3	7/15/2003	79,505	86,536	86,536
ACLC Business Loan Receivables, Series 2000-1, Class A3F	7/28/2003	228,503	239,192	235,850
Alesco Preferred Funding Ltd., Series 8A, Class C2	7/24/2007	982,800	1,000,000	45,000
Atherton Franchisee Loan Funding, Series 1999-A, Class A2	9/19/2003	209,355	225,113	193,053
Captec Franchise Trust, Series 2000-1, Class A1	7/16/2003	103,803	104,194	103,050
Preferred Term Securities IX, 2.40%, 4/3/33	3/17/2003	500,000	500,000	50,000
Preferred Term Securities XXIII, 6.15%, 12/22/36	9/22/2006	952,393	957,747	711,606
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3	2/16/2007	2,568,698	2,581,098	38,717

Intermediate Bond Fund:
ACLC Business Loan Receivables, Series 1998-2, Class A3	6/8/2004	17,507	19,230	19,230
ACLC Business Loan Receivables, Series 2000-1, Class A3F	7/28/2003	129,054	135,542	133,649
Alesco Preferred Funding Ltd., Series 15A, Class C1	11/27/2007	532,073	653,948	19,618
Alesco Preferred Funding Ltd., Series 15A, Class C2	8/4/2008	176,336	761,336	22,840
Atherton Franchisee Loan Funding, Series 1999-A, Class A2	9/19/2003	146,548	157,579	135,137
Captec Franchise Trust, Series 2000-1, Class A1	7/16/2003	45,132	45,302	44,804
I-Preferred Term Securities, 2.75%, 12/11/32	4/9/2003	502,835	500,000	90,000
Preferred Term Securities IX, 2.40%, 4/3/33	3/18/2003	500,000	500,000	50,000
Preferred Term Securities XI, 2.21%, 9/24/33	9/12/2003	500,000	500,000	55,000
Preferred Term Securities XXIII, 6.15%, 12/22/36	9/22/2006	952,393	957,747	711,606
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3	2/16/2007	2,144,015	2,150,915	32,264

Bond Fund:
ACLC Business Loan Receivables, Series 1998-2, Class A3	7/15/2003	8,834	9,615	9,615
ACLC Business Loan Receivables, Series 2000-1, Class A3F	7/28/2003	121,869	127,569	125,787
Alesco Preferred Funding Ltd., Series 15A, Class C1	11/27/2007	409,287	503,037	15,091
Alesco Preferred Funding Ltd., Series 15A, Class C2	8/4/2008	176,336	761,336	22,840
Atherton Franchisee Loan Funding, Series 1999-A, Class A2	9/19/2003	104,677	112,556	96,526
Captec Franchise Trust, Series 2000-1, Class A1	7/16/2003	29,336	29,446	29,123
I-Preferred Term Securities, 2.75%, 12/11/32	4/9/2003	502,835	500,000	90,000
Preferred Term Securities IX, 2.40%, 4/3/33	3/18/2003	1,000,000	1,000,000	100,000
Preferred Term Securities XI, 2.21%, 9/24/33	9/12/2003	500,000	500,000	55,000
Preferred Term Securities XXIII, 6.15%, 12/22/36	9/22/2006	476,197	478,874	355,803
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3	2/16/2007	1,072,007	1,075,457	16,132

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2009

Security	Acquisition Date	Acquisition Cost($)	Principal Amount($)	Fair Value($)
Balanced Fund:
ACLC Business Loan Receivables, Series 1998-2, Class A3	7/15/2003	8,834	9,615	9,615
ACLC Business Loan Receivables, Series 2000-1, Class A3F	12/9/2003	39,367	39,865	39,308
Atherton Franchisee Loan Funding, Series 1999-A, Class A2	9/9/2003	26,169	28,139	24,132
Captec Franchise Trust, Series 2000-1, Class A1	7/16/2003	29,336	29,446	29,123
Preferred Term Securities XXIII, 6.15%, 12/22/36	9/22/2006	285,718	287,324	213,482
Reg Diversified Funding, 1.82%, 1/25/36	1/9/2007	252,188	250,000	3,635
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3	2/21/2007	267,164	268,864	4,033

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which Cavanal Hill Investment Management, Inc. (the “Adviser”) deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Dividends to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, and the Bond Fund. Distributions from net investment income are declared and paid quarterly for the Balanced Fund and the U.S. Large Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that are directly related to a specific Fund are charged directly to that Fund. Class specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Recent Accounting Pronouncements:

In September 2009, FASB issued FASB Staff Position FAS 157-g, “Estimating the Fair Value of Investments in Investment Companies That have Calculated Net Asset Value per Share in Accordance with the AICPA Audit and Accounting Guide, Investment Companies”, (“FSP 157-g”). FSP 157-g is effective for annual or interim periods

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2009

ending after December 15, 2009, and applies to financial statements not yet issued. FSP 157-g provides additional guidance for estimating fair value in accordance with SFAS 157, primarily for investment companies with interests in alternative investments, such as hedge funds and private equity funds. As of August 31, 2009, the Funds held no such alternative investments and therefore were not impacted by the adoption of this standard.

In September 2009, FASB issued Statement of Financial Accounting Standards (SFAS) No. 168, “The FASB Accounting Standard CodificationTM and the Hierarchy of Generally Accepted Accounting Principles” (SFAS No. 168). This standard replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”, and will become the authoritative source recognized by the FASB to be applied in the preparation of financial statements in conformity with GAAP. Management does not believe that the adoption of SFAS No. 168 will materially impact the Funds’ financial statements; however, references to former SFAS will be modified in the Funds’ prospective shareholder reports.

3.	Related Party Transactions:

Cavanal Hill Investment Management, Inc., a wholly-owned subsidiary of Bank of Oklahoma, NA (“BOK”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule.

Annual Advisory Fee (as a percentage of net assets)
U.S. Treasury Fund	0.15%
Cash Management Fund	0.15%
Tax-Free Money Market Fund	0.15%
Intermediate Tax-Free Bond Fund	0.55%
Short-Term Income Fund	0.55%
Intermediate Bond Fund	0.55%
Bond Fund	0.55%
Balanced Fund	0.74%
U.S. Large Cap Equity Fund	0.69%

The Adviser serves the Trust as Administrator for which it is entitled to an annual fee of 0.20% of the average daily net assets of each of the Funds (other than Money Market Funds for which the Adviser is entitled to an annual fee of 0.12% of the average daily net assets for each Money Market Fund). Under a Sub-Administration Agreement, prior to July 1, 2009, the Adviser paid Citi Fund Services Ohio, Inc. (“Citi”) a fee of up to 0.03% of each Fund’s (except for the Tax-Free Money Market Fund) average daily net assets to perform certain administrative duties for the Trust. The fees paid to Citi by the Adviser for such services come out of the Adviser’s administration fees and are not an additional charge to the Funds.

BOK serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOK is also entitled to any out of pocket expenses incurred.

Certain officers of the Trust are affiliated with Citi, the Adviser, the Distributor (see below) and/or BOK and are paid no fees directly by the Trust for serving as officers of the Trust. Citi also serves the Trust as transfer agent and fund accountant. Under its Transfer Agency Agreement with the Trust, prior to July 1, 2009, Citi received an annual fee of 0.02% of each Fund’s average daily net assets (excluding the Tax-Free Money Market Fund), an annual fee per account and out of pocket charges. Under its Fund Accounting Agreement with the Trust, prior to July 1, 2009, Citi received an annual fee of 0.03% of each Fund’s average daily net assets (except for the U.S. Treasury Fund, Cash Management Fund and Tax-Free Money Market Fund), plus out of pocket charges, to perform fund accounting duties for the Trust. In regards to the U.S. Treasury Fund and Cash Management Fund, prior to July 1, 2009, Citi received an annual fee of 0.025% of the average daily net assets of each Fund for fund accounting services. Under the Omnibus Fee Agreement with the Tax-Free Money Market Fund, Citi is entitled to receive an annual fee of 0.10% of the Fund’s average daily net assets for providing fund accounting, transfer agency and sub-administration services.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2009

Under a Compliance Services Agreement between the Funds and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $222,507 for the year ended August 31, 2009, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as “Chief compliance officer fees.” Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

Effective July 1, 2009, the Transfer Agency, the Fund Accounting and the Compliance Services Agreements were amended and the fees for services pursuant to such agreements are included in the Fund Accounting Agreement, as amended. For these services the Funds, except for Tax-Free Money Market Fund, pay Citi an annual fee based on the average daily net assets of the Trust as follows:

Asset Breakpoints	Rate
For the first $2 Billion	0.0350%
For the next $2 Billion	0.0275%
Over $4 Billion	0.0200%

Also, effective July 1, 2009, the Sub-Administration Agreement was amended, including whereby the Adviser pays Citi, for each Fund except for the Tax-Free Money Market Fund, an annual fee based on the average daily net assets of the Trust as follows:

Asset Breakpoints	Rate
For the first $2 Billion	0.0250%
For the next $2 Billion	0.0125%
Over $4 Billion	0.0100%

Pursuant to the terms of the Omnibus Agreement the Tax-Free Money Market Fund pays Citi an annual fee of 0.10% on the average daily net assets of that fund for services rendered under the Transfer Agency, Fund Accounting, Compliance Services and Sub-Administration Agreements, as amended (“Amended Service Agreements”), until the Deferred Credit (as discussed below) is amortized completely. After such time, fees paid to Citi for services provided to the Tax-Free Money Market Fund pursuant to the Amended Service Agreements will follow the fee schedules set forth above.

On October 9, 2009, Citi made a payment to the Tax-Free Money Market Fund in the amount of $570,844 related to excess distributions of net investment income resulting from an over accrual of investment income by Citi during a portion of the current fiscal year. This amount is included as a receivable from the Sub-Administrator on the Statement of Assets and Liabilities as of August 31, 2009. The payment consists of a capital contribution of $175,000, as shown on the Statement of Changes in Net Assets and a deferred credit of $395,844 as shown on the Statement of Assets and Liabilities. The deferred credit will be amortized over each month at a rate equal to the difference between the fee paid to Citi (0.10% of average daily net assets) and the fees Citi would have been paid under the Amended Services Agreements if the fee schedules set forth above were implemented for the Tax-Free Money Market Fund on September 1, 2009.

BOSC, Inc. (“BOSC” or the “Distributor”), an affiliate of the Adviser and BOK, is the Distributor of the Funds pursuant to a Distribution Agreement between the Trust and BOSC. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BOSC, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, and Service Shares, and may be used by BOSC to pay banks, including BOK, broker dealers and other institutions. For the year ended August 31, 2009, BOSC, as Distributor, received $1,738,648 and BOK received $1,693,272 from the Distributor.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2009

The Funds have entered into shareholder servicing agreements with various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and provide periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, each service organization received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Fund’s shares held by each service organization’s customers. For the year ended August 31, 2009, BOSC and BOK received a net shareholder servicing fee of $3,830 and $3,003,824, respectively.

From time to time, fees may be reduced or reimbursed in order to assist one or more of the Funds in maintaining more competitive expense ratios. Certain fee reductions by the Funds’ service providers are contractual as disclosed in the Funds’ prospectus. The Funds’ prospectus also discloses certain fee reductions that are voluntary in nature, but that are expected to continue through the end of the year. Other voluntary fee reductions and waivers may occur on an ad hoc basis. All voluntary fee waivers are not subject to recoupment in subsequent fiscal periods and may be stopped at any time.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2009, were as follows:

	Purchases	Sales
Intermediate Tax-Free Bond Fund	$17,185,014	$1,787,866
Short-Term Income Fund	6,498,917	147,229,496
Intermediate Bond Fund	7,264,880	56,800,010
Bond Fund	7,654,102	31,862,782
Balanced Fund	43,809,674	43,373,483
U.S. Large Cap Equity Fund	13,629,235	5,387,378

Purchases and sales of long-term U.S. government securities for the year ended August 31, 2009, were as follows:

Fund	Purchases	Sales
Short-Term Income Fund	$598,950	$879,433
Intermediate Bond Fund	3,589,378	4,703,575
Bond Fund	3,871,489	5,856,811
Balanced Fund	3,958,554	4,670,350

5.	Concentrations of Credit Risk and Other Risk Considerations:

The Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund invest primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry sector.

The Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund had the following concentration by industry sector as of August 31, 2009, (as a percentage of value):

	Tax-Free Money Market Fund	Intermediate Tax-Free Bond Fund
Development	15.58%	2.32%
Education	11.68%	10.26%
Facilities	14.25%	2.89%
General Obligation	11.47%	60.41%
Higher Education	—	3.63%
Housing	0.80%	—
Investment Companies	4.89%	4.19%
Medical	7.92%	4.31%

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2009

	Tax-Free Money Market Fund	Intermediate Tax-Free Bond Fund
Pollution	5.62%	3.70%
Taxation	2.53%	4.30%
Transportation	12.51%	0.22%
Utilities	—	1.69%
Water	12.75%	2.08%

	100.00%	100.00%

The Short-Term Income Fund, Intermediate Bond Fund, Bond Fund and Balanced Fund are each invested in mortgage related fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed income securities generally declines.

As of August, 31, 2009, the percentage of net assets invested in mortgage-backed securities are:

Short-Term Income Fund	74.0%
Intermediate Bond Fund	57.1%
Bond Fund	59.2%
Balanced Fund	17.1%

The Funds may be subject to credit default risk. Credit default risk is the possibility that an issuer cannot make timely interest and principal payments on its securities. Direct obligations of the U.S Treasury generally present minimal credit risks.

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, as defined in applicable sections of such Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last four tax year ends and any interim tax period since then, as applicable). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and therefore there is no impact to the Funds’ financial statements.

At August 31, 2009, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) is as follows:

	Tax Cost of Securities	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Intermediate Tax-Free Bond	$31,140,076	$1,232,533	$(10,107)	$1,222,426
Short-Term Income	60,783,260	477,683	(14,984,282)	(14,506,599)
Intermediate Bond Fund	30,108,387	489,308	(9,812,499)	(9,323,191)
Bond Fund	34,201,610	800,039	(8,185,224)	(7,385,185)
Balanced Fund	54,787,054	4,550,509	(4,122,362)	428,147
U.S. Large Cap Equity	18,126,976	1,896,449	(883,233)	1,013,216

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2009

The tax characteristics of distributions paid to shareholders during the fiscal years ended August 31, 2009 and 2008 were as follows:

	Distributions paid from:
2009	Net Investment Income	Net Long Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$3,373,485	$—	$3,373,485	$—	$3,373,485
Cash Management Fund	9,209,780	—	9,209,780	—	9,209,780
Tax-Free Money Market Fund	—	—	—	8,316,204	8,316,204
Intermediate Tax-Free Bond	636	13,384	14,020	816,989	831,009
Short-Term Income Fund	3,993,575	—	3,993,575	—	3,993,575
Intermediate Bond Fund	2,347,502	477,598	2,825,100	—	2,825,100
Bond Fund	2,093,634	170,992	2,264,626	—	2,264,626
Balanced Fund	1,257,601	—	1,257,601	—	1,257,601
U.S. Large Cap Equity Fund	109,729	—	109,729	—	109,729

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

	Distributions paid from:
2008	Net Investment Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$41,318,700	$—	$41,318,700	$—	$41,318,700
Cash Management Fund	53,799,919	—	53,799,919	—	53,799,919
Tax-Free Money Market Fund	—	879	879	13,236,822	13,237,701
Intermediate Tax-Free Bond Fund	—	110	110	606,463	606,573
Short-Term Income Fund	12,796,144	—	12,796,144	—	12,796,144
Intermediate Bond Fund	4,860,837	—	4,860,837	—	4,860,837
Bond Fund	3,434,025	—	3,434,025	—	3,434,025
Balanced Fund	4,565,453	2,454,052	7,019,505	—	7,019,505
U.S. Large Cap Equity Fund	54,597	—	54,597	—	54,597

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of August 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses**	Unrealized Appreciation/ (Depreciation)***	Total Accumulated Earnings/ (Deficit)
U.S. Treasury Fund	$307,985	$—	$307,985	$(9,007)	$—	$—	$298,978
Cash Management Fund	265,103	—	265,103	(158,636)	(119,925)	—	(13,458)
Tax-Free Money Market Fund	122,777	1,377	124,154	(105,674)	—	—	18,480
Intermediate Tax-Free Bond	69,811	13,062	82,873	(97,504)	—	1,222,426	1,207,795
Short-Term Income Fund	213,147	—	213,147	(156,759)	(18,870,955)	(14,506,599)	(33,321,166)

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2009

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses**	Unrealized Appreciation/ (Depreciation)***	Total Accumulated Earnings/ (Deficit)
Intermediate Bond Fund	$93,363	$—	$93,363	$(50,248)	$(5,840,762)	$(9,323,191)	$(15,120,838)
Bond Fund	93,326	—	93,326	(63,745)	(728,506)	(7,385,185)	(8,084,110)
Balanced Fund	559,327	—	559,327	—	(7,519,457)	428,147	(6,531,983)
U.S. Large Cap Equity Fund	17,643	—	17,643	—	(16,976,441)	1,013,216	(15,945,582)

*	Distributions payable may differ from the Statement of Assets and Liabilities because distributions are recognized when actually paid for tax purposes.
**	See below for post-October losses and capital loss carryforwards.
***	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

Under current tax laws, net capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. As of August 31, 2009, the Funds deferred post October capital losses were as follows:

Fund	Post-October Capital Losses
Cash Management Fund	$209
Short-Term Income Fund	3,972,662
Intermediate Bond Fund	3,407,760
Balanced Fund	5,422,964
U.S. Large Cap Equity Fund	974,981

At August 31, 2009, the following Funds had net capital loss carryforwards to offset net capital gains, if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires
Cash Management Fund	$3,863	2013
Cash Management Fund	19,115	2015
Cash Management Fund	96,738	2017
Short-Term Income Fund	434,657	2012
Short-Term Income Fund	1,765,022	2013
Short-Term Income Fund	1,068,319	2014
Short-Term Income Fund	37,616	2015
Short-Term Income Fund	115,480	2016
Short-Term Income Fund	11,477,199	2017
Intermediate Bond Fund	2,433,002	2017
Bond Fund	728,506	2017
Balanced Fund	2,096,493	2017
U.S. Large Cap Equity Fund	15,720,076	2011
U.S. Large Cap Equity Fund	281,384	2017

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

CAVANAL HILL FUNDS

Notes to Financial Statements, Concluded

August 31, 2009

7.	Legal and Regulatory Matters:

By letter dated May 28, 2009, the SEC notified Cavanal Hill Investment Management, Inc. (formerly AXIA Investment Management, Inc., the “Adviser”) and its parent, BOK, that it has completed its investigation of the Adviser and BOK and does not intend to recommend any enforcement action as a result of marketing arrangements that AXIA had with BISYS Fund Services, Inc. (Effective August 1, 2007, BISYS Fund Services Ohio, Inc., an affiliate of BISYS Fund Services, Inc., was re-named Citi Fund Services Ohio, Inc. in connection with the acquisition of The BISYS Group, Inc., the parent company of BISYS, by Citibank N.A. Citi Fund Services Ohio, Inc. provides various services to the Trust.) during the period between 1999 and 2004.

As previously described in the Funds’ Prospectus and Statements of Additional Information under the heading “Legal and Regulatory Matters,” on September 26, 2006, BISYS Fund Services, Inc. reached a settlement with the SEC related to BISYS Fund Services, Inc.’s past marketing arrangements with advisers to certain of its mutual fund clients. Under the terms of the settlement, BISYS Fund Services, Inc. consented to the entry of an Order by the SEC (the “SEC/BISYS Order”). In the SEC/BISYS Order, the SEC determined that BISYS Fund Services, Inc. had “willfully aided and abetted and caused” (1) the investment advisers to 27 different families of mutual funds to violate provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) that prohibit fraudulent conduct; (2) the investment advisers to the 27 fund families to violate provisions of the 1940 Act that prohibit the making of any untrue statement of a material fact in a registration statement filed by a mutual fund with the SEC; and (3) the 27 fund families to violate provisions of the 1940 Act that require the disclosure and inclusion of all distribution arrangements and expenses in the fund’s 12b-1 fee plan. The Funds were one of the 27 fund families and the Adviser was one of the 27 advisers to which the SEC referred. Neither the Funds nor the Adviser were parties to the SEC/BISYS Order, nor are the Funds or the Adviser bound by the order or its findings.

In October 2006, the Adviser informed the Funds that the SEC Examination staff was initiating a special examination of the Adviser, focusing on the subjects of the SEC/BISYS Order. Also in October 2006, the Board of Trustees of the Trust formed a special review committee of independent trustees to investigate these matters. In August 2007, the Board of Trustees and the Adviser agreed to a full settlement (the “Settlement”) of the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. Pursuant to the Settlement in August 2007, the Adviser paid the Funds $2,232,000 and the Funds regard the matter as fully resolved.

In April 2008, the Adviser and BOK received a notice from the regional office of the SEC in Los Angeles indicating that the staff was considering recommending that the SEC bring a civil injunctive action against the Adviser and BOK for possible violations of the federal securities laws in connection with the subjects of the SEC/BISYS Order. The Adviser, BOK and the Funds cooperated fully with the SEC in connection with these matters, while denying the SEC position in the SEC/BISYS Order as it relates to the Adviser and BOK.

8.	Subsequent Event:

The Trust has evaluated subsequent events through October 27, 2009, which is the date these financial statements were issued and there are no subsequent events to report.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting from Operations		Less Dividends From:

	Net Asset Value, Beginning of Period	Net Investment Income	Total from Investment Activities	Dividends from Net Investment Income	Total Dividends and Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2009	$1.000	$0.001	$0.001	$(0.001)	$(0.001)
Year Ended August 31, 2008	1.000	0.022	0.022	(0.022)	(0.022)
Year Ended August 31, 2007	1.000	0.045	0.045	(0.045)	(0.045)
Year Ended August 31, 2006	1.000	0.038	0.038	(0.038)	(0.038)
Year Ended August 31, 2005	1.000	0.018	0.018	(0.018)	(0.018)

Service Shares
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	(0.001)
Year Ended August 31, 2008	1.000	0.025	0.025	(0.025)	(0.025)
Period Ended August 31, 2007(e)	1.000	0.031	0.031	(0.031)	(0.031)

Institutional Shares
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	(0.001)
Year Ended August 31, 2008	1.000	0.027	0.027	(0.027)	(0.027)
Period Ended August 31, 2007(e)	1.000	0.033	0.033	(0.033)	(0.033)

Cash Management Fund
Administrative Shares
Year Ended August 31, 2009	1.000	0.004	0.004	(0.004)	(0.004)
Year Ended August 31, 2008	1.000	0.030	0.030	(0.030)	(0.030)
Year Ended August 31, 2007	1.000	0.047	0.047	(0.047)	(0.047)
Year Ended August 31, 2006	1.000	0.040	0.040	(0.040)	(0.040)
Year Ended August 31, 2005	1.000	0.019	0.019	(0.019)	(0.019)

Service Shares
Year Ended August 31, 2009	1.000	0.006	0.006	(0.006)	(0.006)
Year Ended August 31, 2008	1.000	0.032	0.032	(0.032)	(0.032)
Period Ended August 31, 2007(e)	1.000	0.033	0.033	(0.033)	(0.033)

Institutional Shares
Year Ended August 31, 2009	1.000	0.007	0.007	(0.007)	(0.007)
Year Ended August 31, 2008	1.000	0.033	0.033	(0.033)	(0.033)
Period Ended August 31, 2007(e)	1.000	0.034	0.034	(0.034)	(0.034)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	During the period, the Board of Trustees and the Adviser agreed to a full settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.75%, 0.51% and 0.37% for Administrative, Service and Institutional Shares of U.S. Treasury Fund; and 0.63%, 0.64% and 0.33% for Administrative, Service and Institutional Shares of Cash Management Fund, respectively.
(e)	For the period January 2, 2007 (commencement of operations) through August 31, 2007.

See notes to financial statements.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(c)

$1.000	0.07%	$504,418	0.29%		0.08%	0.88%
1.000	2.25%	815,800	0.71%		2.30%	0.88%
1.000	4.58%	1,055,890	0.68%	(d)	4.50%	0.94%
1.000	3.83%	883,502	0.72%		3.77%	0.97%
1.000	1.77%	693,510	0.72%		1.77%	0.97%

1.000	0.10%	107,700	0.26%		0.12%	0.89%
1.000	2.55%	223,977	0.41%		2.12%	0.88%
1.000	3.14%	39,064	0.42%	(d)	4.70%	0.98%

1.000	0.12%	320,914	0.24%		0.14%	0.63%
1.000	2.70%	538,527	0.27%		2.62%	0.63%
1.000	3.29%	465,737	0.27%	(d)	4.85%	0.68%

1.000	0.39%	649,605	0.62%		0.38%	0.92%
1.000	3.06%	805,345	0.58%		3.05%	0.89%
1.000	4.84%	756,515	0.57%	(d)	4.74%	0.96%
1.000	4.03%	769,549	0.57%		3.91%	0.97%
1.000	1.94%	823,358	0.57%		1.95%	0.97%

1.000	0.56%	3,276	0.46%		0.77%	0.93%
1.000	3.23%	9,486	0.42%		3.03%	0.89%
1.000	3.31%	7,593	0.49%	(d)	4.81%	1.11%

1.000	0.69%	416,940	0.32%		0.74%	0.67%
1.000	3.38%	674,905	0.27%		3.21%	0.64%
1.000	3.40%	458,168	0.27%	(d)	5.02%	0.68%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting from Operations		Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Investment Activities	Dividends from Net Investment Income	Total Dividends and Distributions
Tax-Free Money Market Fund
Administrative Shares
Year Ended August 31, 2009	$1.000	$0.007	$0.007	$(0.007)	$(0.007)
Year Ended August 31, 2008	1.000	0.020	0.020	(0.020)	(0.020)
Period Ended August 31, 2007(d)	1.000	0.019	0.019	(0.019)	(0.019)

Service Shares
Year Ended August 31, 2009	1.000	0.009	0.009	(0.009)	(0.009)
Year Ended August 31, 2008	1.000	0.024	0.024	(0.024)	(0.024)
Period Ended August 31, 2007(d)	1.000	0.022	0.022	(0.022)	(0.022)

Institutional Shares
Year Ended August 31, 2009	1.000	0.010	0.010	(0.010)	(0.010)
Year Ended August 31, 2008	1.000	0.024	0.024	(0.024)	(0.024)
Period Ended August 31, 2007(d)	1.000	0.022	0.022	(0.022)	(0.022)

Select Shares
Year Ended August 31, 2009	1.000	0.011	0.011	(0.011)	(0.011)
Year Ended August 31, 2008	1.000	0.025	0.025	(0.025)	(0.025)
Year Ended August 31, 2007	1.000	0.035	0.035	(0.035)	(0.035)
Year Ended August 31, 2006	1.000	0.030	0.030	(0.030)	(0.030)
Period Ended August 31, 2005(f)	1.000	0.009	0.009	(0.009)	(0.009)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	For the period January 2, 2007 (commencement of operations) through August 31, 2007.
(e)	During the period, the Board of Trustees and the Adviser agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.72%, 0.39%, 0.27% and 0.26% for Administrative, Service, Institutional and Select Shares of Tax-Free Money Market Fund, respectively.
(f)	For the period April 11, 2005 (commencement of operations) through August 31, 2005.

See notes to financial statements.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(c)

$1.000	0.67%	$71,197	0.64%		0.26%	0.93%
1.000	2.04%	6,659	0.68%		1.99%	0.93%
1.000	1.92%	4,655	0.26%	(e)	3.39%	1.20%

1.000	0.91%	1	0.47%		0.80%	0.76%
1.000	2.40%	1	0.18%		2.37%	1.13%
1.000	2.18%	1	0.38%	(e)	3.34%	0.91%

1.000	1.04%	37,267	0.28%		0.92%	0.70%
1.000	2.47%	36,548	0.26%		2.25%	0.68%
1.000	2.28%	12,423	0.18%	(e)	3.53%	0.72%

1.000	1.12%	471,079	0.20%		1.08%	0.70%
1.000	2.56%	540,457	0.18%		2.44%	0.68%
1.000	3.52%	333,902	0.18%	(e)	3.46%	0.68%
1.000	3.06%	280,659	0.18%		3.02%	0.53%
1.000	0.93%	260,835	0.18%		2.38%	0.59%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting from Operations				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Intermediate Tax-Free Bond Fund
Investor Shares
Year Ended August 31, 2009	$10.66	$0.33	(f)	$0.31	$0.64	$(0.33)	$(0.01)	$(0.34)
Year Ended August 31, 2008	10.48	0.40		0.13	0.53	(0.35)	—^	(0.35)
Year Ended August 31, 2007	10.59	0.35		(0.07)	0.28	(0.38)	(0.01)	(0.39)
Year Ended August 31, 2006	10.85	0.34	(f)	(0.15)	0.19	(0.31)	(0.14)	(0.45)
Year Ended August 31, 2005	10.99	0.35		(0.12)	0.23	(0.34)	(0.03)	(0.37)

Institutional Shares
Year Ended August 31, 2009	10.67	0.36	(f)	0.31	0.67	(0.36)	(0.01)	(0.37)
Year Ended August 31, 2008	10.48	0.42		0.15	0.57	(0.38)	—^	(0.38)
Year Ended August 31, 2007	10.59	0.38		(0.07)	0.31	(0.41)	(0.01)	(0.42)
Period Ended August 31, 2006(i)	10.61	0.24		(0.04)	0.20	(0.22)	—	(0.22)

Short-Term Income Fund
Investor Shares
Year Ended August 31, 2009	9.36	0.50	(f)	(0.78)	(0.28)	(0.45)	(0.02)	(0.47)
Year Ended August 31, 2008	10.15	0.50	(f)	(0.78)	(0.28)	(0.48)	(0.03)	(0.51)
Year Ended August 31, 2007	10.16	0.48		0.02	0.50	(0.45)	(0.06)	(0.51)
Year Ended August 31, 2006	10.17	0.38	(f)	(0.03)	0.35	(0.36)	—	(0.36)
Year Ended August 31, 2005	10.27	0.33		(0.07)	0.26	(0.36)	—	(0.36)

Institutional Shares
Year Ended August 31, 2009	9.36	0.52	(f)	(0.78)	(0.26)	(0.47)	(0.02)	(0.49)
Year Ended August 31, 2008	10.14	0.52	(f)	(0.77)	(0.25)	(0.50)	(0.03)	(0.53)
Year Ended August 31, 2007	10.15	0.52		0.01	0.53	(0.48)	(0.06)	(0.54)
Period Ended August 31, 2006(i)	10.13	0.27		0.01	0.28	(0.26)	—	(0.26)

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Calculated using average shares.
(g)	During the period, the Sub-Administrator made a voluntary reimbursement to the Intermediate Tax-Free Bond Fund. Absent this reimbursement, the total return, net expense ratio and net investment income ratio for the year ending August 31, 2008 would have been approximately 4.79%, 0.84% and 3.43% for Investor Shares and 5.15%, 0.59% and 3.54% for Institutional Shares, respectively.
(h)	During the period, the Board of Trustees and the Adviser agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.85% and 0.60% for the Investor and Institutional Shares of Intermediate Tax-Free Bond Fund; and 0.75% and 0.49% for Investor and Institutional Shares of Short-Term Income Fund, respectively.
(i)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
^	Amount rounds to less than $0.005 per share.

See notes to financial statements.

				Ratios/Supplemental Data:(c)
Net Asset Value, End of Period	Total Return(a)(b)		Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(d)	Portfolio Turnover(e)

$10.96	6.16%		$2,847	0.83%		3.08%		1.53%	7%
10.66	5.18%	(g)	3,061	0.43%	(g)	3.84%	(g)	1.54%	7%
10.48	2.64%		3,337	0.79%	(h)	3.23%		1.46%	15%
10.59	1.80%		3,793	0.83%		3.19%		1.28%	4%
10.85	2.11%		29,630	0.81%		3.22%		1.26%	7%

10.97	6.42%		29,956	0.58%		3.32%		1.28%	7%
10.67	5.54%	(g)	13,178	0.18%	(g)	3.95%	(g)	1.29%	7%
10.48	2.93%		17,078	0.54%	(h)	3.59%		1.22%	15%
10.59	1.93%		16,412	0.57%		3.49%		1.02%	4%

8.61	(2.71)%		15,880	0.86%		5.94%		1.61%	10%
9.36	(2.96)%		54,053	0.73%		4.92%		1.48%	48%
10.15	4.92%		94,561	0.69%	(h)	4.58%		1.41%	51%
10.16	3.55%		108,304	0.62%		3.80%		1.18%	52%
10.17	2.56%		275,968	0.54%		3.25%		1.17%	77%

8.61	(2.44)%		30,468	0.60%		6.16%		1.35%	10%
9.36	(2.61)%		145,184	0.48%		5.24%		1.23%	48%
10.14	5.32%		121,232	0.43%	(h)	4.84%		1.16%	51%
10.15	2.83%		155,734	0.44%		4.13%		0.94%	52%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting from Operations				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Intermediate Bond Fund
Investor Shares
Year Ended August 31, 2009	$9.49	$0.51	(g)	$(0.94)	$(0.43)	$(0.47)	$(0.14)	$(0.61)
Year Ended August 31, 2008	10.26	0.50		(0.80)	(0.30)	(0.47)	—^	(0.47)
Year Ended August 31, 2007	10.23	0.46		0.05	0.51	(0.45)	(0.03)	(0.48)
Year Ended August 31, 2006	10.32	0.40	(g)	(0.08)	0.32	(0.41)	—	(0.41)
Year Ended August 31, 2005	10.41	0.36		(0.06)	0.30	(0.39)	—	(0.39)

Institutional Shares
Year Ended August 31, 2009	9.50	0.54	(g)	(0.94)	(0.40)	(0.50)	(0.14)	(0.64)
Year Ended August 31, 2008	10.26	0.54		(0.80)	(0.26)	(0.50)	—^	(0.50)
Year Ended August 31, 2007	10.24	0.49		0.04	0.53	(0.48)	(0.03)	(0.51)
Period Ended August 31, 2006(h)	10.25	0.30		(0.01)	0.29	(0.30)	—	(0.30)

Bond Fund
Investor Shares
Year Ended August 31, 2009	8.63	0.46	(g)	(0.40)	0.06	(0.46)	(0.05)	(0.51)
Year Ended August 31, 2008	9.29	0.47		(0.68)	(0.21)	(0.45)	—	(0.45)
Year Ended August 31, 2007	9.32	0.45		(0.01)	0.44	(0.44)	(0.03)	(0.47)
Year Ended August 31, 2006	9.52	0.42		(0.19)	0.23	(0.42)	(0.01)	(0.43)
Year Ended August 31, 2005	9.57	0.39		(0.01)	0.38	(0.41)	(0.02)	(0.43)

Institutional Shares
Year Ended August 31, 2009	8.63	0.48	(g)	(0.40)	0.08	(0.48)	(0.05)	(0.53)
Year Ended August 31, 2008	9.28	0.49		(0.67)	(0.18)	(0.47)	—	(0.47)
Year Ended August 31, 2007	9.32	0.46		(0.01)	0.45	(0.46)	(0.03)	(0.49)
Period Ended August 31, 2006(h)	9.39	0.30		(0.07)	0.23	(0.30)	—	(0.30)

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	During the period, the Board of Trustees and the Adviser agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.79% and 0.54% for Investor and Institutional Shares of Intermediate Bond Fund; and 0.83% and 0.59% for Investor and Institutional Shares of Bond Fund, respectively.
(g)	Calculated using average shares.
(h)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
^	Amount rounds to less than $0.005 per share.

See notes to financial statements.

			Ratios/Supplemental Data:(c)

Net Asset Value, End of Period	Total Return(a)(b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(d)	Portfolio Turnover(e)

$8.45	(4.15)%	$10,188	0.89%		6.14%	1.59%	21%
9.49	(3.05)%	30,688	0.79%		4.91%	1.48%	36%
10.26	5.02%	29,869	0.73%	(f)	4.57%	1.41%	31%
10.23	3.17%	27,590	0.87%		3.87%	1.16%	29%
10.32	2.96%	91,467	0.97%		3.49%	1.17%	44%

8.46	(3.89)%	10,675	0.62%		6.36%	1.32%	21%
9.50	(2.70)%	46,853	0.53%		5.17%	1.23%	36%
10.26	5.33%	69,584	0.48%	(f)	4.82%	1.15%	31%
10.24	2.87%	69,711	0.48%		4.37%	0.93%	29%

8.18	1.17%	10,182	0.91%		5.84%	1.61%	24%
8.63	(2.47)%	20,684	0.79%		4.99%	1.48%	26%
9.29	4.84%	23,460	0.77%	(f)	4.80%	1.44%	26%
9.32	2.51%	23,876	0.86%		4.42%	1.18%	30%
9.52	3.98%	51,373	0.98%		4.09%	1.18%	67%

8.18	1.44%	16,817	0.65%		6.12%	1.35%	24%
8.63	(2.11)%	35,232	0.53%		5.29%	1.23%	26%
9.28	5.03%	42,574	0.51%	(f)	5.06%	1.21%	26%
9.32	2.51%	30,087	0.49%		4.89%	0.94%	30%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting from Operations				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Balanced Fund
Investor Shares
Year Ended August 31, 2009	$11.50	$0.26	(f)	$(1.24)	$(0.98)	$(0.22)	$—	$(0.22)
Year Ended August 31, 2008	13.49	0.35		(1.13)	(0.78)	(0.32)	(0.89)	(1.21)
Year Ended August 31, 2007	13.81	0.29		1.09	1.38	(0.28)	(1.42)	(1.70)
Year Ended August 31, 2006	13.51	0.28	(f)	0.77	1.05	(0.26)	(0.49)	(0.75)
Year Ended August 31, 2005	12.34	0.25		1.18	1.43	(0.26)	—	(0.26)

Institutional Shares
Year Ended August 31, 2009	11.51	0.28	(f)	(1.24)	(0.96)	(0.23)	—	(0.23)
Year Ended August 31, 2008	13.49	0.37		(1.12)	(0.75)	(0.34)	(0.89)	(1.23)
Year Ended August 31, 2007	13.82	0.33		1.08	1.41	(0.32)	(1.42)	(1.74)
Period Ended August 31, 2006(h)	13.30	0.17		0.50	0.67	(0.15)	—	(0.15)

U.S. Large Cap Equity Fund
Investor Shares
Year Ended August 31, 2009	11.26	0.07	(f)	(2.09)	(2.02)	(0.06)	—	(0.06)
Year Ended August 31, 2008	11.63	0.03		(0.36)	(0.33)	(0.04)	—	(0.04)
Year Ended August 31, 2007	10.13	0.03		1.50	1.53	(0.03)	—	(0.03)
Year Ended August 31, 2006	9.30	0.03		0.83	0.86	(0.03)	—	(0.03)
Year Ended August 31, 2005	7.94	0.09		1.37	1.46	(0.10)	—	(0.10)

Institutional Shares
Year Ended August 31, 2009	11.31	0.09	(f)	(2.10)	(2.01)	(0.08)	—	(0.08)
Year Ended August 31, 2008	11.66	0.04		(0.34)	(0.30)	(0.05)	—	(0.05)
Year Ended August 31, 2007	10.15	0.06		1.49	1.55	(0.04)	—	(0.04)
Period Ended August 31, 2006(h)	9.72	0.02		0.42	0.44	(0.01)	—	(0.01)

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Calculated using average shares.
(g)	During the period, the Board of Trustees and the Adviser agreed to a full settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.95% and 0.71% for Investor and Institutional Shares of Balanced Fund; and 1.07% and 0.82% for Investor and Institutional Shares of U.S. Large Cap Equity Fund, respectively.
(h)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.

See notes to financial statements.

			Ratios/Supplemental Data:(c)
Net Asset Value, End of Period	Total Return(a)(b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(d)	Portfolio Turnover(e)

$10.30	(8.21)%	$15,203	0.97%		2.77%	1.71%	88%
11.50	(6.42)%	16,687	0.93%		2.58%	1.66%	102%
13.49	10.40%	23,858	0.90%	(g)	2.14%	1.60%	130%
13.81	7.96%	28,196	0.82%		2.06%	1.35%	105%
13.51	11.68%	90,522	0.79%		1.92%	1.36%	100%

10.32	(7.98)%	40,062	0.72%		3.03%	1.46%	88%
11.51	(6.19)%	46,596	0.67%		2.85%	1.41%	102%
13.49	10.71%	60,995	0.65%	(g)	2.38%	1.36%	130%
13.82	5.04%	62,210	0.62%		1.86%	1.11%	105%

9.18	(17.85)%	1,480	1.17%		0.87%	1.80%	47%
11.26	(2.87)%	1,879	1.10%		0.15%	1.73%	40%
11.63	15.08%	2,232	1.01%	(g)	0.21%	1.62%	36%
10.13	9.26%	2,239	1.15%		0.28%	1.39%	91%
9.30	18.49%	17,637	1.19%		0.78%	1.38%	90%

9.22	(17.64)%	17,213	0.91%		1.09%	1.55%	47%
11.31	(2.54)%	9,991	0.84%		0.41%	1.48%	40%
11.66	15.30%	10,717	0.76%	(g)	0.46%	1.37%	36%
10.15	4.51%	12,494	0.77%		0.21%	1.16%	91%

See notes to financial statements.

CAVANAL HILL FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Cavanal Hill Funds:

We have audited the accompanying statements of assets and liabilities of Cavanal Hill Funds—U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund and U.S. Large Cap Equity Fund (the Funds), including the schedules of portfolio investments, as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

October 27, 2009

CAVANAL HILL FUNDS

Additional Fund Information, (Unaudited)

August 31, 2009

Other Federal Income Tax Information (Unaudited):

For the year ended August 31, 2009, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with the 2009 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2009, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Balanced Fund	32.98%
U.S. Large Cap Equity Fund	100.00%

For the year ended August 31, 2009, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Balanced Fund	35.03%
U.S. Large Cap Equity Fund	100.00%

The Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund designated $8,316,204 and $816,989, respectively, of its income distributions as tax-exempt distributions for the year ended August 31, 2009.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2009:

Fund	Amount
Intermediate Tax-Free Bond Fund	$13,384
Intermediate Bond Fund	477,598
Bond Fund	170,992

For the year ended August 31, 2009, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
Intermediate Tax-Free Bond	$136

For the year ended August 31, 2009, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$1,062,265
Cash Management Fund	6,744,510
Short-Term Income Fund	3,431,272
Intermediate Bond Fund	1,767,312
Bond Fund	1,890,236
Balanced Fund	613,739

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2009

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENTS

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (formerly AXIA Investment Management, Inc., “Cavanal Hill”) was formally considered by the Board of Trustees at meetings held on April 30, 2009 and July 31, 2009. The Trustees reviewed extensive material in connection with their review of the Advisory Agreement, including data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected Cavanal Hill’s fee waivers in place, Cavanal Hill’s contractual investment advisory fee levels, as well as additional voluntary fee waivers. The information provided to the Trustees at the April meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by Cavanal Hill, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and Cavanal Hill.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and Cavanal Hill, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. Cavanal Hill’s senior management and portfolio managers presented information to the Trustees at Trustee meetings and discussed Fund performance and the Fund’s investment objectives, strategies and outlook. The Trustees considered the background and experience of Cavanal Hill’s senior management and the expertise of investment personnel of Cavanal Hill responsible for the day-to-day management of each Fund. The Trustees also considered Cavanal Hill’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Particular attention was given to the overall performance and actions taken by Cavanal Hill in response to the market turmoil and financial crisis experienced during the past year. Cavanal Hill’s conservative approach and attention to risk management were credited for limiting exposure to financial difficulties. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Fund were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One-, three-, five- and ten-year performance data was presented. The Trustees discussed with Cavanal Hill the performance goals and the actual results achieved in managing the Fund as well as the effect of market conditions on the Funds. The U.S. Large Cap Fund, the Intermediate Tax Free Bond Fund and the Select Class of the Tax-Free Money Market Fund each ranked in the top quartile of its peer group. The other classes of the Tax-Free Money Market Fund, the U.S. Treasury Fund, the Balanced Fund and the Administrative Class of the Cash Management Fund ranked in the second and third quartile. The other classes of the Cash Management Fund, the Short Term Income Fund, the Intermediate Bond Fund and the Bond Fund each struggled with difficult conditions in the fixed income sector. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Cavanal Hill Funds was within an acceptable range.

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2009

Cost of Services and Profits Realized by Cavanal Hill and Its Affiliates

The Trustees considered peer group comparable information with respect to the investment advisory fees charged by Cavanal Hill to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. Information on additional voluntary fee waivers was also presented. The Trustees reviewed administration, custody and distributor fees received, respectively, by Cavanal Hill and its affiliates, Bank of Oklahoma, N.A. and BOSC, Inc. The Trustees also considered the fallout benefits to Cavanal Hill of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by Cavanal Hill with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents Cavanal Hill’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by Cavanal Hill. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, Cavanal Hill noted that, while consistent with prior years’ presentations, the allocation methodology was continuously being refined. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by Cavanal Hill affect the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, in all Fund classes, the Lipper peer group report reflected median investment adviser fees generally in excess of the fees charged by Cavanal Hill. The Trustees analyzed the fees paid to Cavanal Hill in light of performance and the services provided, and in light of profitability to Cavanal Hill. Based on their review, the Trustees concluded that the profitability to Cavanal Hill under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees noted in this regard fee waivers granted by Cavanal Hill and received Cavanal Hill’s assurance that voluntary waivers disclosed in the Fund’s prospectus would not be decreased in the upcoming year without notice to and approval by the Trustees. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints, and that the voluntary fee waivers granted by Cavanal Hill had produced benefits to shareholders that were at least as favorable as those that would be expected to be produced by contractual fee breakpoints. The Trustees determined that its review of potential economies of scale supports its decision to approve the Advisory Agreement.

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2009

U.S. Treasury Fund:

Security Allocation	Percentage of Net Assets
Commercial Paper	2.2%
U.S Treasury Obligations	36.0%
Repurchase Agreements	61.8%

Total	100.0%

Cash Management Fund:

Security Allocation	Percentage of Net Assets
Certificates of Deposit	18.7%
Commercial Paper	21.5%
Corporate Bonds	6.6%
U.S. Government Agencies	23.1%
Repurchase Agreements	30.1%

Total	100.0%

Tax-Free Money Market Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	79.6%
Commercial Paper	14.5%
Investment Companies	4.8%

Total	98.9%

Intermediate Tax-Free Bond Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	94.5%
Investments in Affiliates	4.1%

Total	98.6%

Short-Term Income Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	6.6%
Mortgage Backed Securities	74.0%
Corporate Bonds	11.3%
U.S. Government Agency Securities	1.3%
Investments in Affiliates	6.7%

Total	99.9%

Intermediate Bond Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	4.5%
Mortgage Backed Securities	57.1%
Corporate Bonds	23.8%
Taxable Municipal Bonds	5.5%
U.S. Government Agency Securities	1.1%
U.S. Treasury Obligations	6.1%
Investments in Affiliates	1.6%

Total	99.7%

Bond Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	1.8%
Mortage Backed Securities	59.2%
Corporate Bonds	19.0%
Taxable Municipal Bonds	6.0%
U.S. Treasury Obligations	10.6%
Investments in Affiliates	2.7%

Total	99.3%

Balanced Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	50.5%
Asset Backed Securities	0.4%
Mortage Backed Securities	17.1%
Corporate Bonds	8.7%
Taxable Municipal Bonds	0.5%
U.S. Government Agency Securities	3.7%
U.S. Treasury Obligations	7.0%
Investment Companies	10.5%
Investments in Affiliates	1.5%

Total	99.9%

U.S. Large Cap Equity Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	95.9%
Investments in Affiliates	6.5%

Total	102.4%

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)

Trustees and Officers of Cavanal Hill Funds

August 31, 2009

The following table sets forth certain information about each of the Trust’s Officers.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships* Held
Arthur A. Jensen Age: 43	Treasurer	Indefinite, 8/08—Present	From July 2008 to present, Senior Vice President of Citi Fund Services Ohio, Inc. From April 2005 to July 2008, Vice President at JPMorgan Funds Management, Inc. From June 2001 to April 2005, Vice President at BISYS Fund Services.	9	None
James L. Huntzinger Age: 59	President, Assistant Secretary	Indefinite, 6/08—Present	From 2002 to present, Chief Investment Officer for BOK Financial Corporation.	9	None
Fred J. Schmidt Age: 50	Chief Compliance Officer, Anti- Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 4/08—Present	From 2004 to present, employee of Citi Fund Services Ohio, Inc., CCO Services. From 2002 to 2004, President FJS Associates.	9	None
Kristin L. Walters Age: 37	Secretary	Indefinite, 4/08—Present	From September 2007 to present, Vice President, Director of Compliance and from November 2006 to September 2007, Assistant Vice President of Cavanal Hill Investment Management, Inc.	9	None

* Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)

Trustees and Officers of Cavanal Hill Funds, Continued

August 31, 2009

The following table sets forth certain information about each of the Trust’s Trustees.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships* Held by Trustee
Independent Trustees:

William H. Wilson Jr. Age: 51	Trustee, Chairman	Indefinite, 5/08—Present	Partner of Sage Partners, Keystone Exploration, and 3C Farms	9	None
David L. Foster Age: 61	Trustee	Indefinite, 5/08—Present	Chief Executive Officer of the Williford Companies	9	None

Interested Trustees:

Steven G. Bradshaw** Age: 49	Trustee	Indefinite, 9/07—Present	From October 2003 to present, Senior Executive Vice President, Consumer Banking and Wealth Management, BOK Financial Corporation (“BOK Financial”); from 1995 to present, Chairman, BOSC, Inc.; from December 1999 to October 2003, Executive Vice President, Consumer Banking Manager, BOK Financial.	9	None

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
**	Mr. Bradshaw is treated by the Funds as an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Funds. Mr. Bradshaw is an “interested person” because he is a Senior Executive Vice President of BOK Financial Corporation, the parent of Cavanal Hill Investment Management, Inc., and the Chairman of BOSC, Inc., the distributor of the Trust.

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2009

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 through August 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expense Paid During Period* 3/1/09 - 8/31/09	Expense Ratio During Period** 3/1/09 - 8/31/09
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,000.10	$1.31	0.26%
Service Shares	1,000.00	1,000.10	1.31	0.26%
Institutional Shares	1,000.00	1,000.10	1.31	0.26%
Cash Management Fund
Administrative Shares	1,000.00	1,000.40	3.08	0.61%
Service Shares	1,000.00	1,001.20	2.22	0.44%
Institutional Shares	1,000.00	1,001.80	1.61	0.32%
Tax-Free Money Market Fund
Administrative Shares	1,000.00	1,000.40	2.22	0.44%
Service Shares	1,000.00	1,001.60	2.17	0.43%
Institutional Shares	1,000.00	1,002.10	0.56	0.11%
Select Shares	1,000.00	1,002.50	0.91	0.18%
Intermediate Tax-Free Bond Fund
Investor Shares	1,000.00	1,034.20	4.15	0.81%
Institutional Shares	1,000.00	1,035.50	2.82	0.55%
Short-Term Income Fund
Investor Shares	1,000.00	1,119.60	4.54	0.85%
Institutional Shares	1,000.00	1,121.10	3.05	0.57%
Intermediate Bond Fund
Investor Shares	1,000.00	1,094.80	5.54	1.05%
Institutional Shares	1,000.00	1,096.20	4.17	0.79%
Bond Fund
Investor Shares	1,000.00	1,134.40	5.76	1.07%
Institutional Shares	1,000.00	1,137.40	4.31	0.80%
Balanced Fund
Investor Shares	1,000.00	1,279.20	5.86	1.02%
Institutional Shares	1,000.00	1,280.90	4.43	0.77%
U.S. Large Cap Equity Fund
Investor Shares	1,000.00	1,378.60	7.19	1.20%
Institutional Shares	1,000.00	1,383.00	5.59	0.93%

CAVANAL HILL FUNDS

Additional Fund Information, Concluded (Unaudited)

August 31, 2009

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Expense Paid During Period* 3/1/09 - 8/31/09	Expense Ratio During Period** 3/1/09 - 8/31/09
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,023.89	$1.33	0.26%
Service Shares	1,000.00	1,023.89	1.33	0.26%
Institutional Shares	1,000.00	1,023.89	1.33	0.26%
Cash Management Fund
Administrative Shares	1,000.00	1,022.13	3.11	0.61%
Service Shares	1,000.00	1,022.99	2.24	0.44%
Institutional Shares	1,000.00	1,023.59	1.63	0.32%
Tax-Free Money Market Fund
Administrative Shares	1,000.00	1,022.99	2.24	0.44%
Service Shares	1,000.00	1,023.04	2.19	0.43%
Institutional Shares	1,000.00	1,024.65	0.56	0.11%
Select Shares	1,000.00	1,024.30	0.92	0.18%
Intermediate Tax-Free Bond Fund
Investor Shares	1,000.00	1,021.12	4.13	0.81%
Institutional Shares	1,000.00	1,022.43	2.80	0.55%
Short-Term Income Fund
Investor Shares	1,000.00	1,020.92	4.33	0.85%
Institutional Shares	1,000.00	1,022.33	2.91	0.57%
Intermediate Bond Fund
Investor Shares	1,000.00	1,019.91	5.35	1.05%
Institutional Shares	1,000.00	1,021.22	4.02	0.79%
Bond Fund
Investor Shares	1,000.00	1,019.81	5.45	1.07%
Institutional Shares	1,000.00	1,021.17	4.08	0.80%
Balanced Fund
Investor Shares	1,000.00	1,020.06	5.19	1.02%
Institutional Shares	1,000.00	1,021.32	3.92	0.77%
U.S. Large Cap Equity Fund
Investor Shares	1,000.00	1,019.16	6.11	1.20%
Institutional Shares	1,000.00	1,020.52	4.74	0.93%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

CAVANAL HILL FUNDS

Ann-08/09

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is David L. Foster who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

2008 – $74,700

2009 – $88,000

(b) Audit Related Fees

2008 – $27,000

2009 – $28,000

(c) Tax Fees

2008 – $26,235 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

2009 – $27,300 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

(d) All Other Fees

2008 – $0

2009 – $0

(e)(1)

CAVANAL HILL FUNDS

Audit and Non-Audit Services Pre-Approval

Policies and Procedures

1. Purpose

Under Section 10A of the Securities Exchange Act of 1934, as amended (the “Act”), codifying applicable portions of the Sarbanes-Oxley Act of 2002, the Audit Committee (the “Committee”) of the Board of Trustees of Cavanal Hill Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, audit and non-audit services performed by the independent auditor for the Trust are required to be approved by the Committee in order to assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, in any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendation. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III. Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee’s Chairman. The Committee’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statement of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustee’s.

11.	Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Committee

1.	Where it has been determined by the Committee’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, William H. Wilson Jr and David L. Foster have each been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements

Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee’s Chairman in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted: October 17, 2003

As amended: July 23, 2008

(e)(2)

2008 – 0%

2009 – 0%

(f) Not Applicable

(g) 2008 – $55,235

     2009 – $0

(h) The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Not applicable.

(b) Not applicable.

(b) (1) Not applicable.

(b) (2) Not applicable.

(b) (3) Not applicable.

(b) (4) Not applicable.

(b) (5) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cavanal Hill Funds

By (Signature and Title)*	/s/ ARTHUR A. JENSEN, TREASURER
Arthur A. Jensen, Treasurer

Date November 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ ARTHUR A. JENSEN, TREASURER
Arthur A. Jensen, Treasurer

Date November 6, 2009

By (Signature and Title)*	/s/ JAMES L. HUNTZINGER, PRESIDENT
James L. Huntzinger, President

Date November 6, 2009